As filed with the Securities and Exchange Commission on June 2,
1998
Registration No. 33-40823
                 811-6318

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-1A


REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
X
Pre-Effective Amendment No. _______

Post-Effective Amendment No.         21        	    X

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF
1940

Amendment No.           21                  X

CONSULTING GROUP CAPITAL MARKETS FUNDS
(Exact name of Registrant as Specified in Charter)

222 Delaware Avenue, Wilmington, Delaware  19801
(Address of Principal Executive Offices)     (Zip Code)

Registrant's Telephone Number, including Area Code:
(302) 888-4104

Christina T. Sydor
Consulting Group Capital Markets Funds
388 Greenwich Street, 22nd Floor
New York, New York 10013
(Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering: Continuous


It is proposed that this filing will become effective:

	immediately upon filing pursuant to paragraph (b)

	on (date) pursuant to paragraph (b) of Rule 485

	60 days after filing pursuant to paragraph (a)(i)

	on (date) pursuant to paragraph (a)(i)

xxx	75 days after filing pursuant to paragraph (a)(ii)

	on (date) pursuant to paragraph (a)(ii) of Rule 485.

If appropriate, check the following box:

	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered: Shares of Beneficial Interest, par value $0.001 per share.

CONSULTING GROUP CAPITAL MARKETS FUNDS

FORM N-1A
CROSS REFERENCE SHEET

PURSUANT TO RULE 495(a)

Part A.
Item No.	Prospectus Heading

1.	Cover Page	Cover Page

2.	Synopsis	Summary

3.	Condensed Financial Information	Financial Highlights

4.	General Description of Registrant	Cover Page; Summary;
Objectives
and Policies of the Portfolios; Additional Information

5.	Management of the Fund	Summary; Portfolio Expenses;
Management of the Trust; Custodian and Transfer Agent

6.	Capital Stock and Other Securities	Cover Page; Dividends,
Distributions and Taxes; Additional Information

7.	Purchase of Securities Being Offered	Summary; Purchase
of
Shares; Net Asset Value; Exchange Privilege

8.	Redemption or Repurchase	Redemption of Shares; Exchange
Privilege

9.	Pending Legal Proceedings	Not Applicable

Part B	Heading in Statement of Item No.	Additional
Information

10.	Cover Page	Cover Page

11.	Table of Contents	Contents

12.	General Information and History	Management of the Trust;
See
Prospectus -- "Additional Information"

13.	Investment Objectives and Policies	Objectives and Policies
of the Portfolios

14.	Management of the Fund	Management of the Trust; Custodian
and Transfer Agent

15.	Control Persons and Principal Holders of Securities
	Management of the Trust

16.	Investment Advisory and Other Services	Purchase of
Shares; Management of the Trust; Custodian and Transfer Agent; See Prospectus -- "Portfolio Expenses"; "Custodian and Transfer
Agent" and "Management of the Trust"

17.	Brokerage Allocation and Other Practices	Objectives and
Policies of the Portfolios

18.	Capital Stock and Other Securities	See Prospectus --
"Dividends, Distributions and Taxes" and "Additional Information"

19.	Purchase, Redemption and Pricing of	Purchase of  Shares; Net
Asset Value;
	Securities Being Offered	See Prospectus -- "Exchange
Privilege"

20.	Tax Status	Taxes; See Prospectus -- "Dividends,
Distributions and Taxes"

21.	Underwriters	Objectives and Policies of the Portfolios;
Purchase of Shares; See Prospectus -- "Purchase of Shares"

22.	Calculation of Performance Data	Determination of
Performance; See Prospectus - "Performance of the Portfolios"

23.	Financial Statements	Report of Independent Accountants;
Statement of Assets and Liabilities




PART A

                                CONSULTING GROUP

                             CAPITAL MARKETS FUNDS






                                                 SMITH BARNEY
                                                 -------------------------------
                                                 A Member of TravelersGroup LOGO

                                                    TRAK(R)
                         ----------------------------------
                   Personalized Investment Advisory Service

  TRAK Personalized Investment Advisory Service ("TRAK") is a securities advisory service offered by the Consulting Group (the "Consulting Group") of Mutual Management Corp. ("MMC") designed to assist a client in devising and implementing a reasoned, systematic, long-term investment strategy tailored to the client's financial circumstances. TRAK links the Consulting Group's experience in evaluating an investor's investment objectives and risk tolerances, the abilities of investment advisers to meet those objectives and risk tolerances and the historic performance of various asset classes, with the convenience and cost effectiveness of a broad array of investment portfolios. TRAK consists of the following elements for programs other than certain qualified employee benefit plans:

                                  THE REQUEST

  The core of TRAK is the Consulting Group's evaluation of the client's financial goals and risk tolerances based on the Request, a confidential client questionnaire that the client completes with the assistance of his or her Financial Consultant. In reviewing and processing a client's Request, the Consulting Group considers the client's specific investment goals--a secure retirement, the education of children, the preservation and growth of an inheritance or savings or the accumulation of capital for the formation of a business--in terms of the client's time horizon for achievement of those goals, immediate and projected financial means and needs and overall tolerances for investment risk.

                              THE RECOMMENDATION

  Based on its evaluation of the client's financial goals and circumstances, the Consulting Group prepares and issues a Recommendation. In the Recommendation, the Consulting Group provides advice as to an appropriate mix of investment types designed to balance the client's financial goals against his or her means and risk tolerances as part of a long term investment strategy. Numerous financial studies, including a study in the Financial Analysis Journal, a major publication forum for investment research, have concluded that the single most important component determining the performance of an investment portfolio is how that portfolio is allocated among different types of investments. The Recommendation draws on Smith Barney's experience in analyzing macroeconomic events worldwide and designing asset allocation strategies as well as the Consulting Group's experience in monitoring and evaluating the performance of various market segments over substantial periods of time and correlating that information with the client's financial characteristics. The Recommendation provides specific advice about implementing investment decisions through Consulting Group Capital Markets Funds (the "Trust"), a series of investment portfolios (the "Portfolios") that covers a spectrum of investments from a money market fund that limits its investment to U.S. Government securities and repurchase agreements exclusively for those securities, to an emerging markets fund that offers the potential for significant returns to the client that can commit a portion of his or her portfolio to more volatile markets*. The Recommendation specifies a combination of investments in the Portfolios considered suitable for the client. The Recommendation employs an asset allocation theory based on a framework discussed in "Portfolio Selection," a paper published in the Journal of Finance that earned its author a Nobel Prize. The Financial Consultant assists the client in evaluating the advice contained in the Recommendation, offers interpretations in light of personal knowledge of the client's circumstances and implements the client's investment decisions, but has no investment discretion over the client's accounts. All decisions on investing among the Portfolios remain with the client. The client has the option of accepting the Recommendation or selecting an alternative combination of investments in the Portfolios.

--------
* Smith Barney, through the Consulting Group, also offers TRAK in connection with investments in mutual funds offered by a variety of no-load fund families, including Smith Barney funds in load-waived Class A shares, which cover a spectrum of investments. For more information about investing in TRAK with funds from select no-load fund families, you should contact your Smith Barney Financial Consultant. The fees and other compensation received by Smith Barney in connection with TRAK with funds from select no-load fund families may be different from the fees and other compensation received by Smith Barney in connection with TRAK with the Consulting Group Capital Markets Funds.

                                THE INVESTMENTS

  The Portfolios offer a convenient and economical means through which to implement the Recommendation. The Trust consists of the following Portfolios, which are described in greater detail in the Prospectus that accompanies this description:

(1)  Government Money Investments        (8)  Large Capitalization Growth Investments
(2)  Intermediate Fixed Income           (9)  Small Capitalization Value Equity Investments
     Investments                        (10)  Small Capitalization Growth Investments
(3)  Long-Term Bond Investments         (11)  International Equity Investments
(4)  Municipal Bond Investments         (12)  International Fixed Income Investments
(5)  Mortgage Backed Investments        (13)  Emerging Markets Equity Investments
(6)  Balanced Investments               (14)  High Yield Investments
(7)  Large Capitalization Value Equity
     Investments

  The Trust offers investors the opportunity to invest in Portfolios that are advised by investment firms ("Advisors") identified, retained, supervised and compensated by the Consulting Group in its capacity as Manager to the Trust. Shares of the Portfolios may be purchased, redeemed or exchanged daily at the net asset value next determined without imposition of any sales or redemption charge. As described below, participation in TRAK is subject to payment of a quarterly fee at the maximum annual rate of 1.50% of TRAK assets held in an account at Smith Barney (an "Account"). Financial Consultants are compensated based on client participation in TRAK but do not receive compensation or incentives based on which of the Portfolios are selected for investment.

                                   THE REVIEW

  TRAK is a continuing investment advisory service. Once a TRAK program is active, the client receives a periodic Review highlighting all TRAK activity for the preceding period. The Review is a monitoring report containing an analysis and evaluation of the client's TRAK assets to ascertain whether the client's objectives for the TRAK assets are being met and recommending, when appropriate, changes in the allocation of assets among the Portfolios. Information presented within the Review includes a market commentary, a record of the client's asset performance and rates of return as compared to several appropriate market indices (illustrated in a manner that includes any fees for participation in TRAK actually incurred during the period), the client's actual portfolio showing the breakdown of investments made in each Portfolio, year-to-date and cumulative realized gains and losses in and income received from each Portfolio, all purchase, sale and exchange activity and dividends and interest received and/or reinvested. The information in the Review is especially useful for tax preparation purposes.

                          FINANCIAL CONSULTANT SUPPORT

  Integral to TRAK is the personal and confidential relationship between the client and his or her Financial Consultant. With a Financial Consultant a client at all times has available a registered investment professional backed by the full resources of the Consulting Group to discuss his or her financial circumstances and strategy. The Financial Consultant serves the client by assisting the client in identifying his or her financial characteristics, completing and transmitting the Request, reviewing with the client the Recommendation and Reviews, responding to identified changes in the client's financial circumstances and implementing investment decisions. When financial circumstances change, the Financial Consultant can be consulted and a new evaluation commissioned at no additional charge.

                           ABOUT THE CONSULTING GROUP

  TRAK and the Trust build on the experience of the Consulting Group, in providing coordinated personalized investment advice and investment advisor selection services. The predecessor of the Consulting Group was established in 1973 with the primary objective of matching the investment needs of
                                                                     (continued)

PROSPECTUS

                    CONSULTING GROUP CAPITAL MARKETS FUNDS
       222 Delaware Avenue . Wilmington, Delaware 19801 . (212) 816-8725

  Consulting Group Capital Markets Funds (the "Trust") is an open-end, management investment company providing a convenient means of investing in separate investment portfolios (the "Portfolios") professionally managed by the Consulting Group (the "Manager" or the "Consulting Group") of Mutual Management Corp. ("MMC") (formerly Smith Barney Mutual Funds Management Inc.). Each of the Portfolios benefits from discretionary advisory services from an investment adviser (the "Advisor" or "Advisors") identified, retained, supervised and compensated by the Manager. The Trust is a series company that currently consists of the following Portfolios to which this Prospectus relates:
 .Government Money Investments          .Large Capitalization Value Equity
 .Intermediate Fixed Income Investments .Large Capitalization Growth Investments
 .Long-Term Bond Investments            .Small Capitalization Value Equity
 .Municipal Bond Investments               Investments
 .Mortgage Backed Investments           .Small Capitalization Growth Investments
 .Balanced Investments                  .International Equity Investments
                                        .International Fixed Income Investments
                .Emerging Markets Equity Investments
                .High Yield Investments

  Each of the Portfolios is a diversified Portfolio of the Trust, except International Fixed Income Investments, which is a non-diversified Portfolio. Shares of Government Money Investments are not guaranteed or insured by the U.S. government and, although Government Money Investments attempts to maintain a constant net asset value of $1.00 per share, there can be no assurance that it will be able to do so at all times.
  Shares of the Portfolios are offered to participants in advisory programs sponsored by Smith Barney Inc. ("Smith Barney"), including the TRAK (R) Personalized Investment Advisory Service ("TRAK"), which directly provides to investors asset allocation recommendations with respect to the Portfolios based on an evaluation of an investor's investment objectives and risk tolerances (collectively, "Smith Barney Advisory Services"). The Portfolios may also be offered to participants in other investment advisory services offered by qualified investment advisers not affiliated with Smith Barney (each an "Advisory Service" and collectively with Smith Barney Advisory Services the "Advisory Services"). Participation in an Advisory Service is subject to payment of a separate investment advisory fee at rates that may be subject to negotiation based on levels of services as agreed upon with clients. Currently the maximum annual rate for assets invested in the Portfolios under a Smith Barney Advisory Service is 1.50%. The operating expenses of the Portfolios, when combined with any investment advisory fees separately paid, may involve greater fees and expenses than other investment companies whose shares are purchased without the benefit of an Advisory Service.
  This Prospectus sets forth concisely certain information about the Trust, including expenses, that prospective investors will find helpful in making an investment decision. Investors are encouraged to read this Prospectus carefully and retain it for future reference.

  HIGH YIELD INVESTMENTS MAY INVEST UP TO 100% OF ITS NET ASSETS IN NON-INVESTMENT GRADE SECURITIES, COMMONLY REFERRED TO AS "JUNK BONDS." JUNK BONDS ARE HIGH RISK AND CONSIDERED SPECULATIVE WITH REGARD TO PAYMENT OF INTEREST AND RETURN OF PRINCIPAL. PURCHASERS SHOULD CAREFULLY CONSIDER THE RISKS ASSOCIATED WITH AN INVESTMENT IN THIS PORTFOLIO PRIOR TO INVESTING.
  Additional information about the Trust is contained in a Statement of Additional Information which is available upon request and without charge by calling or writing the Trust at the telephone number or address listed above or by contacting any Smith Barney Financial Consultant. The Statement of Additional Information, which has been filed with the Securities and Exchange Commission, bears the same date as this Prospectus and is incorporated by reference into this Prospectus in its entirety.

     SHARES OF THE PORTFOLIOS ARE NOT  INSURED BY THE FDIC; ARE NOT A
       DEPOSIT OR OTHER OBLIGATION OF,  OR GUARANTEED BY, ANY BANK;
         AND ARE SUBJECT TO  INVESTMENT RISKS, INCLUDING POSSIBLE
           LOSS OF THE PRINCIPAL AMOUNT INVESTED.

THESE SECURITIES HAVE  NOT BEEN APPROVED OR DISAPPROVED BY  THE SECURITIES AND
 EXCHANGE  COMMISSION  OR  ANY  STATE   SECURITIES  COMMISSION  NOR  HAS  THE
 SECURITIES  AND  EXCHANGE  COMMISSION  OR ANY  STATE  SECURITIES  COMMISSION
  PASSED   UPON  THE   ACCURACY  OR   ADEQUACY  OF   THIS  PROSPECTUS.   ANY
   REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

July 1, 1998

                               TABLE OF CONTENTS

                                Page
                                ----
Summary.............................    2
Advisory Service Fees; Portfolio
 Expenses...........................    5
Financial Highlights................    7
Objectives and Policies of the Port-
 folios.............................   14
Management of the Trust.............   32
Purchase of Shares..................   39
Redemption of Shares................   41
Net Asset Value.....................   42

                                                                       Page
                                                                       ----
Exchange Privilege....................................................  43
Dividends, Distributions and Taxes....................................  43
Custodian and Transfer Agent..........................................  45
Performance of the Portfolios.........................................  45
Additional Information................................................  46
Appendix A............................................................ A-1
Appendix B............................................................ B-1

                                    SUMMARY

  The following summary is qualified in its entirety by the more detailed information included elsewhere in this Prospectus.

  The Trust. The Trust is a management investment company providing a convenient means of investing in separate Portfolios professionally managed by the Manager. The assets of each of the Portfolios are managed on a discretionary basis by one or more separate Advisors. See "Management of the Trust." The Trust is a series company currently consisting of the following 14
Portfolios:

  . Government Money Investments, whose Advisor is Standish, Ayer & Wood,
    Inc. ("Standish, Ayer").

  . Intermediate Fixed Income Investments, whose Advisor is Standish, Ayer.

  . Long-Term Bond Investments, whose Advisor is National Asset Management
    Corp. ("National Asset Mgmt.").

  . Municipal Bond Investments, whose Advisor is Smith Affiliated Capital
    Corp. ("Smith Affiliated").

  . Mortgage Backed Investments, whose Advisor is Atlantic Portfolio
    Analytics & Management, Inc. ("Atlantic Analytics").

  . International Fixed Income Investments, whose Advisor is Julius Baer
    Investment Management Inc. ("Julius Baer").

  . Balanced Investments, whose Advisor is Palley-Needelman Asset Management,
    Inc. ("Palley-Needelman").

  . Large Capitalization Value Equity Investments, whose Advisors are The
    Boston Company Asset Management, Inc. ("TBCAM") and Parametric Portfolio Associates ("Parametric").

  . Small Capitalization Value Equity Investments, whose Advisors are NFJ
    Investment Group ("NFJ"), David L. Babson & Co., Inc. ("Babson") and Mellon Capital Management Corporation ("Mellon").

  . Large Capitalization Growth Investments, whose Advisors are Provident
    Investment Counsel Inc. ("Provident") and Barclays Global Fund Advisors ("BGI").

  . Small Capitalization Growth Investments, whose Advisors are Berger
    Associates, Inc. ("Berger Associates"), Wall Street Associates ("WSA") Montgomery Asset Management, LLC ("Montgomery"), Westpeak Investment Advisors, L.P. ("Westpeak") and Mellon.

  . International Equity Investments, whose Advisors are Oechsle
    International Advisers, L.P. ("Oechsle") and State Street Global Advisors ("State Street").

  . Emerging Markets Equity Investments, whose Advisor is AIB Govett Asset
    Management Limited ("Govett").

  . High Yield Investments, whose Advisor is Alliance Capital Management L.P.
    ("Alliance Capital").

  Management. The Consulting Group acts as the Portfolios' Manager. Each of the Portfolios benefits from discretionary advisory services made available by one or more Advisors identified, retained, supervised and compensated by the Manager. MMC serves as the Portfolios' administrator and generally manages all aspects of the Trust's administration and operation. See "Management of the Trust."

  Advisory Services, Purchase and Redemption of Shares. Shares of the Portfolios are offered to or for the benefit of participants in Advisory Services. TRAK is one such investment advisory service pursuant to which the Consulting Group in its capacity as investment adviser to participants in TRAK generally directly provides to investors asset allocation recommendations and related services with respect to the Portfolios based on an evaluation of an investor's investment objectives and risk tolerances. Shares of the Portfolios are offered for purchase and redemption at their respective net asset values next determined, without imposition of any initial or contingent deferred sales charge except that the Consulting Group is paid directly by the client a quarterly fee at the maximum annual rate of 1.50% of assets held in a TRAK account for its services. Investors purchasing Portfolio shares based on the recommendations of investment advisors other than the Consulting Group, or who contract with the Consulting Group for services other than those described above, pay, in lieu of TRAK charges, different fees for different levels of services as agreed upon with their investment advisers. See "Purchase of Shares" and "Redemption of Shares."

  Risk Factors and Special Considerations. No assurance can be given that the Portfolios will achieve their investment objectives. Investing in an investment company that invests in securities of companies and governments of foreign countries, particularly developing countries, involves risks that go beyond the usual risks inherent in an investment company limiting its holdings to domestic investments. In particular, because Emerging Markets Equity Investments will invest in emerging markets countries, an investment in such Portfolio should be considered more speculative than an investment in a mutual fund that invests in securities of U.S. companies and investment in this Portfolio involves certain risks and considerations not associated with an investment in a mutual fund that invests in securities of countries with better developed and more stable markets. In addition, this Portfolio is authorized to borrow for investment purposes which will have the effect of magnifying gains and losses on the Portfolio's investments. A substantial portion of assets of certain of the Portfolios may be held in securities denominated in one or more foreign currencies, which will result in the Portfolio's bearing the risk that those currencies may lose value in relation to the U.S. dollar. Certain Portfolios may also be subject to certain risks of using investment techniques and strategies such as entering into forward currency contracts and repurchase agreements and trading futures contracts and options on futures contracts. In addition, High Yield Investments and Mortgage Backed Investments may invest in high yield, high risk securities that are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal, and Mortgage Backed Investments, Intermediate Fixed Income Investments and Long-Term Bond Investments may invest in government stripped mortgage related securities and zero coupon securities, which, due to changes in interest rates, may be more speculative and subject to greater fluctuations in value than securities that pay interest currently. See "Objectives and Policies of the Portfolios--Certain Securities, Investment Techniques and Risk Factors."

  Investors through TRAK should be aware that while the Consulting Group receives a fee as investment adviser from each participant, the Consulting Group also receives a fee from each Portfolio for its service as the Trust's Manager with responsibility for identifying, retaining, supervising and compensating each Portfolio's Advisor. The portion of such fee that is retained by the Manager varies based on the Portfolio involved. Consequently, the Consulting Group, when making asset allocation recommendations for TRAK participants, may be presented with a conflict of interest as to the specific Portfolios recommended for investment. The Consulting Group, however, is subject to and intends to comply fully with standards of fiduciary duty that require that it act solely in the best interest of the participants when making investment recommendations. Investors also should be aware that the Manager may be subject to a conflict of interest when making decisions regarding the retention and compensation of particular Advisors. However, the Manager's decisions, including the identity of an Advisor and the specific amount of the Manager's compensation to be paid to the Advisor, are subject to review and approval by a majority of the Board of Trustees and separately by a majority of the Trustees who are not affiliated with the Manager or any of its affiliates. See "Management of the Trust--Investment Manager" and "Purchase of Shares-- General--TRAK."

  The Portfolios are intended as vehicles for the implementation of long-term asset allocation strategies rendered through Advisory Services that are based on an evaluation of an investor's investment objectives and risk tolerances. Because these asset allocation strategies are designed to spread investment risk across the various segments of the securities markets through investment in a number of Portfolios, each individual Portfolio generally intends to be substantially fully invested in accordance with its investment objectives and policies during most market conditions. Although an Advisor of a Portfolio may, upon the concurrence of the Manager, take a temporary defensive position during adverse market conditions, it can be expected that a defensive posture will be adopted less frequently than it would be by other mutual funds. This policy may impede an Advisor's ability to protect a Portfolio's capital during declines in the particular segment of the market to which the Portfolio's assets are committed. Consequently, no single Portfolio should be considered a complete investment program and an investment among the Portfolios should be regarded as a long-term commitment that should be held through several market cycles. In addition, although the Consulting Group intends to recommend adjustments in the allocation of assets among the Portfolios based on, among other things, anticipated market trends, there can be no assurance that these recommendations can be developed, transmitted and acted upon in a manner sufficiently timely to avoid market shifts, which can be sudden and substantial. Participants in TRAK should recognize that it is a nondiscretionary investment advisory service and that all investment decisions rest with the participant alone. Therefore, such participants are urged strongly to adhere to the Consulting Group's asset allocation recommendations and to act promptly upon any recommended reallocation of assets among the Portfolios. Investors intending to purchase Portfolio shares through other Advisory Services should evaluate carefully whether the service is ongoing and continuous, as well as their investment advisers' ability to anticipate and respond to market trends. See "Objectives and Policies of the Portfolios--Certain Securities, Investment Techniques and Risk Factors--Temporary Investments."

  Dividends and Distributions. Each Portfolio intends to distribute annually to its shareholders substantially all of its net investment income and its net realized long- and short-term capital gains. Dividends from the net investment income of Government Money Investments are declared daily and paid monthly. Dividends from the net investment income of Intermediate Fixed Income Investments, Long-Term Bond Investments, Mortgage Backed Investments, Municipal Bond Investments, International Fixed Income Investments [High Yield Investments] and Balanced Investments are declared and paid monthly. Dividends from the net investment income of the remaining Portfolios are declared and paid annually. Distributions of any net realized long-term and short-term capital gains earned by a Portfolio will be made annually. See "Dividends, Distributions and Taxes."

  Taxation. Each of the Portfolios has qualified and intends to continue to qualify as a regulated investment company for U.S. federal income tax purposes. As such, the Trust anticipates that no Portfolio will be subject to U.S. federal income tax on income and gains that are distributed to shareholders. It is expected that certain capital gains and certain dividends and interest earned by International Equity Investments and Emerging Markets Equity Investments will be subject to foreign withholding taxes. These taxes may be deductible or creditable in whole or in part by shareholders of the Portfolio for U.S. federal income tax purposes. Although any foreign withholding taxes paid by International Fixed Income Investments are not expected to be creditable by its shareholders for U.S. federal income tax purposes, the Portfolio will be managed in a manner so as to minimize, to the extent practicable, the payment of any foreign withholding taxes. See "Dividends, Distributions and Taxes."

  Custodian and Transfer Agent. PNC Bank, National Association ("PNC") and The Chase Manhattan Bank ("Chase") serve as the custodians of the Trust's assets and may employ sub-custodians outside the United States approved by the Trustees of the Trust in accordance with regulations of the Securities and Exchange Commission (the "SEC"). PNC provides services for Portfolios predominately comprised of domestic securities, whereas Chase provides services for international Portfolios. First Data Investor Services Group, Inc. (the "Transfer Agent"), a subsidiary of First Data Corporation, serves as the transfer agent for the Portfolios' shares. See "Custodian and Transfer Agent."

                   ADVISORY SERVICE FEES; PORTFOLIO EXPENSES

  The following table lists the costs and expenses, including fees for TRAK (but not those for other Advisory Services paid separately), that an investor will incur either directly or indirectly as a shareholder of each Portfolio based on the Portfolio's operating expenses for the most recent fiscal year.

                                                ANNUAL PORTFOLIO OPERATING EXPENSES+
                                             ------------------------------------------
                                     MAXIMUM MANAGEMENT
                         SHAREHOLDER ANNUAL  FEES (NET  DISTRIBUTION            TOTAL
                         TRANSACTION  TRAK     OF FEE   (RULE 12B-1)  OTHER   OPERATING
                          EXPENSES    FEE*    WAIVERS)    EXPENSES   EXPENSES EXPENSES
                         ----------- ------- ---------- ------------ -------- ---------
Government Money
 Investments............    None      1.50%     0.20%       None       0.40%    0.60%
Intermediate Fixed
 Income Investments.....    None      1.50      0.60        None       0.13     0.73
Long-Term Bond
 Investments............    None      1.50      0.60        None       0.18     0.78
Municipal Bond
 Investments............    None      1.50      0.37        None       0.43     0.80
Mortgage Backed
 Investments............    None      1.50      0.57        None       0.23     0.80
Balanced Investments....    None      1.50      0.78        None       0.22     1.00
Large Capitalization
 Value Equity
 Investments............    None      1.50      0.70        None       0.08     0.78
Large Capitalization
 Growth Investments.....    None      1.50      0.62        None       0.07     0.69
Small Capitalization
 Value Equity
 Investments**..........    None      1.50      0.82        None       0.18     1.00
Small Capitalization
 Growth Investments++...    None      1.50      0.73        None       0.20     0.93
International Equity
 Investments**..........    None      1.50      0.59        None       0.43     1.02
International Fixed
 Income Investments.....    None      1.50      0.50        None       0.49     0.99
Emerging Markets
 Equity Investments.....    None      1.50      0.90        None       0.70     1.60
High Yield Investments***.. None      1.50      0.70        None       0.50     1.20

--------
+  As a percentage of average net assets.
++ The management fee has been restated to reflect a management fee increase for the fiscal year ending August 31, 1998.
 * As a percentage of the value of Portfolio shares held on the last calendar day of the previous quarter per annum.
** The management fees have been restated to reflect management fee increases which must be approved by shareholders. These management fee increases, subject to shareholder approval, are anticipated to become effective February 1, 1998.

*** The management fee and the total operating expenses for High Yield Investments are estimated since there were no outstanding shares during the most recent fiscal year.


  Management Fees; Expenses. Each Portfolio pays the Manager a fee for its services that is computed daily and paid monthly at an annual rate ranging from 0.15% to 0.90% of the value of the average daily net assets of the Portfolio. The fees of each Advisor are paid by the Manager. Each Portfolio pays MMC a fee for administration services that is computed daily and paid monthly at an annual rate of 0.20% of the value of the Portfolio's average daily net assets. The Manager and MMC (the "Agents") may voluntarily waive a portion or all of their respective fees otherwise payable to them and the "Total Operating Expenses" without fee waivers would have been 0.64%, 0.83%, 0.93% and 1.02% for Government Money Investments, Municipal Bond Investments, Mortgage Backed Investments and Balanced Investments, respectively.

  Based on the Portfolio expenses set forth above, including an Advisory Service fee of 1.50%, a shareholder would pay the following expenses on a $1,000 investment assuming (i) a 5% annual return and (ii) redemption at the end of each period.

                                      ONE YEAR THREE YEARS FIVE YEARS TEN YEARS
                                      -------- ----------- ---------- ---------

Government Money Investments.........   $21       $ 66        $113      $243
Intermediate Fixed Income
 Investments.........................    23         70         119       256
Long-Term Bond Investments...........    23         71         122       262
Municipal Bond Investments...........    23         72         123       264
Mortgage Backed Investments..........    23         72         123       264
Balanced Investments.................    25         78         133       284
Large Capitalization Value Equity
 Investments.........................    23         71         122       262
Large Capitalization Growth
 Investments.........................    22         69         117       252
Small Capitalization Value Equity
 Investments.........................    25         78         133       284
Small Capitalization Growth
 Investments.........................    24         76         130       277
International Equity Investments.....    25         79         134       286
International Fixed Income
 Investments.........................    25         78         133       283
Emerging Markets Equity Investments..    31         96         163       341
High Yield Investments...............    27         84         143       303

  The purpose of this example is to assist an investor in understanding various costs and expenses that an investor in a Portfolio will bear directly or indirectly. This example should not be considered to be a representation of the past or future expenses; actual expenses may be greater or less than those shown. Moreover, although the table assumes a 5% annual return, a Portfolio's actual performance will vary and may result in an actual return greater or less than 5%.

                             FINANCIAL HIGHLIGHTS

  The following information includes unaudited information for the six month period ended February 28, 1998 and for the three years ended August 31, 1997 has been audited by KPMG Peat Marwick LLP, independent auditors, whose report thereon appears in the Trust's Annual Report dated August 31, 1997. The following information for each of the fiscal years or periods in the three-year period ended August 31, 1994 has been audited by other independent auditors. This information should be read in conjunction with the financial statements and related notes that also appear in the Trust's Annual Report dated August 31, 1997, which is available upon request and incorporated by reference into the Statement of Additional Information.

       GOVERNMENT MONEY INVESTMENTS
     FOR A PORTFOLIO SHARE OUTSTANDING
           THROUGHOUT EACH YEAR:

                                              YEAR ENDED AUGUST 31,
                          ----------------------------------------------------------------------
                          1998(1)       1997      1996      1995      1994       1993     1992*
                          --------    --------  --------  --------  --------   --------  -------
NET ASSET VALUE, Begin-
 ning of Year             $   1.00    $   1.00  $   1.00  $   1.00  $   1.00   $   1.00  $  1.00
                          --------    --------  --------  --------  --------   --------  -------
 Net investment in-
  come#.................      0.02        0.05      0.05      0.05      0.03       0.03     0.03
 Dividends from net in-
  vestment income.......     (0.02)      (0.05)    (0.05)    (0.05)    (0.03)     (0.03)   (0.03)
                          --------    --------  --------  --------  --------   --------  -------
NET ASSET VALUE, End of
 Year...................  $   1.00    $   1.00  $   1.00  $   1.00  $   1.00   $   1.00  $  1.00
                          ========    ========  ========  ========  ========   ========  =======
Total Return++..........      2.50%++     4.98%     5.02%     5.24%     3.10%      2.76%    2.72%
                          ========    ========  ========  ========  ========   ========  =======
NET ASSETS, End of Year
 (in 000's).............  $459,378    $388,713  $278,162  $241,590  $184,656    $84,034  $30,353
Ratios to Average Net
 Assets:
 Expenses+..............      0.60%**     0.60%     0.60%     0.60%     0.55%      0.50%    0.49%**
 Net investment income..      5.01**      4.91%     4.93%     5.14%     3.16%      2.71%    3.37%**
--------
(1) For the six months ended February 28, 1998 (unaudited).
 *  The Portfolio commenced operations on November 18, 1991.
**  Annualized.
 +  Annualized expense ratios before fees waived and/or expenses reimbursed by the Agents, for the years ended August 31, 1997, 1996, 1995, 1994, and 1993 and the period ended August 31, 1992 were 0.64%, 0.72%, 0.74%, 0.84%, 1.39%
    and 2.48%, respectively.
++  Total return represents aggregate total return for the period indicated.
#   Net investment income before fees waived and/or expenses reimbursed for the years ended August 31, 1997, 1996, 1995, 1994 and 1993 and the period ended
    August 31, 1992 were $0.04, $0.04, $0.00, $0.00, $0.01 and $0.02, respectively.
++  Total return is not annualized, as it may not be representative of the total return for the year.

   INTERMEDIATE FIXED INCOME INVESTMENTS
FOR A PORTFOLIO SHARE OUTSTANDING THROUGHOUT EACH YEAR:
                                              YEAR ENDED AUGUST 31,
                          ----------------------------------------------------------------------
                          1998(1)       1997      1996      1995      1994       1993     1992*
                          --------    --------  --------  --------  --------   --------  -------
NET ASSET VALUE, Begin-
 ning of Year...........  $   8.06    $   7.92  $   8.10  $   7.92  $   8.58   $   8.25  $  8.00
                          --------    --------  --------  --------  --------   --------  -------
Income (loss) from oper-
 ations:
 Net investment
  income#...............      0.24        0.50      0.50      0.50      0.47       0.51     0.34
 Net realized and
  unrealized
  gain/(loss)...........      0.09        0.14     (0.17)     0.16     (0.56)      0.33     0.25
                          --------    --------  --------  --------  --------   --------  -------
Total Income (Loss) From
 Operations.............      0.33        0.64      0.33      0.66     (0.09)      0.84     0.59
                          --------    --------  --------  --------  --------   --------  -------
Less Distributions From:
 Net investment income..     (0.26)      (0.50)    (0.51)    (0.48)    (0.50)     (0.48)   (0.34)
 Net realized gains.....       --          --        --        --      (0.06)     (0.03)     --
 Capital................       --          --        --        --      (0.01)       --       --
                          --------    --------  --------  --------  --------   --------  -------
Total Distributions.....     (0.26)      (0.50)    (0.51)    (0.48)    (0.57)     (0.51)   (0.34)
                          ========    ========  ========  ========  ========   ========  =======
NET ASSET VALUE, End of
 Year...................  $   8.13    $   8.06  $   7.92  $   8.10  $   7.92   $   8.58  $  8.25
                          ========    ========  ========  ========  ========   ========  =======
Total Return++..........      4.14%++     8.23%     4.08%     8.70%    (1.13)%    10.59%    7.53%
                          ========    ========  ========  ========  ========   ========  =======
NET ASSETS, End of Year
 (in 000's).............  $479,182    $384,094  $296,053  $246,323  $223,548   $140,580  $58,545
Ratios to Average Net
 Assets:
 Expenses+..............      0.71%**     0.73%     0.73%     0.80%     0.80 %     0.80%    0.79%**
 Net investment income..      5.96**      6.19%     5.78%     6.40%     5.77 %     5.94%    6.00%**
Portfolio turnover
 rate...................        22%        118%       98%       98%       86 %       92%     169%

--------

(1) For the six months ended February 28, 1998 (unaudited).
++ Total return is not annualized, as it may not be representative of the total return for the year.
 * The Portfolio commenced operations on November 18, 1991.
** Annualized.
 + Annualized operating expense ratios before fees waived for the year ended
   August 31, 1993 and the period ended August 31, 1992 were 0.88% and 1.30%, respectively.
++ Total return represents aggregate total return for the period indicated.
# Net investment income before fees waived by the Agents, for the year ended August 31, 1993 and the period ended August 31, 1992 was $0.50 and $0.31, respectively.

 LONG-TERM BOND INVESTMENTS
FOR A PORTFOLIO SHARE OUTSTANDING
THROUGHOUT EACH YEAR:

                                             YEAR ENDED AUGUST 31,
                          --------------------------------------------------------------------
                          1998(1)       1997      1996      1995     1994      1993     1992*
                          --------    --------  --------  --------  -------   -------  -------
NET ASSET VALUE, Begin-
 ning of Year...........  $   8.26    $   7.87  $   8.23  $   7.86  $  8.70   $  8.26  $  8.00
                          --------    --------  --------  --------  -------   -------  -------
Income (Loss) From Oper-
 ations:
 Net investment income#.      0.26        0.53      0.51      0.45     0.38      0.47     0.31
 Net realized and
  unrealized
  gain/(loss)...........      0.42        0.46     (0.41)     0.36    (0.75)     0.42     0.26
                          --------    --------  --------  --------  -------   -------  -------
Total Income (Loss) from
 Operations.............      0.68        0.99      0.10      0.81    (0.37)     0.89     0.57
Less Distributions From:
 Net investment income..     (0.26)      (0.59)    (0.46)    (0.44)   (0.41)    (0.45)   (0.31)
 Net realized gains.....       --          --        --        --     (0.06)      --       --
 Capital................       --        (0.01)      --        --     (0.00)@     --       --
                          --------    --------  --------  --------  -------   -------  -------
Total Distributions.....     (0.26)      (0.60)    (0.46)    (0.44)   (0.47)    (0.45)   (0.31)
                          --------    --------  --------  --------  -------   -------  -------
NET ASSET VALUE, End of
 Year...................  $   8.68    $   8.26  $   7.87  $   8.23  $  7.86   $  8.70  $  8.26
                          ========    ========  ========  ========  =======   =======  =======
Total Return++..........      8.43%++    12.93%     1.11%    10.71%   (3.93)%   11.08%    7.37%
                          ========    ========  ========  ========  =======   =======  =======
NET ASSETS, End of Year
 (in 000's).............  $165,458    $183,051  $155,910  $137,545  $94,628   $64,734  $34,986
Ratios to Average Net
 Assets:
 Expenses+..............      0.80%**     0.78%     0.80%     0.80%    0.80 %    0.80%    0.79%**
 Net investment income..      6.03**      6.54%     6.18%     5.80%    5.34 %    5.40%    5.69%**
Portfolio turnover rate.        26%         34%      125%       62%      43 %      35%       4%

--------

(1) For the six months ended February 28, 1998 (unaudited).
 * The Portfolio commenced operations on November 18, 1991.
** Annualized.
 + Annualized expense ratios before fees waived and/or expenses reimbursed by the Agents, for the years ended August 31, 1995, 1994 and 1993 and the period ended August 31, 1992 were 0.93%, 0.95%, 1.09% and 1.91%, respectively.
++ Total return represents aggregate total return for the period indicated.
# Net investment income before fees waived and/or expense reimbursed by the Agents, for the years ended August 31, 1995, 1994 and 1993 and the period ended August 31, 1992 were $0.44, $0.37, $0.45 and $0.25, respectively.
@ Amount represents less than $0.01 per portfolio share.

++Total return is not annualized, as it may not be representative of the total return for the year.
        MUNICIPAL BOND INVESTMENTS
FOR A PORTFOLIO SHARE OUTSTANDING
THROUGHOUT EACH YEAR:

                                            YEAR ENDED AUGUST 31,
                          -------------------------------------------------------------------
                          1998(1)      1997      1996      1995     1994      1993     1992*
                          -------    --------  --------  --------  -------   -------  -------
NET ASSET VALUE, Begin-
 ning of Year...........  $  8.62    $   8.26  $   8.27  $   8.06  $  8.85   $  8.25  $  8.00
                          -------    --------  --------  --------  -------   -------  -------
Income (Loss) From Oper-
 ations:
 Net investment income#.     0.18        0.38      0.38      0.40     0.40      0.41     0.30
 Net realized and
  unrealized
  gain/(loss)...........     0.23        0.34       --       0.21    (0.71)     0.62     0.25
                          -------    --------  --------  --------  -------   -------  -------
Total Income (Loss) From
 Operations.............     0.41        0.72      0.38      0.61    (0.31)     1.03     0.55
Less Distributions From:
 Net investment income..    (0.19)      (0.36)    (0.39)    (0.40)   (0.40)    (0.41)   (0.30)
 Net realized gains.....      --          --        --      (0.00)   (0.05)    (0.02)     --
 Capital................      --          --        --        --     (0.03)      --       --
                          -------    --------  --------  --------  -------   -------  -------
Total Distributions.....    (0.19)      (0.36)    (0.39)    (0.40)   (0.48)    (0.43)   (0.30)
                          -------    --------  --------  --------  -------   -------  -------
NET ASSET VALUE, End of
 Year...................  $  8.84    $   8.62  $   8.26  $   8.27  $  8.06   $  8.85  $  8.25
                          =======    ========  ========  ========  =======   =======  =======
Total Return++..........     4.82%++     8.88%     4.62%     7.86%   (3.78)%   12.94%    7.06%
                          =======    ========  ========  ========  =======   =======  =======
NET ASSETS, End of Year
 (in 000's).............  $66,444    $ 52,024  $ 46,485  $ 45,356  $56,625   $47,811  $21,795
Ratios to Average Net
 Assets:
 Expenses+..............     0.80%**     0.80%     0.80%     0.80%    0.80 %    0.80%    0.79%**
 Net investment income..     4.29**      4.50%     4.59%     4.99%    4.59 %    4.76%    4.71%**
Portfolio turnover rate.        9%         31%       29%       49%     132 %      15%      76%

--------

(1) For the six months ended February 28, 1998 (unaudited).
 * The Portfolio commenced operations on November 18, 1991.
** Annualized.
 + Annualized expense ratios before fees waived and/or expenses reimbursed by the Agents, for the years ended August 31, 1997, 1996 1995, 1994 and 1993 and the period ended August 31, 1992 were 0.83%, 1.02%, 1.04%, .93%, 1.02%
   and 1.66%, respectively.
++ Total return represents aggregate total return for the period indicated.
# Net investment income before fees waived and/or expenses reimbursed by the Agents, for the years ended August 31, 1997, 1996, 1995, 1994 and 1993 and the period ended August 31, 1992 were $0.38 $0.36, $0.38, $0.39, $0.39 and
  $0.24, respectively.
@ Amount represents less than $0.01 per portfolio share.

++Total return is not annualized, as it may not be representative of the total return for the year.

        MORTGAGE BACKED INVESTMENTS
FOR A PORTFOLIO SHARE OUTSTANDING
THROUGHOUT EACH YEAR:

                                             YEAR ENDED AUGUST 31,
                          -------------------------------------------------------------------------
                          1998(1)        1997       1996      1995       1994      1993      1992*
                          --------     --------   --------   -------   --------   -------   -------
NET ASSET VALUE, Begin-
 ning of Year...........  $   7.96     $   7.74   $   7.91   $  7.69   $   8.21   $  8.19   $  8.00
                          --------     --------   --------   -------   --------   -------   -------
Income From Operations:
 Net investment income#.      0.23         0.48       0.48      0.51       0.41      0.53      0.40
 Net realized and
  unrealized
  gain/(loss)...........      0.14         0.25      (0.14)     0.22      (0.41)     0.00@     0.19
                          --------     --------   --------   -------   --------   -------   -------
Total Income From Opera-
 tions..................      0.37         0.73       0.34      0.73       0.00      0.53      0.59
Less Distributions From:
 Net investment income..     (0.24)       (0.51)     (0.48)    (0.49)     (0.41)    (0.42)    (0.40)
 Net realized gains.....       --           --         --        --       (0.01)    (0.04)      --
 Capital................       --           --       (0.03)    (0.02)     (0.10)    (0.05)      --
                          --------     --------   --------   -------   --------   -------   -------
Total Distributions.....     (0.24)       (0.51)     (0.51)    (0.51)     (0.52)    (0.51)    (0.40)
                          --------     --------   --------   -------   --------   -------   -------
NET ASSET VALUE, End of
 Year...................  $   8.09     $   7.96   $   7.74   $  7.91   $   7.69   $  8.21   $  8.19
                          ========     ========   ========   =======   ========   =======   =======
Total Return++..........      4.70 %++     9.69 %     4.37 %    9.96 %    (0.20)%    6.68 %    7.56 %
                          ========     ========   ========   =======   ========   =======   =======
NET ASSETS, End of Year
 (in 000's).............  $153,828     $136,586   $120,945   104,789   $120,427   $94,421   $35,694
Ratios to Average Net
 Assets:
 Expenses+..............      0.80 %**     0.80 %     0.80 %    0.80 %     0.80 %    0.80 %    0.79 %**
 Net investment income..      5.81 %**     6.08 %     6.09 %    6.85 %     6.38 %    6.53 %    6.55 %**
Portfolio turnover rate.       114 %         94 %       23 %      30 %       53 %      93 %      35 %

--------

(1) For the six months ended February 28, 1998 (unaudited).
 * The Portfolio commenced operations on November 18, 1991.
** Annualized.

++ Annualized expense ratios before fees waived and/or expenses reimbursed by the Agents, for the years ended August 31, 1997, 1996, 1995, 1994 and 1993 and the period ended August 31, 1992 were 0.93%, 0.94%, 1.09%, 1.06%, 1.13%
   and 1.66%, respectively.
++ Total return represents aggregate total return for the period indicated.
# Net investment income before fees waived and/or expenses reimbursed by the Agents, for the years ended August 31, 1997, 1996, 1995, 1994 and 1993 and the period ended August 31, 1992 were $0.47, $0.47, $0.49, $0.39, $0.49 and
  $0.35, respectively.
@ Amount represents less than $0.01 per Portfolio share.

 ++Total return is not annualized, as it may not be representative of the total return for the year.

           BALANCED INVESTMENTS
FOR A PORTFOLIO SHARE OUTSTANDING
THROUGHOUT EACH YEAR:

                                      YEAR ENDED AUGUST 31,
                          ----------------------------------------------------------
                          1998(1)      1997      1996      1995      1994     1993*
                          -------     -------   -------   -------   -------   ------
NET ASSET VALUE, Begin-
 ning of Year...........  $ 12.01     $ 10.00   $  9.37   $  8.63   $  8.41   $ 8.00
                          -------     -------   -------   -------   -------   ------
Income From Operations:
 Net investment income#.     0.14        0.27      0.29      0.26      0.21     0.09
 Net realized and
  unrealized gain.......     0.87        2.27      0.95      0.81      0.16     0.42
                          -------     -------   -------   -------   -------   ------
Total Income From Opera-
 tions..................     1.01        2.54      1.24      1.07      0.37     0.51
Less Distributions From:
 Net investment income..    (0.12)      (0.27)    (0.28)    (0.29)    (0.15)   (0.10)
 Net realized gains.....    (0.57)      (0.26)    (0.33)    (0.04)      --       --
 Capital................      --          --        --        --        --     (0.00)@
                          -------     -------   -------   -------   -------   ------
Total Distributions.....     0.69       (0.53)    (0.61)    (0.33)    (0.15)   (0.10)
                          -------     -------   -------   -------   -------   ------
NET ASSET VALUE, End of
 Year...................  $ 12.33     $ 12.01   $ 10.00   $  9.37   $  8.63   $ 8.41
                          =======     =======   =======   =======   =======   ======
Total Return++..........     8.61 %++   26.05 %   13.60 %   12.76 %    4.62 %   6.35 %
                          =======     =======   =======   =======   =======   ======
NET ASSETS, End of Year
 (in 000's).............  $82,356     $89,789   $50,281   $30,268   $14,940   $5,258
Ratios to Average Net
 Assets:
 Expenses+..............     0.96 %**    1.00 %    1.00 %    1.00 %    1.00 %   1.00 %**
 Net investment income..     2.11 %**    2.49 %    2.85 %    3.28 %    2.66 %   2.67 %**
Portfolio turnover rate.       55 %        67 %      47 %      47 %      43 %     10 %
Average commissions per
 share paid on equity
 transactions##.........  $  0.06     $  0.06       --        --        --

--------

(1) For the six monthsendewd February 28, 1998 (unaudited). the six months ended February 28, 1998 (unaudited).
 * The Portfolio commenced operations on February 16, 1993.
** Annualized.
 + Annualized expense ratios before fees waived and/or expenses reimbursed by the Agents, for the year ended August 31, 1997, 1996, 1995, and 1994 and the period ended August 31, 1993 were 1.02%, 1.26%, 1.75%, 2.01%, 5.55%, respectively.
++ Total return represents aggregate total return for the period indicated.
# Net investment income/(loss) before fees waived and/or expenses reimbursed by the Agents, for the years ended August 31, 1997, 1996, 1995 and 1994 and the period ended August 31, 1993 were $0.27, $0.26, $0.20, $0.13 and
  $(0.06), respectively.

@ Amount represents less than $0.01 per Portfolio share.
## As of September 1995, the SEC instituted new guidelines requiring the disclosure of average commissions per share.

 ++Total return is not annualized, as it may not be representative of the total return for the year.

     LARGE CAPITALIZATION VALUE EQUITY
                INVESTMENTS
FOR A PORTFOLIO SHARE OUTSTANDING
THROUGHOUT EACH YEAR:

                                                 YEAR ENDED AUGUST 31,
                          ---------------------------------------------------------------------------------
                          1998(1)        1997         1996        1995++       1994       1993      1992*
                          -------     ----------   ----------   ----------   --------   --------   --------
NET ASSET VALUE,
 Beginning of Year......  $14.91      $    11.55   $    10.42   $     9.39   $   9.35   $   8.77   $   8.00
                          ------      ----------   ----------   ----------   --------   --------   --------
Income From Operations:
 Net investment income#.    0.09            0.23         0.26         0.27       0.17       0.25       0.09
 Net realized and
  unrealized gain.......    1.87            4.09         1.25         1.16       0.02       0.54       0.68
                          ------      ----------   ----------   ----------   --------   --------   --------
Total Income From
 Operations.............    1.96            4.32         1.51         1.43       0.19       0.79       0.77
Less Distributions From:
 Net investment income..   (0.11)          (0.34)       (0.24)       (0.24)     (0.15)     (0.14)       --
 Net realized gains.....   (2.76)          (0.62)       (0.14)       (0.16)      0.00@     (0.07)       --
                          ------      ----------   ----------   ----------   --------   --------   --------
Total Distributions.....   (2.87)          (0.96)       (0.38)       (0.40)     (0.15)     (0.21)       --
                          ------      ----------   ----------   ----------   --------   --------   --------
NET ASSET VALUE, End of
 Year...................  $14.00      $    14.91   $    11.55   $    10.42   $   9.39   $   9.35   $   8.77
                          ======      ==========   ==========   ==========   ========   ========   ========
Total Return+...........   14.04 %++       38.98 %      14.75 %      16.14 %     2.09 %     9.25 %     9.63 %
                          ======      ==========   ==========   ==========   ========   ========   ========
NET ASSETS, End of Year
 (in 000's).............  $1,930      $1,934,747   $1,512,451   $1,070,037   $832,138   $562,507   $197,695
Ratios to Average Net
 Assets:
 Expenses+++............    0.79 %**        0.78 %       0.80 %       0.83 %     0.88 %     0.95 %     1.24 %**
 Net investment income..    1.31 %**        1.70 %       2.31 %       2.93 %     2.57 %     2.88 %     3.24 %**
Portfolio turnover rate.      29 %            70 %         24 %         21 %      108 %       47 %       12 %
Average commissions per
 share paid on equity
 transactions##.........  $ 0.05      $     0.05   $     0.06          --         --         --         --

--------

(1) For the six months ended February 28, 1998 (unaudited).
 *  The Portfolio commenced operations on November 18, 1991.
**  Annualized.
 +  Total return represents aggregate total return for the period indicated.

++ Per share amounts have been calculated using the monthly average shares method, which more appropriately presents the per share data for the period since the use of the undistributed net investment income method does not accord with results of operations.
+++ Annualized operating expense ratios before fee waivers by the Agents, for the years ended August 31, 1995 and 1994 were 0.93% and 0.92%, respectively.
@   Amount represents less than $0.01 per portfolio share.
# Net investment income before fee waived by the Agents, for the years ended August 31, 1995 and 1994 were $0.26 and $0.17, respectively.
## As of September 1995, the SEC instituted new guidelines requiring the disclosure of average commissions per share.

 ++ Total return is not annualized, as it may not be representative of the total return for the year.

  LARGE CAPITALIZATION GROWTH INVESTMENTS
FOR A PORTFOLIO SHARE OUTSTANDING THROUGHOUT EACH YEAR:

                                               YEAR ENDED AUGUST 31,
                          ---------------------------------------------------------------------------------
                          1998(1)        1997         1996        1995       1994     1993+++        1992*
                          -------     ----------   ----------   --------   --------   --------      -------
NET ASSET VALUE, Begin-
 ning of Year...........  $17.27      $    13.10   $    12.13   $  10.00   $   9.76   $   8.88      $  8.00
                          ------      ----------   ----------   --------   --------   --------      -------
Income From Operations:
 Net investment income#.    0.04            0.07         0.07       0.09       0.03         0.00 @     0.01
 Net realized and
  unrealized gain.......    2.82            4.72         1.46       2.13       0.21         0.89       0.87
                          ------      ----------   ----------   --------   --------   --------      -------
Total Income From Opera-
 tions..................    2.86            4.79         1.53       2.22       0.24         0.89       0.88
Less Distributions From:
 Net investment income..   (0.08)          (0.08)       (0.06)     (0.08)       --         (0.01)       --
 Net realized gains.....   (1.24)          (0.54)       (0.50)     (0.01)       --           --         --
 Capital................     --              --           --         --         --         (0.00)@      --
                          ------      ----------   ----------   --------   --------   --------      -------
Total Distributions.....   (1.32)          (0.62)       (0.56)     (0.09)       --         (0.01)       --
                          ------      ----------   ----------   --------   --------   --------      -------
NET ASSET VALUE, End of
 Year ..................  $18.81      $    17.27   $    13.10   $  12.13   $  10.00   $   9.76      $  8.88
                          ======      ==========   ==========   ========   ========   ========      =======
Total Return++..........   17.22 %++       37.47 %      12.89 %    22.30 %     2.46 %      10.00 %    11.00 %
                          ======      ==========   ==========   ========   ========   ========      =======
NET ASSETS, End of Year
 (in 000's) ............  $1,930      $1,844,817   $1,205,417   $782,394   $457,588   $238,256      $85,401
Ratios to Average Net
 Assets:
 Expenses+..............    0.62 %**        0.69 %       0.83 %     0.88 %     0.98 %       1.12 %     1.24 %**
 Net investment
  income/(loss).........    0.39 %**        0.50 %       0.63 %     0.98 %     0.39 %      (0.04)%     0.31 %**
Portfolio turnover rate.      24 %            65 %         40 %       38 %      104 %          47 %      19 %
Average commissions per
 share paid on equity
 transactions##.........  $ 0.04      $     0.06          --         --         --           --

--------

(1) For the six months ended February 28, 1998 (unaudited).
 *  The Portfolio commenced operations on November 18, 1991.
**  Annualized.
 + Annualized operating expense ratios before fees waived by the Agents, for the years ended August 31, 1995 and 1994 and period ended August 31, 1992 were 0.98%, 1.02% and 1.42%, respectively.
++ Total return represents aggregate total return for the period indicated. +++ Per share amounts have been calculated using the monthly average shares method, which more appropriately presents the per share data for the period since the use of the undistributed net investment income method does not accord with results of operations.
# Net investment income before fees waived by the Agents, for the years ended August 31, 1995 and 1994 and for the period ended August 31, 1992 were $0.09, $0.03 and $0.00, respectively.
@   Amount represents less than $0.01 per portfolio share.
## As of September 1995, the SEC instituted new guidelines requiring the disclosure of average commissions per share.

 ++ Total return is not annualized, as it may not be representative of the total return for the year.

     SMALL CAPITALIZATION VALUE EQUITY INVESTMENTS
FOR A PORTFOLIO SHARE OUTSTANDING THROUGHOUT EACH YEAR:

                                              YEAR ENDED AUGUST 31,
                          ----------------------------------------------------------------------------
                          1998(1)       1997       1996       1995       1994       1993      1992*
                          ---------     --------   --------   --------   --------   --------   -------
NET ASSET VALUE,
 Beginning of Year......  $  14.45      $  11.11   $  10.01   $   9.03   $   9.94   $   8.68   $  8.00
                          --------      --------   --------   --------   --------   --------   -------
Income (Loss) from
 Operations:
 Net income#............      0.06          0.19       0.16       0.15       0.08       0.06      0.03
 Net realized and
  unrealized
  gain/(loss)...........      1.90          4.22       1.08       0.95      (0.40)      1.31      0.65
                          --------      --------   --------   --------   --------   --------   -------
Total Income (Loss) From
 Operations.............      1.96          4.41       1.24       1.10      (0.32)      1.37      0.68
Less Distributions From:
 Net investment income..     (0.13)        (0.19)     (0.14)     (0.12)     (0.07)     (0.03)      --
 Net realized gains.....     (1.72)        (0.88)       --       (0.00)@    (0.52)     (0.08)      --
                          --------      --------   --------   --------   --------   --------   -------
Total Distributions.....     (1.85)        (1.07)     (0.14)     (0.12)     (0.59)     (0.11)      --
                          --------      --------   --------   --------   --------   --------   -------
NET ASSET VALUE, End of
 Year...................  $  14.56      $  14.45   $  11.11   $  10.01   $   9.03   $   9.94   $  8.68
                          ========      ========   ========   ========   ========   ========   =======
Total Return++..........     14.23 %++     42.40 %    12.48 %    12.50 %    (3.30)%    15.74 %    8.50%
                          ========      ========   ========   ========   ========   ========   =======
NET ASSETS, End of Year
 (in 000's).............  $920,740      $622,372   $478,884   $340,306   $342,388   $183,051   $93,458
Ratios to Average Net
 Assets
 Expenses...............      0.87 %**      0.90 %     0.95 %     1.11 %     1.06 %     1.11 %    1.24%**
 Net investment income..      1.42 %**      1.62 %     1.52 %     1.54 %     1.12 %     0.82 %    0.99%**
Portfolio turnover rate.        16 %          53 %       39 %      115 %       65 %       70 %      20%
Average commissions per
 share paid on equity
 transactions##.........  $   0.04        $ 0.04   $   0.04        --         --         --        --

--------

(1)  For the six months ended February 28, 1998 (unaudited).
 *     The Portfolio commenced operations on November 18, 1991.
**     Annualized.
 + Annualized operating expense ratios before fees waived by the Agents, for the year ended August 31, 1995 and for the period ended August 31, 1992 were 1.13% and 1.40%, respectively.
++     Total return represents aggregate total return for the period indicated.
# Net investment income before fees waived by the Agents, for the year ended August 31, 1995 and for the period ended August 31, 1992 were $0.15 and $0.02, respectively.
@      Amount represents $0.01 per portfolio share.
## As of September 1995, the SEC instituted new guidelines requiring the disclosure of average commissions per share.

 ++ Total return is not annualized, so it may not be representative of the total return for the year.

  SMALL CAPITALIZATION GROWTH INVESTMENTS
FOR A PORTFOLIO SHARE OUTSTANDING THROUGHOUT EACH YEAR:

                                              YEAR ENDED AUGUST 31,
                          --------------------------------------------------------------------------
                          1998(/1/)      1997       1996     1995+++    1994+++    1993+++    1992*
                          ---------    --------   --------   --------   --------   -------   -------
NET ASSET VALUE,
 Beginning of Year......   $18.29      $  17.79   $  17.19   $  12.50   $  11.21   $  7.99   $  8.00
                           ------      --------   --------   --------   --------   -------   -------
Income (Loss) From
 Operations:
 Net investment loss#...    (0.03)        (0.06)     (0.08)     (0.05)     (0.09)    (0.07)    (0.01)
 Net realized and
  unrealized gain.......     1.07          2.87       3.36       4.81       1.56      3.29       --
                           ------      --------   --------   --------   --------   -------   -------
Total Income (Loss) From
 Operations.............     1.04          2.81       3.28       4.76       1.47      3.22     (0.01)
Less Distributions From:
 Net realized capital
  gains.................    (1.16)        (2.31)     (2.68)     (0.07)     (0.14)      --        --
 Capital................      --            --         --         --       (0.04)      --        --
                           ------      --------   --------   --------   --------   -------   -------
Total Distributions.....    (1.16)        (2.31)     (2.68)     (0.07)     (0.18)      --        --
                           ------      --------   --------   --------   --------   -------   -------
NET ASSET VALUE, End of
 Year...................   $18.17      $  18.29   $  17.79   $  17.19   $  12.50   $ 11.21   $  7.99
                           ======      ========   ========   ========   ========   =======   =======
Total Return++..........     6.08 %++     17.53 %    21.33 %    38.25 %    13.18 %   40.30 %   (0.13)%
                           ======      ========   ========   ========   ========   =======   =======
NET ASSETS, End of Year
 (in 000's).............   $1,151      $777,321   $494,323   $315,033   $180,175   $75,498   $22,145
Ratios to Average Net
 Assets:
 Expenses+..............     1.00 %**      0.90 %     1.00 %     1.14 %     1.20 %    1.25 %    1.24 %**
 Net investment loss....    (0.40)%**     (0.39)%    (0.49)%    (0.35)%    (0.78)%   (0.72)%   (0.25)%**
Portfolio turnover rate.       38 %          81 %       83 %      174 %       94 %      97 %      35 %
Average commissions per
 share paid on equity
 transactions##.........   $ 0.03      $   0.03   $   0.08        --         --        --        --

--------

 /(1)/ For the six months ended February 28, 1998 (unaudited).
  *    The Portfolio commenced operations on November 18, 1991.
 **    Annualized.
  + Annualized operating expense ratios before fees waived and/or expenses reimbursed by the Agents, for the years ended August 31, 1995 and 1994 and the period ended August 31, 1992 were 1.16%, 1.49% and 2.61%, respectively.
 ++    Total return represents aggregate total return for the period indicated.
+++ Per share amounts have been calculated using the monthly average shares method, which more appropriately presents the per share data for the period since the use of the undistributed net investment income method does not accord with results of operations.
 # Net investment loss before fees waived and/or expenses reimbursed by the Agents, for the years ended August 31, 1995, and 1994 and the period ended August 31, 1992 were $0.05, $0.09 and $0.05, respectively.
## As of September 1995, the SEC instituted new guidelines requiring the disclosure of average commissions per share.

  ++ Total return is not annualized, so it may not be representative of the total return for the year.

     INTERNATIONAL EQUITY INVESTMENTS
FOR A PORTFOLIO SHARE OUTSTANDING
THROUGHOUT EACH YEAR:

                                                YEAR ENDED AUGUST 31,
                          ------------------------------------------------------------------------------
                          1998(/1/)       1997        1996       1995     1994+++      1993      1992*
                          ---------    ----------   --------   --------   --------   --------   --------
NET ASSET VALUE,
 Beginning of Year......   $10.63      $    10.49   $  10.50   $  10.86   $   9.57   $   7.76   $   8.00
                           ------      ----------   --------   --------   --------   --------   --------
Income (Loss) From
 Operations:
 Net investment income#.     0.03            0.09        --        0.05       0.02       0.05       0.03
 Net realized and
  unrealized
  gain/(loss)...........     0.73            0.87       0.44      (0.09)      1.54       1.79      (0.27)
                           ------      ----------   --------   --------   --------   --------   --------
Total Income (Loss) From
 Operations.............     0.76            0.96       0.44      (0.04)      1.56       1.84      (0.24)
                           ------      ----------   --------   --------   --------   --------   --------
Less Distributions From:
 Net investment income..    (0.18)          (0.12)     (0.17)       --       (0.03)     (0.03)       --
 Net realized gains.....    (0.11)          (0.70)     (0.28)     (0.32)     (0.24)       --         --
                           ------      ----------   --------   --------   --------   --------   --------
Total Distributions.....    (0.29)          (0.82)     (0.45)     (0.32)     (0.27)     (0.03)       --
                           ------      ----------   --------   --------   --------   --------   --------
NET ASSET VALUE, End of
 Year (in 000's)........   $11.10      $    10.63   $  10.49   $  10.50   $  10.86   $   9.57   $   7.76
                           ======      ==========   ========   ========   ========   ========   ========
Total Return++..........     7.51 %++        9.53 %     4.23 %    (0.18)%    16.74 %    23.73 %    (3.00)%
                           ======      ==========   ========   ========   ========   ========   ========
NET ASSETS, End of Year
 (in 000's).............   $1,385      $1,136,444   $843,730   $663,130   $594,965   $270,302   $115,779
Ratios to Average Net
 Assets:
 Expenses+..............     0.90 %**        0.97 %     1.00 %     1.19 %     1.19 %     1.32 %     1.50 %**
 Net investment income..     0.36 %**        0.70 %    (0.12)%     0.43 %     0.23 %     0.61 %     1.08 %**
Portfolio turnover rate.       33 %            32 %       50 %       28 %       33 %       46 %       10 %
Average commissions per
 share paid on equity
 transactions##.........   $ 0.02      $     0.02   $   0.02        --         --         --         --

--------

 (/1/)For the six months ended February 28, 1998 (unaudited).
  * The Portfolio commenced operations on November 18, 1991.
 ** Annualized.
  + Annualized expense ratio before fees waived by the Agents, for the period ended August 31, 1992 was 1.52%.
 ++ Total return represents aggregate total return for the period indicated. +++ Per share amounts have been calculated using the monthly average shares method, which more appropriately presents the per share data for the period since use of the undistributed net investment income method does not accord with results of operations.
# Net investment income before fees waived by the Agents, for the period ended August 31, 1992 was $0.03.
## As of September 1995, the SEC instituted new guidelines requiring the disclosure of average commissions per share.

 ++Total return is not annualized, as it may not be representative of the total return for the year.

  INTERNATIONAL FIXED INCOME INVESTMENTS
FOR A PORTFOLIO SHARE OUTSTANDING
THROUGHOUT EACH YEAR:

                                              YEAR ENDED AUGUST 31,
                          ----------------------------------------------------------------------------
                          1998(/1/)       1997       1996       1995       1994       1993      1992*
                          ---------     --------   --------   --------   --------   --------   -------
NET ASSET VALUE,
 Beginning of Year......  $   8.21      $   9.11   $   9.01   $   8.17   $   8.86   $   8.71   $  8.00
                          --------      --------   --------   --------   --------   --------   -------
Income From Operations:
 Net investment income#.      0.25          0.51       0.55       0.56       0.40       0.51      0.39
 Net realized and
  unrealized
  gain/(loss)...........      0.18         (0.62)      0.49       0.84      (0.32)      0.20      0.69
                          --------      --------   --------   --------   --------   --------   -------
Total Income/(Loss) From
 Operations.............      0.43         (0.11)      1.04       1.40       0.08       0.71      1.08
Less Distributions From:
 Net investment income..     (0.24)        (0.55)     (0.94)     (0.56)     (0.65)     (0.55)    (0.37)
 Net realized gains.....     (0.23)        (0.24)       --         --       (0.12)     (0.01)      --
 Capital................                     --         --         --       (0.00)@      --        --
                          --------      --------   --------   --------   --------   --------   -------
Total Distributions.....     (0.47)        (0.79)     (0.94)     (0.56)     (0.77)     (0.56)    (0.37)
                          --------      --------   --------   --------   --------   --------   -------
NET ASSET VALUE, End of
 Year...................  $   8.17      $   8.21   $   9.11   $   9.01   $   8.17   $   8.86   $  8.71
                          ========      ========   ========   ========   ========   ========   =======
Total Return++..........      5.33 %       (1.52)%    12.05 %    17.66 %     1.00 %     8.67 %   13.93 %
                          ========      ========   ========   ========   ========   ========   =======
NET ASSETS, End of Year
 (in 000's).............  $139,360      $125,610   $129,410   $105,884   $116,929   $100,362   $39,182
Ratios to Average Net
 Assets:
 Expenses+..............      0.96 %**      0.99 %     1.02 %     0.95 %     0.95 %     0.95 %    0.95 %**
 Net investment income..      5.58 %**      5.87 %     6.34 %     6.50 %     5.54 %     6.03 %    6.34 %**
Portfolio turnover rate.       127 %         251 %      211 %      307 %      358 %      251 %     106 %

--------

 (1)For the six months ended February 28, 1998 (unaudited).
 * The Portfolio commenced operations on November 18, 1991.
** Annualized.
 + Annualized expense ratios before fees waived and/or expenses reimbursed by the Agents, for the years ended August 31, 1995, 1994 and 1993 and the period ended August 31, 1992 were 1.18%, 1.08%, 1.22% and 1.87%, respectively.
++ Total return represents aggregate total return for the period indicated.
# Net investment income before fees waived and/or expenses reimbursed by the Agents, for the years ended August 31, 1995, 1994 and 1993 and the period ended August 31, 1992 were $0.54, $0.39, $0.49 and $0.33, respectively.
@ Amount represents less than $0.01 per Portfolio share.

 ++Total return is not annualized, as it may not be representative of the total return for the year.

    EMERGING MARKETS EQUITY INVESTMENTS
FOR A PORTFOLIO SHARE OUTSTANDING THROUGHOUT EACH YEAR.

                                    YEAR ENDED AUGUST 31,
                          ---------------------------------------------------
                          1998(1)        1997      1996     1995+++    1994*
                          --------     --------   -------   -------   -------
NET ASSET VALUE, Begin-
 ning of Year...........  $   9.31     $   8.50   $  7.85   $  9.49   $  8.00
Income (Loss) From Oper-
 ations:
  Net investment
   income/(loss)#.......       --          0.04      0.03      0.01     (0.02)
  Net realized and
   unrealized gain
   (loss)...............     (1.46)        0.79      0.62     (1.45)     1.51
                          --------     --------   -------   -------   -------
Total Income (Loss) From
 Operations.............     (1.46)        0.83      0.65     (1.44)     1.49
                          --------     --------   -------   -------   -------
Less Distributions From:
  Net investment income.     (0.10)       (0.01)
  Net realized gains....     (0.46)       (0.01)      --      (0.20)      --
                          --------     --------   -------   -------   -------
Total Distributions.....     (0.56)       (0.02)      --      (0.20)      --
                          --------     --------   -------   -------   -------
NET ASSET VALUE, End of
 Year...................  $   7.29     $   9.31   $  8.50   $  7.85   $  9.49
                          ========     ========   =======   =======   =======
Total Return++..........    (15.73)%++     9.88 %    8.28%   (15.13)%   18.63 %
                          ========     ========   =======   =======   =======
NET ASSETS, End of Year
 (in 000's).............  $240,405     $226,280   $97,489   $59,333   $36,365
Ratios to average net
 assets:
  Expenses+.............      1.55 %**     1.60 %    1.84%     1.75 %    1.72 %**
  Net investment
   income/(loss)........      0.20 %**     0.39 %    0.26%     0.15 %   (0.42)%**
Portfolio turnover rate.        63 %        105 %     106%       89 %      16 %
Average commissions per
 share paid on equity
 transactions##.........  $   0.00@@   $   0.00@@ $  0.00@@     --        --

--------

 (1)  For the six months ended February 28, 1998 (unaudited).

   *  The Portfolio commenced operations on April 21, 1994.
  **  Annualized.
  + Annualized expense ratios before fees waived by the Agents for the years ended August 31, 1996 and 1995 and for the period ended August 31, 1994 were 1.97%, 1.96% and 2.56%, respectively.
 ++   Total return represents aggregate total return for the period indicated.

+++ Per share amounts have been calculated using the monthly average shares method, which more appropriately presents the per share data for the period since use of the undistributed net investment income method does not accord with the results of operations.
  # Net investment income (loss) per share before fees waived by the Agents for the years ended August 31, 1996 and 1995 and for the period ended August 31, 1994 was $0.02, ($0.01) and ($0.04), respectively.
## As of September 1995, the SEC instituted new guidelines requiring the disclosure of average commissions per share.

@@    Amount represents less than $0.01 per share.

  ++ Total return is not annualized, as it may not be representative of the total return for the year.

                   OBJECTIVES AND POLICIES OF THE PORTFOLIOS

  Set forth below is a description of the investment objectives and policies of each Portfolio. There can be no assurance that any Portfolio will achieve its investment objectives. Further information about the investment policies of each Portfolio, including a list of those restrictions on its investment activities that cannot be changed without shareholder approval, appears in the Statement of Additional Information.

GOVERNMENT MONEY INVESTMENTS

  Government Money Investments seeks, as its investment objective, to provide maximum current income to the extent consistent with the maintenance of liquidity and the preservation of capital by investing exclusively in short-term securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities ("U.S. Government Securities") and repurchase agreements with respect to those securities. The Portfolio may purchase securities on a when-issued or delayed-delivery basis and may lend its portfolio securities. See "Certain Securities, Investment Techniques and Risk Factors." The Portfolio will invest only in securities that are purchased with and payable in U.S. dollars and that have remaining maturities of 397 days or less at the time of purchase. The Portfolio maintains a dollar-weighted average portfolio maturity of 90 days or less. All securities purchased by the Portfolio, including repurchase agreements, will present minimal credit risks in the opinion of the Advisor acting under the supervision of the Trustees. The Portfolio follows these policies in order to maintain a constant net asset value of $1.00 per share, although there can be no assurance it can do so on a continuing basis. The Portfolio is not insured or guaranteed by the U.S. Government. The yield attained by the Portfolio may not be as high as that of other funds that invest in lower quality or longer term securities.

INTERMEDIATE FIXED INCOME INVESTMENTS

  Intermediate Fixed Income Investments seeks, as its investment objectives, current income and reasonable stability of principal. The Portfolio seeks to achieve its objectives through investment in high quality fixed income securities. The average maturity of the securities held by the Portfolio may be shortened, but not below three years, in order to preserve capital if the Advisor anticipates a rise in interest rates. Conversely, the average maturity may be lengthened, but not beyond ten years, to maximize returns if interest rates are expected to decline.

  The Portfolio invests in U.S. Government Securities, corporate bonds, debentures, non-convertible fixed income preferred stocks, mortgage related securities including collateralized mortgage obligations ("CMOs") and government stripped mortgage related securities, asset-backed securities ("ABS"), Eurodollar certificates of deposit, Eurodollar bonds and Yankee bonds. The securities held by the Portfolio are actively managed. The Portfolio limits its investments to investment grade securities, which are securities rated within the four highest categories established by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Ratings Group ("S&P"), and unrated securities determined by the Advisor to be of comparable quality. See the Appendix to the Statement of Additional Information for a description of Moody's and S&P ratings and "Certain Securities, Investment Techniques and Risk Factors--Medium and Lower Rated and Unrated Securities" for a description of certain risks associated with securities in the fourth highest rating category. The Portfolio also may attempt to hedge against unfavorable changes in interest rates by entering into interest rate futures contracts and purchasing and writing put and call options thereon. The Portfolio will not invest more than 25% of its assets in privately issued mortgage related securities. The Portfolio also may engage in repurchase agreements, purchase temporary investments, purchase securities on a when-issued basis and lend its portfolio securities. See "Certain Securities, Investment Techniques and Risk Factors."

LONG-TERM BOND INVESTMENTS

  Long-Term Bond Investments seeks, as its investment objective, total return consisting of current income and appreciation of capital through investments in fixed income securities without regard to remaining maturity. The average maturity of the Portfolio's holdings may be shortened in order to preserve capital if the Advisor anticipates a rise in interest rates, but, under normal circumstances, at least 65% of the value of the Portfolio's net assets is invested in bonds or debentures so that the average maturity of the portfolio is at least 10 years. Conversely, the maturity may be lengthened to maximize returns if interest rates are expected to decline.

  The Portfolio invests in U.S. Government Securities, corporate bonds, debentures, non-convertible fixed income preferred stocks, mortgage related securities including CMOs and government stripped mortgage related securities and other ABSs, Eurodollar certificates of deposit and Eurodollar bonds. The Portfolio may invest up to 15% of its assets in "Yankee Bonds" or dollar-denominated bonds sold in the United States by non-U.S. issuers. The securities held by the Portfolio are actively managed. The Portfolio limits its investments to securities that are considered to be "investment grade," that is securities that are rated at least Bbb by Moody's or BBB by S&P and unrated securities determined to be of comparable quality by the Advisor. The Portfolio will not invest more than 25% of its assets in privately issued mortgage related securities. The Portfolio may engage in repurchase agreements, purchase temporary investments, purchase securities on a when-issued basis and lend its portfolio securities. The Portfolio may attempt to hedge against unfavorable changes in interest rates by entering into interest rate futures contracts and purchasing and writing put and call options thereon. See "Certain Securities, Investment Techniques and Risk Factors."

MUNICIPAL BOND INVESTMENTS

  Municipal Bond Investments seeks, as its investment objective, a high level of interest income that is excluded from federal income taxation to the extent consistent with prudent investment management and the preservation of capital. The Portfolio seeks to achieve its objective through investment in a diversified portfolio of general obligation, revenue and private activity bonds and notes that are issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, or multi-state agencies or authorities, the interest on which, in the opinion of counsel to the issuer of the instrument, is excluded from gross income for federal income tax purposes ("Municipal Obligations").

  Portfolio composition generally covers a full range of maturities with broad geographic and issuer diversification. The Portfolio may invest in private activity bonds collateralized by letters of credit issued by banks having stockholders' equity in excess of $100 million as of the date of their most recent published statement of financial condition. The Portfolio may also invest in variable rate Municipal Obligations, most of which permit the holder thereof to receive the principal amount on demand upon seven days' notice. The Portfolio limits its investments to Municipal Obligations that are rated at least A, MIG-2 or Prime 2 by Moody's or A, SP-2 or A-2 by S&P and unrated securities determined to be of comparable quality by the Advisor.

  It is a fundamental policy of the Portfolio that under normal circumstances at least 80% of its assets will be invested in Municipal Obligations and at least 65% of its assets will be invested in bonds. The Portfolio will not invest more than 25% of its total assets in Municipal Obligations whose issuers are located in the same state or more than 25% of its total assets in Municipal Obligations that are secured by revenues from entities in any one of the following categories: hospitals and health facilities; ports and airports; or colleges and universities. The Portfolio will also not invest more than 25% of its assets in private activity bonds of similar projects. The Portfolio may, however, invest more than 25% of its total assets in Municipal Obligations of one or more of the following types: turnpikes and toll roads; public housing authorities, general obligations of states and localities; state and local housing finance authorities; municipal utilities systems; bonds that are secured or backed by the U.S. Treasury or other U.S. government guaranteed securities; and pollution control bonds.

  The Portfolio may invest without limit in private activity bonds, although it does not currently expect to invest more than 20% of its total assets in private activity bonds. Dividends attributable to interest income on certain types of private activity bonds issued after August 7, 1986 to finance nongovernmental activities are a specific tax preference item for purposes of the federal individual and corporate alternative minimum taxes. Dividends derived from interest income on all Municipal Obligations are a component of the "current earnings" adjustment item for purposes of the federal corporate alternative minimum tax.

  When the Portfolio is maintaining a temporary defensive position, it may invest in short-term investments, some of which may not be tax exempt. Securities eligible for short-term investment by the Portfolio are tax exempt notes of municipal issuers having, at the time of purchase, a rating within the three highest grades of Moody's or S&P or, if not rated, having an issue of outstanding Municipal Obligations rated within the three highest grades by Moody's or S&P, and taxable short-term instruments having quality characteristics comparable to those for Municipal Obligations. The Portfolio may invest in temporary investments for defensive reasons in anticipation of a market decline. At no time will more than 20% of the Portfolio's total assets be invested in temporary investments unless the Portfolio has adopted a defensive investment policy. The Portfolio will purchase tax exempt temporary investments pending the investment of the proceeds from the sale of the securities held by the Portfolio or from the purchase of the Portfolio's shares by investors or in order to have highly liquid securities available to meet anticipated redemptions. To the extent that the Portfolio holds temporary investments, it may not achieve its investment objective. The Portfolio may purchase securities on a when-issued basis. See "Certain Securities, Investment Techniques and Risk Factors."

MORTGAGE BACKED INVESTMENTS

  The primary investment objective of Mortgage Backed Investments is high current income and its secondary objective is capital appreciation, each to the extent consistent with the protection of capital. The Portfolio seeks to achieve these objectives by investing, under normal circumstances, at least 65% of its assets in mortgage related securities.

  The mortgage related securities in which the Portfolio invests represent pools of mortgage loans assembled for sale to investors by various governmental agencies, such as the Government National Mortgage Association ("GNMA") and government related organizations, such as the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC") as well as by private issuers, such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. The Portfolio may also invest in government stripped mortgage related securities and CMOs collateralized by mortgage loans or mortgage pass-through certificates. Under current market conditions, the Portfolio's holdings of mortgage related securities may be expected to consist primarily of securities issued by GNMA, FNMA and FHLMC. However, the composition of the Portfolio's assets will vary from time to time based upon a determination by the Advisor of how best to achieve the Portfolio's investment objectives taking into account such factors as the liquidity, yield and creditworthiness of various mortgage related securities. Mortgage related securities held by the Portfolio will generally be rated no lower than A by Moody's or S&P or, if not rated, will be of equivalent investment quality as determined by the Advisor. Although up to 20% of the Portfolio's assets may be invested in securities rated as low as B by Moody's or S&P (or, if unrated, judged by the Advisor to be of comparable quality), a program of investments in securities rated below A will only be made upon the concurrence of the Manager. In order to enhance current income, the Portfolio may enter into forward roll transactions with respect to mortgage related securities issued by GNMA, FNMA and FHLMC. The Portfolio may invest in government stripped mortgage related securities issued and guaranteed by GNMA, FNMA or FHLMC. The Portfolio will not invest more than 25% of its assets in privately issued mortgage related securities. The Portfolio may engage in repurchase agreements, purchase temporary investments, purchase securities on a when-issued basis and lend its portfolio securities. The Portfolio may attempt to hedge against unfavorable changes in interest rates by entering into interest rate futures contracts and purchasing and writing put and call options thereon. See "Certain Securities, Investment Techniques and Risk Factors."

HIGH YIELD INVESTMENTS

  High Yield Investments seeks as its investment objective a high level of current income by investing primarily in below investment grade debt securities. Debt securities of less than investment grade, commonly referred to as junk bonds, are considered "high risk" securities.

  The Portfolio invests under normal market conditions at least 65% of its assets in a diversified portfolio of fixed-income securities rated below investment grade by two or more nationally recognized statistical rating organizations ("NRSRO") (i.e. rated lower than Baa by Moody's or lower than BBB or lower by S&P) or unrated but deemed by the Advisor to be equivalent to such lower-rated securities. The remainder of the Portfolio's assets may be invested in investment grade fixed-income securities (i.e. securities rated at least Baa by Moody's or BBB by S&P, or if unrated, deemed by the advisor to be of comparable quality). The average duration of the Portfolio will vary within a two to six year time frame depending on the Advisor's view of the potential for total return offered by a particular strategy. The Portfolio may also engage in hedging strategies involving equity options. See "Certain Securities and Investment Techniques and Risk Factors--Purchasing Put and Call Options or Securities."

  An amount up to 10% of the portfolio's assets may be invested in common stock or other equity or equity-related securities, including convertible securities, preferred stock, warrants and rights.

  In addition, a portion of the Portfolio's assets are also expected to be invested in foreign securities and the Portfolio may buy and sell foreign currencies principally for the purpose of preserving the value of foreign securities or in anticipation of purchasing foreign securities. See "Certain Securities, Investment Techniques and Risk Factors--Foreign Securities."

  Investments in high yield securities, while generally providing greater potential opportunity for capital appreciation and higher yields than investments in higher rated securities, also entail greater risk, including the possibility of default or bankruptcy of the issuer of such securities. Risk of default or bankruptcy may be greater in periods of economic uncertainty or recession, as the issuers of high yield securities may be less able to withstand general economic downturns. The Advisor seeks to reduce risk through diversification, credit analysis and attention to developments and trends in both the economy and financial markets. The value of all fixed-income securities, including those held by the Portfolio, can be expected to change inversely with interest rates. See "Certain Securities, Investment Techniques and Risk Factors--High Yield Securities."

  The Portfolio has reserved the right if approved by the Board of Trustees, to convert in the future to a "master/feeder" fund that would invest all of its assets in a master/feeder fund having substantially the same investment objective, policies and restrictions. At least 30 days written notice of any such action would be given to all shareholders if, and when, such a proposal, is approved.

BALANCED INVESTMENTS

  The investment objective of Balanced Investments is total return through a combination of current income and capital appreciation. The Portfolio seeks to achieve its objective through investment in common stocks and in fixed income senior securities rated within the four highest categories established by Moody's or S&P and unrated securities determined to be of comparable quality by the Portfolio's Advisor. See the Appendix to the Statement of Additional Information for a description of Moody's and S&P ratings and "Certain Securities, Investment Techniques and Risk Factors--Medium and Lower Rated and Unrated Securities" in this Prospectus for a description of certain risks associated with securities in the fourth highest rating category. It is the Portfolio's policy not to purchase a security if as a result of the purchase less than 25% of the Portfolio's total assets would be invested in fixed-income senior securities, including short- and long-term debt securities, preferred stocks and convertible debt securities and convertible preferred stocks to the extent their value is attributable to their fixed income characteristics. Subject to this policy, the Portfolio's assets will be invested in each type of security in such proportions as are deemed appropriate by the Advisor under prevailing economic and market conditions.

  Shares of Balanced Investments are intended for purchase by investors that participate in the TRAK Advisory Service through employee benefit plans, the sponsors of which have elected to make available less than the full range of Portfolios offered by the Trust. Consequently, the Consulting Group does not intend to advise the purchase of these shares to other participants as part of a recommended asset allocation strategy.

  Balanced Investments may purchase American Depositary Receipts ("ADRs"), which are dollar-denominated receipts issued generally by domestic banks and represent the deposit with the bank of a security of a foreign issuer. ADRs are publicly traded on exchanges or over-the-counter in the United States.

LARGE CAPITALIZATION VALUE EQUITY INVESTMENTS

  Large Capitalization Value Equity Investments is advised by TBCAM and Parametric which manage approximately twenty percent (20%) and eighty percent (80%), respectively, of the Portfolio's assets although it is expected that the percentage allocation will vary from time to time. Changes of the above allocation between the Advisors that are less than 10% will be made by the Manager. The Trust's Board of Trustees, upon the advice of the Manager, will make changes in the above allocation between the Advisors which are greater than 10%.

  TBCAM seeks total return consisting of capital appreciation and dividend income by investing primarily in a diversified portfolio of highly liquid common stocks that, in its opinion, have above average price appreciation potential at the time of purchase. With respect to the remainder of the Portfolio, Parametric seeks to track the performance of the Russell 1000 Value Index. In general, these securities are characterized as having above average dividend yields and below average price earnings ratios relative to the stock market in general, as measured by the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500"). Other factors, such as earnings and dividend growth prospects as well as industry outlook and market share, also are considered. Under normal conditions, at least 80% of the Portfolio's assets will be invested in common stocks and at least 65% of the Portfolio's assets will be invested in common stocks that, at the time of investment, will be expected to pay regular dividends. No less than 65% of the Portfolio's assets will be invested in common stocks of issuers with total market capitalization of $1 billion or greater at the time of purchase. The Portfolio may purchase temporary investments, lend its portfolio securities and purchase stock index futures contracts and purchase and write options thereon. See "Certain Securities, Investment Techniques and Risk Factors."

LARGE CAPITALIZATION GROWTH INVESTMENTS

  Large Capitalization Growth Investments is advised by Provident and BGI which manage approximately twenty percent (20%) and eighty percent (80%), respectively, of the Portfolio's assets although it is expected that the percentage allocation will vary from time to time. Changes of the above allocation between the Advisors that are less than 10% will be made by the Manager. The Trust's Board of Trustees, upon the advice of the Manager, will make changes in the above allocation between the Advisors which are greater than 10%.

  Provident seeks substantial capital appreciation by investing primarily in a diversified portfolio of common stocks that, in its opinion, are characterized by a growth of earnings at a rate faster than that of the S&P 500. With respect to the remainder of the Portfolio, BGI seeks to track the performance of the Russell 1000 Growth Index. Dividend income is an incidental consideration in the selection of investments. The securities held by the Portfolio can be expected to experience greater volatility than those of Large Capitalization Value Equity Investments. In selecting securities for the Portfolio, Provident evaluates factors believed to be favorable to long-term capital appreciation including specific financial characteristics of the issuer such as historical earnings growth, sales growth, profitability and return on equity. Provident also analyzes the issuer's position within its industry as well as the quality and experience of the issuer's management. Under normal conditions, at least 80% of the Portfolio's assets will be invested in common stocks and at least 65% of the Portfolio's assets will be invested in common stocks of issuers with total market capitalization of $1 billion or greater at the time of purchase. The Portfolio may purchase temporary investments, lend its portfolio securities and purchase stock index futures contracts and purchase and write options thereon. See "Certain Securities, Investment Techniques and Risk Factors."

SMALL CAPITALIZATION VALUE EQUITY INVESTMENTS

  Small Capitalization Value Equity Investments is advised by NFJ, Babson and Mellon which each manage approximately thirty five percent (35%), fifteen percent (15%) and fifty percent (50%), respectively of the Portfolio's assets although it is expected that the percentage allocation will vary from time to time. Changes of the above allocation between the Advisors that are less than 10% will be made by the Manager. The Trust's Board of Trustees, upon the advice of the Manager, will make changes in the above allocation between the Advisors which are greater than 10%.

  The Portfolio seeks above average capital appreciation. With respect to the portion of the Portfolio allocated to it, BGI seeks to track the performance of the Russell 2000 Value Index. With respect to the remainder of the Portfolio, NFJ will invest primarily in a diversified portfolio of common stocks that, in NFJ's opinion, are undervalued or "neglected" in the marketplace at the time of purchase. In general, these securities are characterized as having below average price earnings ratios and a small number of shares outstanding relative to the stock market in general and enjoy below average industry analyst coverage. Other factors, such as earnings and dividend growth prospects as well as industry outlook and market share, also are considered. Current dividend income is only an incidental consideration in the selection of investments. Under normal conditions, at least 80% of the Portfolio's assets will be invested in common stocks, at least 65% of the Portfolio's assets in the common stocks of "Value" companies with total market capitalization at the time of purchase that are below the maximum market capitalization permitted for a stock in the Russell 2000 Value Index. As of June 30, 1997, the market capitalization permitted for a stock in the Russell 2000 Value Index was $1.6 billion. In addition, at least one third of the Portfolio's assets will be invested in common stocks of companies with total market capitalization of $550 million or less at the time of purchase. The Portfolio may purchase temporary investments, lend its portfolio securities and purchase stock index futures contracts and purchase and write options thereon. See "Certain Securities, Investment Techniques and Risk Factors."

SMALL CAPITALIZATION GROWTH INVESTMENTS

  Small Capitalization Growth Investments seeks as its investment objective maximum capital appreciation. The Portfolio is advised by Mellon, Berger Associates, WSA, Montgomery and Westpeak which manage approximately 50 percent (50%), 20 percent (20%), 10 percent (10%), 10 percent (10%) and 10 percent (10%), respectively, of the Portfolio's assets. Changes of the above allocation between the Advisors that are less than 10% will be made by the Manager. The Trust's Board of Trustees, upon the advice of the Manager, will make changes in the above allocation between the Advisors which are greater than 10%.

  With respect to the portion of the Portfolio allocated to it, Mellon seeks to track the performance of the Russell 2000 Growth Index. With respect to the portion of the Portfolio allocated to Berger Associates, WSA, Montgomery and Westpeak (collectively the "Active Advisors") each will attempt to achieve the Portfolio's objective by investing at least 65% of the Portfolio's assets in the common stocks of "emerging growth" companies with total market capitalization at the time of purchase that are below the maximum market capitalization permitted for a stock in the Russell 2000 Growth Index. As of June 30, 1997, the market capitalization permitted for a stock in the Russell 2000 Growth Index was $2.1 billion. In addition, at least one third of the Portfolio's assets allocated to the Active Advisors will be invested in common stocks of companies with a total market capitalization of $550 million or less at the time of purchase. Dividend income is not a consideration in the selection of investments. Companies in which the Active Advisors are likely to invest may have limited product lines, markets or financial resources and may lack management depth. The securities of these companies may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. The Portfolio may purchase temporary investments, lend its portfolio securities and purchase stock index futures contracts and purchase and write options thereon.

INTERNATIONAL EQUITY INVESTMENTS

  International Equity Investments is advised by State Street and Oechsle with each managing approximately sixty percent (60%) and forty percent (40%), respectively, of the Portfolio's assets although it is expected that the percentage allocation will vary from time to time. Changes of the above allocation between the Advisors that are less than 10% will be made by the Manager. The Trust's Board of Trustees, upon the advice of the Manager, will make changes in the above allocation between the Advisors which are greater than 10%.

  The investment objective of the Portfolio is capital appreciation. The Portfolio ordinarily invests at least 80% of its assets in equity securities of companies domiciled outside the United States. For purposes of the Portfolio's investment policies, equity securities consist of common and preferred stock and securities such as bonds, rights and warrants that are convertible into common stock.

  Under normal market conditions, at least 65% of the Portfolio's assets will be invested in securities of issuers domiciled in at least three foreign countries. Investments may be made in companies in developed as well as developing countries. Investing in the equity markets of developing countries involves exposure to economies that are generally less diverse and mature, and to political systems that can be expected to have less stability, than those of developed countries. With respect to that portion of the Portfolio allocated to it, State Street seeks to track the performance of the Morgan Stanley Capital International Europe, Australia and Far East ("EAFE") Index. With respect to the remainder of the Portfolio, Oechsle attempts to limit exposure to investments in developing countries where both liquidity and sovereign risks are high. Although there is no established definition, a developing country is generally considered to be a country that is in the initial stages of its industrialization cycle with per capita gross national product of less than $5,000. Historical experience indicates that the markets of developing countries have been more volatile than the markets of developed countries, although securities traded in the former markets have provided higher rates of return to investors. For a discussion of the risks associated with investing in foreign securities, see "Certain Securities, Investment Techniques and Risk Factors--Foreign Securities."

  The Portfolio intends to invest in non-U.S. companies whose securities are traded on exchanges located in the countries in which the issuers are principally based. The Portfolio may invest in securities of foreign issuers in the form of ADRs. European Depositary Receipts ("EDRs"), which are sometimes referred to as Continental Depositary Receipts ("CDRs"), may also be purchased by the Portfolio. EDRs and CDRs are generally issued by foreign banks and evidence ownership of either foreign or domestic securities. The Portfolio may attempt to hedge against unfavorable changes in currency exchange rates by engaging in forward currency transactions, purchasing and writing put and call options on foreign currencies and trading currency futures contracts and options thereon. The Portfolio may purchase temporary investments, lend its portfolio securities and purchase stock index futures contracts and purchase and write options thereon. See "Certain Securities, Investment Techniques and Risk Factors."

INTERNATIONAL FIXED INCOME INVESTMENTS

  International Fixed Income Investments is advised by Julius Baer. The Portfolio seeks as its investment objective, to maximize current income consistent with protection of principal by investing primarily in a managed portfolio of non-U.S. dollar debt securities issued by foreign governments and supranational entities. Under normal market conditions, at least 65% of the Portfolio's assets will be invested in fixed income securities of issuers domiciled in at least three foreign countries. The Portfolio will not invest more than 25% of its assets in the securities of governments in any one country. The Portfolio limits its purchases of debt securities to those that are rated within the four highest categories established by S&P or Moody's or, if unrated, are deemed by Julius Baer to be of comparable quality. See the Appendix to the Statement of Additional Information for a description of Moody's and S&P's ratings and "Certain Securities, Investment Techniques and Risk Factors--Medium and Lower Rated and Unrated Securities" for a description of certain risks associated with securities in the fourth highest rating category. The Portfolio may attempt to hedge against unfavorable changes in currency exchange rates by engaging in forward currency transactions and trading currency futures contracts and options thereon. The Portfolio may purchase temporary investments, purchase securities on a when-issued basis and lend its portfolio securities.

  The Portfolio is classified as a "non-diversified" investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), which means that it is not limited by the 1940 Act in the proportion of its assets that it may invest in the securities of a single issuer. The Portfolio, as a non-diversified investment company, may invest in a smaller number of individual issuers than a diversified investment company. Thus, an investment in the Portfolio may, due to changes in the financial condition or in the market's assessment of those issuers present greater risk to an investor than an investment in a diversified investment company. However, the Portfolio intends to conduct its operations so as to qualify as a "regulated investment company" for purposes of the Internal Revenue Code of 1986, as amended (the "Code"), which will relieve the Portfolio of any liability for federal income tax to the extent that its earnings are distributed to shareholders. In order to so qualify, among other things, the Portfolio must ensure that, at the close of each quarter of the taxable year, (i) not more than 25% of the market value of the Portfolio's total assets is invested in the securities (other than U.S. Government Securities) of a single issuer or of two or more issuers that the Portfolio controls and that are engaged in the same, similar or related trades or businesses and (ii) at least 50% of the market value of the Portfolio's total assets is represented by
(a) cash and cash items, (b) U.S. Government Securities and (c) other securities limited in respect of any one issuer to an amount not greater in value than 5% of the market value of the Portfolio's total assets and to not more than 10% of the outstanding voting securities of the issuer.

EMERGING MARKETS EQUITY INVESTMENTS

  Emerging Markets Equity Investments is advised by Govett. The Portfolio seeks to achieve long-term capital appreciation through investment primarily in a diversified portfolio of equity securities of issuers in countries having "emerging markets." For this purpose, a country with an emerging market is generally one in which the per capita income is in the low to middle ranges, as determined by the International Bank for Reconstruction and Development (World
Bank). The Portfolio currently expects to invest in the following emerging markets countries: Argentina, Austria, Brazil, Chile, China, Colombia, Croatia, Czech Republic, Egypt, Greece, Hong Kong (as a "gateway" into China), Hungary, India, Indonesia, Israel, South Korea, Jordan, Lebanon, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Portugal, Russia, Singapore, South Africa, Sri Lanka, Taiwan, Thailand, Turkey, Venezuela and Zimbabwe. The Portfolio may from time to time discontinue investments in any of the above-mentioned countries and/or begin investing in other countries with emerging markets.

  The Portfolio anticipates normally investing at least 65% of its total assets in securities of issuers located in at least three different countries, other than the United States. At least 65% of the Portfolio's total assets typically will be invested in equity securities such as common stocks, preferred stocks and warrants. Most of the equity securities in which the Portfolio will invest will be listed on recognized foreign securities exchanges, although the Portfolio may also invest in over-the-counter securities. Under normal market conditions, not more than 5% of the Portfolio's net assets will be invested in the securities of any one issuer (excluding the United States Government and its agencies and instrumentalities) and not more than 25% of the Portfolio's total assets will be invested in issuers in the same industry.

  In choosing the issuers in whose securities the Portfolio will invest, the Portfolio's Advisor first analyzes the economic factors and background of each emerging markets country and estimates the rate of Gross Domestic Product growth, the rate of inflation and currency exchange rates for the following six months. Anticipated returns for each country are then determined based on prospective price earnings ratios relative to bond yields and other relevant historical interest rate measures, and asset allocation decisions are made among the different emerging markets countries. Within each market chosen for investment, the Portfolio's Advisor will then choose the issuers offering the best relative value, based on relative price earnings ratios, dividend yields, dividend and interest cover and balance sheets.

  The Portfolio may enter into forward currency contracts, use options and options on futures contracts to hedge against movements in currency exchange rates, purchase temporary investments and enter into reverse repurchase agreements. The Portfolio, which is designed for investors who do not require regular current income and who can accept a high degree of risk in their investment, may be viewed as speculative in nature. Investing in the securities of issuers in emerging markets countries involves certain risks and special considerations not inherent in investments in securities of U.S. companies. See "Certain Securities, Investment Techniques and Risk Factors."

CERTAIN SECURITIES, INVESTMENT TECHNIQUES AND RISK FACTORS

  TEMPORARY INVESTMENTS. For temporary defensive purposes during periods when the Advisor of a Portfolio, other than Government Money Investments, believes, in consultation with the Manager, that pursuing the Portfolio's basic investment strategy may be inconsistent with the best interests of its shareholders, the Portfolio may invest its assets in the following money market instruments: U.S. Government Securities (including those purchased in the form of custodial receipts), repurchase agreements, certificates of deposit and bankers' acceptances issued by U.S. banks or savings and loan associations having assets of at least $500 million as of the end of their most recent fiscal year and high quality commercial paper. Each of these Portfolio's U.S. dollar-denominated temporary investments are managed by MMC. See "Management of the Trust-- Administrator." In addition, for the same purposes the Advisors of Emerging Markets Equity Investments, International Fixed Income Investments and International Equity Investments may invest in obligations issued or guaranteed by foreign governments or by any of their political subdivisions, authorities, agencies or instrumentalities that are rated at least AA by S&P or Aa by Moody's or, if unrated, are determined by the Advisor to be of equivalent quality. Emerging Markets Equity Investments may also invest in obligations issued by foreign banks, but will limit its investments in such obligations to U.S. dollar-denominated obligations of foreign banks which at the time of investment: (i) have assets with a value of more than $10 billion; (ii) are among the 75 largest foreign banks in the world, based on amount of assets;
(iii) have branches in the United States; and (iv) are of comparable quality to obligations issued by United States banks in which the Portfolio may invest, in the opinion of the Portfolio's Advisor. See "Foreign Securities" below. Each Portfolio also may hold a portion of its assets in money market instruments or cash in amounts designed to pay expenses, to meet anticipated redemptions or pending investment in accordance with its objectives and policies. Any temporary investments may be purchased on a when-issued basis. A Portfolio's investment in any other short-term debt instruments would be subject to the Portfolio's investment objectives and policies, and to approval by the Trust's Board of Trustees.

  The Portfolios are intended as vehicles for the implementation of long-term asset allocation strategies rendered through investment advisory programs that are based on an evaluation of an investor's investment objectives and risk tolerances. Because these asset allocation strategies are designed to spread investment risk across the various segments of the securities markets through investment in a number of Portfolios, each individual Portfolio generally intends to be substantially fully invested in accordance with its investment objectives and policies during most market conditions. Although the Advisor of a Portfolio may, upon the concurrence of the Manager, take a temporary defensive position during adverse market conditions, it can be expected that a defensive posture will be adopted less frequently than it would be by other mutual funds. This policy may impede an Advisor's ability to protect a Portfolio's capital during declines in the particular segment of the market to which the Portfolio's assets are committed. Consequently, no single Portfolio should be considered a complete investment program and an investment among the Portfolios should be regarded as a long-term commitment that should be held through several market cycles. In addition, although the Consulting Group intends to recommend adjustments in the allocation of assets among the Portfolios based on, among other things, anticipated market trends, there can be no assurance that these recommendations can be developed, transmitted and acted upon in a manner sufficiently timely to avoid market shifts, which can be sudden and substantial. Participants in TRAK should recognize that it is a nondiscretionary investment advisory service and that all investment decisions rest with the participant alone. Therefore, such participants are urged strongly to adhere to the Consulting Group's asset allocation recommendations and to act promptly upon any recommended reallocation of assets among the Portfolios. Investors intending to purchase Portfolio shares through other Advisory Services should evaluate carefully whether the service is ongoing and continuous, as well as their investment advisers' ability to anticipate and respond to market trends.

  REPURCHASE AGREEMENTS AND REVERSE REPURCHASE AGREEMENTS. Each of the Portfolios may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, a Portfolio would acquire an underlying debt obligation for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Portfolio's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Portfolio's holding period. A Portfolio may enter into repurchase agreements with respect to U.S. Government Securities with member banks of the Federal Reserve System and certain non-bank dealers approved by the Board of Trustees. Under each repurchase agreement, the selling institution is required to maintain the value of the securities subject to the repurchase agreement at not less than their repurchase price. The Portfolio's Advisor, acting under the supervision of the Board of Trustees, reviews on an ongoing basis the value of the collateral and the creditworthiness of those non-bank dealers with whom the Portfolio enters into repurchase agreements. A Portfolio will not invest in a repurchase agreement maturing in more than seven days if the investment, together with illiquid securities held by the Portfolio, exceeds 10% of the Portfolio's total assets. See "Certain Investment Policies." In entering into a repurchase agreement, a Portfolio bears a risk of loss in the event that the other party to the transaction defaults on its obligations and the Portfolio is delayed or prevented from exercising its rights to dispose of the underlying securities, including the risk of a possible decline in the value of the underlying securities during the period in which the Portfolio seeks to assert its rights to them, the risk of incurring expenses associated with asserting those rights and the risk of losing all or a part of the income from the agreement.

  Emerging Markets Equity Investments may enter into reverse repurchase agreements with the financial institutions with which it may enter into repurchase agreements. Under a reverse repurchase agreement, the Portfolio would sell securities to a financial institution and agree to repurchase them at a mutually agreed upon date, price and rate of interest. During the period between the sale and repurchase, the Portfolio would not be entitled to principal and interest paid on the securities sold by the Portfolio. The Portfolio, however, would seek to achieve gains derived from the difference between the current sales price and the forward price for the future purchase as well as the interest earned on the proceeds on the initial sale. Reverse repurchase agreements will be viewed as borrowings by the Portfolio for the purpose of calculating the Portfolio's indebtedness and will have the effect of leveraging the Portfolio's assets.

  BORROWING. Leverage increases investment risk as well as investment opportunity. If the income and investment gains on securities purchased with borrowed money exceed the interest paid on the borrowing, the net asset value of the Portfolio's shares will rise faster than would otherwise be the case. On the other hand, if the income and investment gains fail to cover the cost, including interest, of the borrowings, or if there are losses, the net asset value of the Portfolio's shares will decrease faster than otherwise would be the case.

  U.S. GOVERNMENT SECURITIES. Each Portfolio may invest in U.S. Government Securities, which are obligations issued or guaranteed by the U.S. Government, its agencies, authorities or instrumentalities. Some U.S. Government Securities, such as U.S. Treasury bills, Treasury notes and Treasury bonds, which differ only in their interest rates, maturities and times of issuance, are supported by the full faith and credit of the United States. Others are supported by: (i) the right of the issuer to borrow from the U.S. Treasury, such as securities of the Federal Home Loan Banks; (ii) the discretionary authority of the U.S. Government to purchase the agency's obligations, such as securities of the FNMA; or (iii) only the credit of the issuer, such as securities of the Student Loan Marketing Association. No assurance can be given that the U.S. Government will provide financial support in the future to U.S. Government agencies, authorities or instrumentalities that are not supported by the full faith and credit of the United States.

  Securities guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities include: (i) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. Government or any of its agencies, authorities or instrumentalities; and (ii) participations in loans made to foreign governments or other entities that are so guaranteed. The secondary market for certain of these participations is limited and, therefore, may be regarded as illiquid.

  U.S. Government Securities may include zero coupon securities that may be purchased when yields are attractive and/or to enhance portfolio liquidity. Zero coupon U.S. Government Securities are debt obligations that are issued or purchased at a significant discount from face value. The discount approximates the total amount of interest the security will accrue and compound over the period until maturity or the particular interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. Zero coupon U.S. Government Securities do not require the periodic payment of interest. These investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of cash. These investments may experience greater volatility in market value than U.S. Government Securities that make regular payments of interest. A Portfolio accrues income on these investments for tax and accounting purposes, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Portfolio's distribution obligations, in which case the Portfolio will forego the purchase of additional income producing assets with these funds. Zero coupon U.S. Government Securities include STRIPS and CUBES, which are issued by the U.S. Treasury as component parts of U.S. Treasury bonds and represent scheduled interest and principal payments on the bonds.

  As part of its investments in U.S. Government Securities, a Portfolio, other than Government Money Investments, may invest up to 5% of its net assets in exchange rate-related U.S. Government Securities, which are described in the Statement of Additional Information.

  CUSTODIAL RECEIPTS. Each Portfolio other than Government Money Investments may acquire custodial receipts or certificates, such as CATS, TIGRs and FICO Strips, underwritten by securities dealers or banks that evidence ownership of future interest payments, principal payments or both on certain notes or bonds issued by the U.S. Government, its agencies, authorities or instrumentalities. The underwriters of these certificates or receipts purchase a U.S. Government Security and deposit the security in an irrevocable trust or custodial account with a custodian bank, which then issues receipts or certificates that evidence ownership of the periodic unmatured coupon payments and the final principal payment on the U.S. Government Security. Custodial receipts evidencing specific coupon or principal payments have the same general attributes as zero coupon U.S. Government Securities, described above. Although typically under the terms of a custodial receipt a Portfolio is authorized to assert its rights directly against the issuer of the underlying obligation, the Portfolio may be required to assert through the custodian bank such rights as may exist against the underlying issuer. Thus, in the event the underlying issuer fails to pay principal and/or interest when due, a Portfolio may be subject to delays, expenses and risks that are greater than those that would have been involved if the Portfolio had purchased a direct obligation of the issuer. In addition, in the event that the trust or custodial account in which the underlying security has been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying security would be reduced in respect of any taxes paid.

  LENDING PORTFOLIO SECURITIES. To generate income for the purpose of helping to meet its operating expenses, each Portfolio other than Municipal Bond Investments may lend securities to brokers, dealers and other financial organizations. These loans, if and when made, may not exceed 30% of a Portfolio's assets taken at value. A Portfolio's loans of securities will be collateralized at least 100% by cash, letters of credit or U.S. Government Securities, which will be marked to market daily. The cash or instruments collateralizing a Portfolio's loans of securities will be maintained at all times in a segregated account with the Portfolio's custodian, or with a designated sub-custodian, in an amount at least equal to the current market value of the loaned securities. In lending securities to brokers, dealers and other financial organizations, a Portfolio is subject to risks, which, like those associated with other extensions of credit, include delays in recovery and possible loss of rights in the collateral should the borrower fail financially.

  WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES. To secure prices deemed advantageous at a particular time, each Portfolio may purchase securities on a when-issued or delayed-delivery basis, in which case delivery of the securities occurs beyond the normal settlement period; payment for or delivery of the securities would be made prior to the reciprocal delivery or payment by the other party to the transaction. A Portfolio will enter into when-issued or delayed-delivery transactions for the purpose of acquiring securities and not for the purpose of leverage. When-issued securities purchased by the Portfolio may include securities purchased on a "when, as and if issued" basis under which the issuance of the securities depends on the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring. The Portfolio will establish with its custodian, or with a designated sub-custodian, a segregated account consisting of cash, debt securities of any grade or equity securities, having a value equal to or greater than the Fund's purchase commitments, provided such securities have been determined by MMC to be liquid and unencumbered, and are marked to market daily, pursuant to guidelines established by the trustees.

  Securities purchased on a when-issued or delayed-delivery basis may expose a Portfolio to risk because the securities may experience fluctuations in value prior to their actual delivery. The Portfolio does not accrue income with respect to a when-issued or delayed-delivery security prior to its stated delivery date. Purchasing securities on a when-issued or delayed-delivery basis can involve the additional risk that the yield available in the market when the delivery takes place may be higher than that obtained in the transaction itself.

  FIXED INCOME SECURITIES. The market value of fixed income obligations of the Portfolios will be affected by general changes in interest rates which will result in increases or decreases in the value of the obligations held by the Portfolios. The market value of the obligations held by a Portfolio can be expected to vary inversely to changes in prevailing interest rates. Investors also should recognize that, in periods of declining interest rates, a Portfolio's yield will tend to be somewhat higher than prevailing market rates and, in periods of rising interest rates, a Portfolio's yield will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to a Portfolio from the continuous sale of its shares will tend to be invested in instruments producing lower yields than the balance of its portfolio, thereby reducing the Portfolio's current yield. In periods of rising interest rates, the opposite can be expected to occur. In addition, securities in which a Portfolio may invest may not yield as high a level of current income as might be achieved by investing in securities with less liquidity, less creditworthiness or longer maturities.

  Ratings made available by S&P and Moody's are relative and subjective and are not absolute standards of quality. Although these ratings are initial criteria for selection of portfolio investments, a Portfolio also will make its own evaluation of these securities. Among the factors that will be considered are the long-term ability of the issuers to pay principal and interest and general economic trends.

  MUNICIPAL OBLIGATIONS. The term "Municipal Obligations" generally is understood to include debt obligations issued to obtain funds for various public purposes, the interest on which is, in the opinion of bond counsel to the issuer, excluded from gross income for federal income tax purposes. In addition, if the proceeds from private activity bonds are used for the construction, repair or improvement of privately operated industrial or commercial facilities, the interest paid on such bonds may be excluded from gross income for federal income tax purposes, although current federal tax laws place substantial limitations on the size of these issues.

  The two principal classifications of Municipal Obligations are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its faith, credit, and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source, but not from the general taxing power. Sizable investments in these obligations could involve an increased risk to the Portfolio should any of the related facilities experience financial difficulties. Private activity bonds are in most cases revenue bonds and do not generally carry the pledge of the credit of the issuing municipality. There are, of course, variations in the security of Municipal Obligations, both within a particular classification and between classifications.

  MORTGAGE RELATED SECURITIES. Intermediate Fixed Income Investments, Long-Term Bond Investments and Mortgage Backed Investments may invest in mortgage related securities without limit. There are several risks associated with mortgage related securities generally. One is that the monthly cash inflow from the underlying loans may not be sufficient to meet the monthly payment requirements of the mortgage related security.

  Prepayment of principal by mortgagors or mortgage foreclosures will shorten the term of the underlying mortgage pool for a mortgage related security. Early returns of principal will affect the average life of the mortgage related securities remaining in a Portfolio. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. In periods of rising interest rates, the rate of prepayment tends to decrease, thereby lengthening the average life of a pool of mortgage related securities. Conversely, in periods of falling interest rates the rate of prepayment tends to increase, thereby shortening the average life of a pool. Reinvestment of prepayments may occur at higher or lower interest rates than the original investment, thus affecting the yield of a Portfolio. Because prepayments of principal generally occur when interest rates are declining, it is likely that a Portfolio will have to reinvest the proceeds of prepayments at lower interest rates than those at which the assets were previously invested. If this occurs, a Portfolio's yield will correspondingly decline. Thus, mortgage related securities may have less potential for capital appreciation in periods of falling interest rates than other fixed income securities of comparable maturity, although these securities may have a comparable risk of decline in market value in periods of rising interest rates. To the extent that a Portfolio purchases mortgage related securities at a premium, unscheduled prepayments, which are made at par, will result in a loss equal to any unamortized premium.

  CMOs are obligations fully collateralized by a portfolio of mortgages or mortgage related securities. Payments of principal and interest on the mortgages are passed through to the holders of the CMOs on the same schedule as they are received, although certain classes of CMOs have priority over others with respect to the receipt of prepayments on the mortgages. Therefore, depending on the type of CMOs in which a Portfolio invests, the investment may be subject to a greater or lesser risk of prepayment than other types of mortgage related securities.

  Mortgage related securities may not be readily marketable. To the extent any of these securities are not readily marketable in the judgment of the Advisor, the investment restriction limiting a Portfolio's investment in illiquid instruments to not more than 10% of the value of its net assets will apply. See "Certain Investment Policies."

  GOVERNMENT STRIPPED MORTGAGE RELATED SECURITIES. Each of Intermediate Fixed Income Investments, Long-Term Bond Investments and Mortgage Backed Investments may invest up to 25% of its total assets in certain government stripped mortgage related securities issued and guaranteed by GNMA, FNMA or FHLMC. These securities represent beneficial ownership interests in either periodic principal distributions ("principal-only") or interest distributions ("interest-only") on mortgage related certificates issued by GNMA, FNMA or FHLMC, as the case may be. The certificates underlying the government stripped mortgage related securities represent all or part of the beneficial interest in pools of mortgage loans. A Portfolio will invest in government stripped mortgage related securities in order to enhance yield or to benefit from anticipated appreciation in value of the securities at times when its Advisor believes that interest rates will remain stable or increase. In periods of rising interest rates, the expected increase in the value of government stripped mortgage related securities may offset all or a portion of any decline in value of the securities held by a Portfolio.

  Investing in government stripped mortgage related securities involves the risks normally associated with investing in mortgage related securities issued by government or government related entities. See "Mortgage Related Securities" above. In addition, the yields on government stripped mortgage related securities are extremely sensitive to the prepayment experience on the mortgage loans underlying the certificates collateralizing the securities. If a decline in the level of prevailing interest rates results in a rate of principal prepayments higher than anticipated, distributions of principal will be accelerated, thereby reducing the yield to maturity on interest-only government stripped mortgage related securities and increasing the yield to maturity on principal-only government stripped mortgage related securities. Sufficiently high prepayment rates could result in a Portfolio not fully recovering its initial investment in an interest-only government stripped mortgage related security. Under current market conditions, the Portfolios expect that investments in government stripped mortgage related securities will consist primarily of interest-only securities. Government stripped mortgage related securities are currently traded in an over-the-counter market maintained by several large investment banking firms. There can be no assurance that the Portfolios will be able to effect a trade of a government stripped mortgage related security at a time when it wishes to do so. The Portfolios will acquire government stripped mortgage related securities only if a secondary market for the securities exists at the time of acquisition. Except for government stripped mortgage related securities based on fixed rate FNMA and FHLMC mortgage certificates that meet certain liquidity criteria established by the Board of Trustees, a Portfolio will treat government stripped mortgage related securities as illiquid and will limit its investments in these securities, together with other illiquid investments, to not more than 10% of its net assets.

  ASSET-BACKED SECURITIES. The Intermediate Fixed-Income Investments and Long-Term Bond Investments may invest in ABSs. ABSs are well established and have become increasingly prevalent in the fixed income market. ABSs may enhance a Portfolio's performance; however, their use involves certain risks that may not be found in other mutual fund investments. Both Advisors are only authorized to invest in those ABSs that have received a AAA rating from both Moody's and S&P and may invest only up to 5% of the Portfolio's new assets in this type of security.

  FORWARD ROLL TRANSACTIONS. In order to enhance current income, Mortgage Backed Investments may enter into forward roll transactions with respect to mortgage related securities issued by GNMA, FNMA and FHLMC. In a forward roll transaction, a Portfolio sells a mortgage related security to a financial institution, such as a bank or broker-dealer, and simultaneously agrees to repurchase a similar security from the institution at a later date at an agreed-upon price. The mortgage related securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories than those sold. During the period between the sale and repurchase, the Portfolio will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in short-term instruments, particularly repurchase agreements, and the income from these investments, together with any additional fee income received on the sale, is intended to generate income for the Portfolio exceeding the yield on the securities sold. Forward roll transactions involve the risk that the market value of the securities sold by the Portfolio may decline below the repurchase price of those securities. At the time the Portfolio enters into a forward roll transaction, it will place in a segregated custodial account cash, U.S. Government Securities or high quality debt obligations having a value equal to the repurchase price (including accrued interest) and will subsequently monitor the account to insure that the equivalent value is maintained. Forward roll transactions are considered to be borrowings by the Portfolio.

  HIGH YIELD SECURITIES. High Yield Investments and to a lesser extent Intermediate Fixed Income Investments and Long-Term Bond Investments invest in medium or lower rated securities and unrated securities of comparable quality, sometimes referred to as "junk bonds."

  Generally, medium or lower rated securities and unrated securities of comparable quality offer a higher current yield than is offered by higher rated securities but also (i) will likely have some quality and protective characteristics that, in the judgment of the rating organizations, are outweighed by large uncertainties or major risk exposures to adverse conditions and (ii) are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. The market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher quality bonds. In addition, medium and lower rated securities and comparable unrated securities generally present a higher degree of credit risk. The risk of loss due to default by these issuers is significantly greater because medium and lower rated securities and unrated securities of comparable quality generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness. In light of these risks, the Board of Trustees has instructed the Advisors, in evaluating the creditworthiness of an issue, whether rated or unrated, to take various factors into consideration, which may include, as applicable, the issuer's financial resources, its sensitivity to economic conditions and trends, the operating history of and the community support for the facility financed by the issue, the ability of the issuer's management and regulatory matters.

  In addition, the market value of securities in lower rated categories is more volatile than that of higher quality securities, and the markets in which medium and lower rated or unrated securities are traded are more limited than those in which higher rated securities are traded. The existence of limited markets may make it more difficult for the Portfolios to obtain accurate market quotations for purposes of valuing their respective portfolios and calculating their respective net asset values. Moreover, the lack of a liquid trading market may restrict the availability of securities for the Portfolios to purchase and may also have the effect of limiting the ability of a Portfolio to sell securities at their fair value either to meet redemption requests or to respond to changes in the economy or the financial markets.

  Lower rated debt obligations also present risks based on payment expectations. If an issuer calls the obligation for redemption, a Portfolio may have to replace the security with a lower yielding security, resulting in a decreased return for investors. Also, as the principal value of bonds moves inversely with movements in interest rates, in the event of rising interest rates the value of the securities held by a Portfolio may decline proportionately more than a portfolio consisting of higher rated securities. If a Portfolio experiences unexpected net redemptions, it may be forced to sell its higher rated bonds, resulting in a decline in the overall credit quality of the securities held by the Portfolio and increasing the exposure of the Portfolio to the risks of lower rated securities. Investments in zero coupon bonds may be more speculative and subject to greater fluctuations in value due to changes in interest rates than bonds that pay interest currently.

  Subsequent to its purchase by a Portfolio, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by a Portfolio. Neither event will require sale of these securities by the Portfolio, but the Advisor will consider the event in its determination of whether the Portfolio should continue to hold the securities.

  NON-PUBLICLY TRADED SECURITIES. Each Portfolio may invest in non-publicly traded securities, which may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Portfolios. In addition, companies whose securities are not publicly traded are not subject to the disclosure and other investor protection requirements that may be applicable if their securities were publicly traded.

  REAL ESTATE INVESTMENT TRUSTS. Each Portfolio may invest in real estate investment trusts ("REITs"). REITs are entities which either own properties or make construction or mortgage loans. Equity REITs own real estate directly and the value of, and income earned by, the trust depends upon the income of the underlying properties and the rental income they earn. Equity REITs may also include operating or finance companies. Equity REITs can also realize capital gains by selling properties that have appreciated in value. A mortgage REITs can make construction, development or long-term mortgage loans, and are sensitive to the credit quality of the borrower. Mortgage REITs derive their income from interest payments. Hybrid REITs combine the characteristics of both equity and mortgage REITs, generally by holding both ownership interests and mortgage interests in real estate. The value of securities issued by REITs are affected by tax and regulatory requirements and by perceptions of management skill. They are also subject to heavy cash flow dependency, defaults by borrowers or tenants, self-liquidation, the possibility of failing to qualify for tax-free status under the Internal Revenue Code of 1986, as amended, and failing to maintain exemption from the 1940 Act.

  SUPRANATIONAL ENTITIES. International Fixed Income Investments, subject to applicable diversification requirements of the Code, may invest up to 25% of its total assets in debt securities issued by supranational organizations such as the International Bank for Reconstruction and Development (commonly referred to as the World Bank), which was chartered to finance development projects in developing member countries; the European Community, which is a twelve-nation organization engaged in cooperative economic activities; the European Coal and Steel Community, which is an economic union of various European nations' steel and coal industries; and the Asian Development Bank, which is an international development bank established to lend funds, promote investment and provide technical assistance to member nations in the Asian and Pacific regions. As supranational entities do not possess taxing authority, they are dependent upon their members' continued support in order to meet interest and principal payments.

  FOREIGN SECURITIES. Investing in securities issued by foreign companies and governments involves considerations and potential risks not typically associated with investing in obligations issued by the U.S.

government and domestic corporations. Substantially less information may be available about foreign companies, particularly emerging market country companies, than about domestic companies and, even when public information about such companies is available, it may be less reliable than information concerning U.S. companies. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards and such standards may differ, in some cases significantly, from standards in other countries, including the United States. The values of foreign investments are affected by changes in currency rates or exchange control regulations, restrictions or prohibitions on the repatriation of foreign currencies, application of foreign tax laws, including withholding taxes, changes in governmental administration or economic or monetary policy (in the United States or abroad) or changed circumstances in dealings between nations. Costs are also incurred in connection with conversions between various currencies. In addition, foreign brokerage commissions and custody fees are generally higher than those charged in the United States, and foreign securities markets may be less liquid, more volatile and less subject to governmental supervision than in the United States. Investments in foreign countries could be affected by other factors not present in the United States, including expropriation, confiscatory taxation, lack of uniform accounting and auditing standards and potential difficulties in enforcing contractual obligations and could be subject to extended clearance and settlement periods.

  INVESTING IN EMERGING MARKETS COUNTRIES. Investing in securities of issuers in emerging markets countries involves exposure to economic structures that are generally less diverse and mature than, and to political systems that can be expected to have less stability than, those of developed countries. Other characteristics of emerging markets countries that may affect investment in their markets include certain national policies that may restrict investment by foreigners and the absence of developed legal structures governing private and foreign investments and private property. The typically small size of the markets for securities issued by issuers located in emerging markets countries and the possibility of a low or nonexistent volume of trading in those securities may also result in a lack of liquidity and in price volatility of those securities.

  Included among the emerging markets in which Emerging Markets Equity Investments may invest are the formerly communist countries of Eastern Europe and the People's Republic of China (collectively, "Communist Countries"). Upon the accession to power of Communist regimes approximately 40 to 70 years ago, the governments of a number of Communist Countries expropriated a large amount of property. The claims of many property owners against those governments were never finally settled. There can be no assurance that the Portfolio's investments in Communist Countries, if any, would not also be expropriated, nationalized or otherwise confiscated, in which case the Portfolio could lose its entire investment in the Communist Country involved. In addition, any change in the leadership or policies of Communist Countries may halt the expansion of or reverse the liberalization of foreign investment policies now occurring.

  CURRENCY EXCHANGE RATES. A Portfolio's share value may change significantly when the currencies, other than the U.S. dollar, in which the Portfolio's investments are denominated strengthen or weaken against the U.S. dollar. Currency exchange rates generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries as seen from an international perspective. Currency exchange rates can also be affected unpredictably by intervention by U.S. or foreign governments or central banks or by currency controls or political developments in the United States or abroad.

  FORWARD CURRENCY CONTRACTS. Each Portfolio that may invest in foreign currency-denominated securities may hold currencies to meet settlement requirements for foreign securities and may engage in currency exchange transactions in order to protect against uncertainty in the level of future exchange rates between a particular foreign currency and the U.S. dollar or between foreign currencies in which the Portfolio's securities are or may be denominated. Forward currency contracts are agreements to exchange one currency for another--for example, to exchange a certain amount of U.S. dollars for a certain amount of French francs at a future date. The date (which may be any agreed-upon fixed number of days in the future), the amount of currency to be exchanged and the price at which the exchange will take place will be negotiated with a currency trader and fixed for the term of the contract at the time that the Portfolio enters into the contract. To assure that a Portfolio's forward currency contracts are not used to achieve investment leverage, the Portfolio will segregate cash or high grade securities with its custodian in an amount at all times equal to or exceeding the Portfolio's commitment with respect to these contracts.

  In hedging specific portfolio positions, a Portfolio may enter into a forward contract with respect to either the currency in which the positions are denominated or another currency deemed appropriate by the Portfolio's Advisor. The amount the Portfolio may invest in forward currency contracts is limited to the amount of the Portfolio's aggregate investments in foreign currencies. Risks associated with entering into forward currency contracts include the possibility that the market for forward currency contracts may be limited with respect to certain currencies and, upon a contract's maturity, the inability of a Portfolio to negotiate with the dealer to enter into an offsetting transaction. Forward currency contracts may be closed out only by the parties entering into an offsetting contract. In addition, the correlation between movements in the prices of those contracts and movements in the price of the currency hedged or used for cover will not be perfect. There is no assurance that an active forward currency contract market will always exist. These factors will restrict a Portfolio's ability to hedge against the risk of devaluation of currencies in which a Portfolio holds a substantial quantity of securities and are unrelated to the qualitative rating that may be assigned to any particular security. See the Statement of Additional Information for further information concerning forward currency contracts.

  PURCHASING PUT AND CALL OPTIONS ON SECURITIES. Each Portfolio may purchase put options on securities owned by the Portfolio and on securities which the Portfolio may acquire in the future. The Portfolio may purchase only put options that are traded on a regulated exchange. By buying a put, the Portfolio limits its risk of loss from a decline in the market value of the security until the put expires. Any appreciation in the value of the underlying security, however, will be partially offset by the amount of the premium paid for the put option and any related transaction costs. The Portfolio may purchase call options on a security it intends to purchase in the future to avoid the additional cost that would result from a substantial increase in the market price of the security. Prior to their expiration, put and call options may be sold in closing sale transactions (sales by the Portfolio, prior to the exercise of options it has purchased, of options of the same series), and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the option plus the related transaction costs.

  STOCK INDEX OPTIONS. Each Portfolio may purchase and write put and call options on domestic and foreign stock indexes to hedge against risks of market-wide price movements affecting that portion of its assets invested in the country whose stocks are subject to the hedge. A stock index measures the movement of a certain group of stocks by assigning relative values to the common stocks included in the index. Examples of domestic stock indexes are the Standard & Poor's 500 Stock Index and the New York Stock Exchange Composite Index, and examples of foreign stock indexes are the Canadian Market Portfolio Index (Montreal Stock Exchange), the Financial Times--Stock Exchange 100 (International Stock Exchange) and the Toronto Stock Exchange Composite 300 (Toronto Stock Exchange). Options on stock indexes are similar to options on securities. Because no underlying security can be delivered, however, the option represents the holder's right to obtain from the writer, in cash, a fixed multiple of the amount by which the exercise price exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the exercise date. Options on foreign stock indexes are similar to options on domestic stock indexes. Like domestic stock index options, foreign stock index options are subject to position and exercise limits and other regulations imposed by the exchange on which they are traded. Unlike domestic stock index options, foreign stock index options carry risks associated with investing in foreign securities, as described above. The advisability of using stock index options to hedge against the risk of market-wide movements will depend on the extent of diversification of the Portfolio's stock investments and the sensitivity of its stock investments to factors influencing the underlying index. The effectiveness of purchasing or writing stock index options as a hedging technique will depend upon the extent to which price movements in the Portfolio's securities investments correlate with price movements in the stock index selected. In addition, successful use by the

Portfolio of options will be subject to the ability of the Portfolio's Advisor to predict correctly movements in the direction of the underlying index.

  When the Portfolio writes an option on a stock index, it will establish a segregated account with the Portfolio's custodian, or with a foreign subcustodian with which the Portfolio will deposit cash or cash equivalents or a combination of both in an amount equal to the market value of the option, and will maintain the account while the option is open.

  FUTURES CONTRACTS AND RELATED OPTIONS. Each Portfolio other than Government Money Investments, Balanced Investments and Municipal Bond Investments may enter into futures contracts and purchase and write (sell) options on these contracts, including but not limited to interest rate, securities index and foreign currency futures contracts and put and call options on these futures contracts. These contracts will be entered into only upon the concurrence of the Manager that such contracts are necessary or appropriate in the management of the Portfolio's assets. These contracts will be entered into on exchanges designated by the Commodity Futures Trading Commission ("CFTC") or, consistent with CFTC regulations, on foreign exchanges. These transactions may be entered into for bona fide hedging and other permissible risk management purposes including protecting against anticipated changes in the value of securities a Portfolio intends to purchase.

  A Portfolio will not enter into futures contracts and related options for which the aggregate initial margin and premiums exceed 5% of the fair market value of the Portfolio's assets after taking into account unrealized profits and unrealized losses on any contracts it has entered into. All futures and options on futures positions will be covered by owning the underlying security or segregation of assets. With respect to long positions in a futures contract or option (e.g., futures contracts to purchase the underlying instrument and call options purchased or put options written on these futures contracts or instruments), the underlying value of the futures contract at all times will not exceed the sum of cash, short-term U.S. debt obligations or other high quality obligations set aside for this purpose.

  A Portfolio may lose the expected benefit of these futures or options transactions and may incur losses if the prices of the underlying commodities move in an unanticipated manner. In addition, changes in the value of the Portfolio's futures and options positions may not prove to be perfectly or even highly correlated with changes in the value of its portfolio securities. Successful use of futures and related options is subject to an Advisor's ability to predict correctly movements in the direction of the securities markets generally, which ability may require different skills and techniques than predicting changes in the prices of individual securities. Moreover, futures and options contracts may only be closed out by entering into offsetting transactions on the exchange where the position was entered into (or a linked exchange), and as a result of daily price fluctuation limits there can be no assurance that an offsetting transaction could be entered into at an advantageous price at any particular time. Consequently, a Portfolio may realize a loss on a futures contract or option that is not offset by an increase in the value of its portfolio securities that are being hedged or a Portfolio may not be able to close a futures or options position without incurring a loss in the event of adverse price movements.

  YEAR 2000. The investment management services provided to the Trust by the Manager and the services provided to shareholders by Smith Barney, the Trust's Distributor, depend on the smooth functioning of their computer systems. Many computer software systems in use today cannot recognize the year 2000, but revert to 1900 or some other date, due to the manner in which dates were encoded and calculated. That failure could have a negative impact on the Trust's operations, including the handling of securities trades, pricing and account services. The Manager and Smith Barney have advised the Trust that they have been reviewing all of their computer systems and actively working on necessary changes to their systems to prepare for the year 2000 and expect that their systems will be compliant before that date. In addition, the Manager has been advised by the Trust's custodian, transfer agent and accounting service agent that they are also in the process of modifying their systems with the same goal. There can, however, be no assurance that the Manager, Smith Barney or any other service provider will be successful, or that interaction with other non-complying computer systems will not impair Trust services at that time.

PORTFOLIO TURNOVER

  Generally, a Portfolio, other than Small Capitalization Growth Investments and International Equity Investments, will not trade in securities for short-term profits but, when circumstances warrant, securities may be sold without regard to the length of time held. The Portfolios specified in the previous sentence may engage in active short-term trading to benefit from yield disparities among different issues of securities, to seek short-term profits during periods of fluctuating interest rates or for other reasons. Active trading will increase a Portfolio's rate of turnover, certain transaction expenses and the incidence of short-term capital gain taxable as ordinary income. An annual turnover rate of 100% would occur when all the securities held by the Portfolio are replaced one time during a period of one year.

  Increased portfolio turnover may result in greater brokerage commissions paid and in realization of net short-term capital gains which, when distributed, are taxed to shareholders (other than retirement plans) at ordinary income tax rates.

                            MANAGEMENT OF THE TRUST

BOARD OF TRUSTEES

  Overall responsibility for management and supervision of the Trust and the Portfolios rests with the Trust's Board of Trustees. The Trustees approve all significant agreements between the Trust and the persons and companies that furnish services to the Trust and the Portfolios, including agreements with the Trust's distributor, custodian, transfer agent, the Manager, Advisors and administrator. The Statement of Additional Information contains background information regarding each Trustee and executive officer of the Trust as well as the Portfolios' investment officers.

INVESTMENT MANAGER

  The Consulting Group, located at 222 Delaware Avenue, Wilmington, Delaware 19801, serves as the Trust's Manager. The Consulting Group is a division of MMC, a registered investment adviser whose principal executive offices are located at 388 Greenwich Street, New York, New York 10013. MMC is a wholly owned subsidiary of Salomon Smith Barney Holdings Inc. ("Holdings"), which is in turn a wholly owned subsidiary of Travelers Group Inc. ("Travelers").

  The Trust has entered into an investment management agreement (the "Management Agreement") with the Manager which, in turn, has entered into an advisory agreement ("Advisory Agreement") with each Advisor selected for the Portfolios. It is the Manager's responsibility to select, subject to the review and approval of the Board of Trustees, the Advisors who have distinguished themselves by able performance in their respective areas of expertise in asset management and to review their continued performance. Although the Manager does not serve as investment manager for any other registered investment company, the Manager and its related office, the Consulting Services Group of Smith Barney, have over 20 years of experience in evaluating investment advisers for individuals and institutional investors. As of November 30, 1997, MMC rendered advisory services with respect to assets with a value in excess of $85 billion.

  Subject to the supervision and direction of the Trust's Board of Trustees, the Manager provides to the Trust investment management evaluation services principally by performing initial due diligence on prospective Advisors for each Portfolio and thereafter monitoring Advisor performance through quantitative and qualitative analysis as well as periodic in-person, telephonic and written consultations with Advisors. In evaluating prospective Advisors, the Manager considers, among other factors, each Advisor's level of expertise; relative performance and consistency of performance over a minimum period of five years; level of adherence to investment discipline or philosophy; personnel, facilities and financial strength; and quality of service and client communications. The Manager has responsibility for communicating performance expectations and evaluations to Advisors and ultimately recommending to the Board of Trustees of the Trust whether Advisors' contracts should be renewed, modified or terminated. The Manager provides written reports to the Board of Trustees regarding the results of its evaluation and monitoring functions. The Manager is also responsible for conducting all operations of the Trust except those operations contracted to the Advisors, custodian, transfer agent or administrator.

  Each Portfolio pays the Manager a fee for its services that is computed daily and paid monthly based on the value of the average net assets of the Portfolio at a rate as follows: Government Money Investments, 0.15%; Intermediate Fixed Income Investments, 0.40%; Long-Term Bond Investment, 0.40%; Municipal Bond Investments, 0.40%; Mortgage Backed Investments, 0.50%; High Yield Investments, 0.70%; Balanced Investments, 0.60%; Large Capitalization Value Equity Investments, with respect to the portion of the portfolio managed by TBCAM, 0.60% and with respect to the balance allocated to Parametric, the Manager has agreed to waive fees so that the rate is 0.50% of the first $300 million and 0.45% thereafter; Large Capitalization Growth Investments, with respect to the portion of the portfolio managed by Provident, 0.60% and with respect to the balance allocated to PanAgora, the Manager has agreed to waive fees so that the rate is 0.50% of the first $300 million and 0.45% thereafter; Small Capitalization Value Equity Investments, with respect to the portion of the portfolio managed by NFJ, 0.80% and with respect to the balance allocated to BGI, the Manager has agreed to waive fees so that the rate is 0.45% of the first $200 million, 0.40% of the next $100 million and 0.35% thereafter; Small Capitalization Growth Investments, with respect to the portion managed by Berger Associates, WSA, WestPeak and Montgomery, 0.80% and with respect to the Balance allocated to Mellon, the Manager has agreed to waive fees so that the rate is 0.45% of the first $200 million, 0.40% of the next $100 million and 0.35% thereafter; International Equity Investments, with respect to the portion of the portfolio managed by Oechsle, 0.80% and with respect to the balance allocated to State Street, the Manager has agreed to waive fees so that the rate is 0.37%; International Fixed Income Investments, 0.50%; and Emerging Markets Equity Investments, 0.90%.

  The Manager in turn pays each Advisor a fee for its services provided to each Portfolio that is computed daily and paid monthly based on the value of the average net assets of the Portfolio at a rate as follows: Government Money Investments, 0.15%; Intermediate Fixed Income Investments, 0.20% of the first $500 million and 0.15% thereafter; Long-Term Bond Investments, 0.20%; Municipal Bond Investments, 0.20%; Mortgage Backed Investments, 0.25%; High Yield Investments, 0.45%; Balanced Investments, 0.30%; Large Capitalization Value Equity Investments, with respect to the portion of the portfolio managed by TBCAM, 0.30% and with respect to the balance allocated to Parametric, the rate is 0.20% of the first $300 million and 0.15% thereafter; Large Capitalization Growth Investments, with respect to the portion of the portfolio managed by Provident, 0.30% and with respect to the balance allocated to BGI, 0.02%; Small Capitalization Value Equity Investments, with respect to the portion of the portfolio managed by NFJ, 0.50% on the first $450 million and 0.45% thereafter; with respect to the portion managed by Babson, 0.50% of the first $100 million and 0.45% thereafter; and with respect to the balance allocated to Mellon, the rate is 0.06%; Small Capitalization Growth Investments, with respect to the portion of the Portfolio managed by Berger Associates, Montgomery, WestPeak and WSA, 0.50% and with respect to the balance allocated to Mellon, the rate is 0.06%; International Equity Investments, with respect to the portion of the portfolio managed by Oechsle, 0.50% and with respect to the balance allocated to State Street, the rate is 0.07%; International Fixed Income Investments, 0.25%; and Emerging Markets Equity Investments, 0.60%.

  Investors should be aware that the Manager may be subject to a conflict of interest when making decisions regarding the retention and compensation of particular Advisors. However, the Manager's decisions, including the identity of an Advisor and the specific amount of the Manager's compensation to be paid to the Advisor, are subject to review and approval by a majority of the Board of Trustees and separately by a majority of the Trustees who are not affiliated with the Manager or any of its affiliates.

  The Trust has received an exemption (the "Exemption") from certain provisions of the 1940 Act which would otherwise require the Manager to obtain formal shareholder approval prior to engaging and entering into investment advisory agreements with Advisors. The Exemption is based on, among other things: (1) the Manager will select, monitor, evaluate and allocate assets to, the Advisors and ensure that the Advisors comply with the relevant Portfolio's investment objective, policies and restrictions; (2) shares of the Portfolios relying on the Exemption will not be subject to any sales loads or redemption fees or other charges for redeeming shares; (3) the Trust will provide to shareholders certain information about a new Advisor and its investment advisory contract within 90 days of the engagement of a new Advisor; (4) the Trust will disclose in this Prospectus the terms of the Exemption; and (5) the Trustees, including a majority of the "non-interested" Trustees, must approve each investment advisory contract in the manner required under the 1940 Act. Any changes to the Management Agreement between the Trust and the Manager still require shareholder approval. In accordance with the terms of the Exemption, a majority of the shareholders of each Portfolio have approved the operation of the Trust in accordance with the Exemption.

  On April 6, 1998, Travelers announced that it had entered into a Merger Agreement with Citicorp. The transaction, which is expected to be completed during the third quarter of 1998, is subject to various regulatory approvals, including approval by the Federal Reserve Board. The transaction is also subject to approval by the stockholders of each of Travelers and Citicorp. Upon consummation of the merger, the surviving corporation would be a bank holding company subject to regulation under the Bank Holding Company Act of 1956 (the "BHCA"), the requirements of the Glass-Steagall Act and certain other laws and regulations. Although the effects of the merger of Travelers and Citicorp and compliance with the requirements of the BHCA and the Glass-Steagall Act are still under review, the Manager does not believe that its compliance with applicable law following the merger of Travelers and Citicorp will have a material adverse effect on its ability to continue to provide the Trust with the same level of investment advisory services that it currently receives.

ADVISORS

  The Advisors have agreed to the foregoing fees, which are generally lower than the fees they charge to institutional accounts for which they serve as investment adviser, and perform all administrative functions associated with serving in that capacity in recognition of the reduced administrative responsibilities they have undertaken with respect to the Portfolios. By virtue of the management, supervisory and administrative functions performed by the Manager and MMC, and the fact that Advisors are not required to make decisions regarding the allocation of assets among the major sectors of the securities markets, the Advisors serve in a sub-advisory capacity to the Portfolios. Subject to the supervision and direction of the Manager and, ultimately, the Board of Trustees, each Advisor's responsibilities are limited to managing the securities held by the Portfolio it serves in accordance with the Portfolio's stated investment objective and policies, making investment decisions for the Portfolio and placing orders to purchase and sell securities on behalf of the Portfolio.

  The following sets forth certain information about each of the Advisors:

  Standish, Ayer serves as Advisor to Intermediate Fixed Income Investments and Government Money Investments. Standish, Ayer is owned by 21 individuals, each of whom is an active employee of Standish, Ayer. No individual owns more than 20% of the voting securities of Standish, Ayer. Standish, Ayer has been registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act"), since 1940 and is also registered as a commodity trading adviser with the National Futures Association. Standish, Ayer provides investment advisory services to individual and institutional clients. As of September 30, 1997, Standish, Ayer had assets under management of approximately $36.7 billion. Standish, Ayer's principal executive offices are located at One Financial Center, Boston, Massachusetts 02111. Richard Doll has been a Vice President since joining the firm in November 1984 and a Director of Standish, Ayer since January 1, 1987 and has been responsible for the day-to-day management of Intermediate Fixed Income Investments since its inception. Prior to that time, he served as Vice President of Bank of New England. Jennifer Pline has been a Vice President of Standish, Ayer since January 4, 1990 and has been responsible for the day-to-day management of Government Money Investments since its inception. She completed her MBA at Boston College in 1987 and then joined Standish, Ayer.

  National Asset Mgmt. serves as Advisor to Long-Term Bonds Investments. National Asset Mgmt. has been a registered investment adviser under the Advisers Act since 1979 and provides investment advisory services primarily to institutions such as charitable trusts and pensions plans. As of September 30, 1997, National Asset Mgmt. had assets under management of $8.0 billion. National Asset Mgmt.'s principal executive offices are located at 101 South Fifth Street, Louisville, Kentucky. Michael C. Heyman, a principal with the firm, is responsible for the day-to-day management of Long-Term Bond Investments.

  Smith Affiliated serves as Advisor to Municipal Bond Investments. Of the outstanding voting securities of Smith Affiliated, 80% is owned by Robert G. Smith, CEO and President of Smith Affiliated. Smith Affiliated has been a registered investment adviser under the Advisers Act since April 1982, serving as investment advisor to individuals and institutions. As of September 30, 1997, Smith Affiliated had assets under management of approximately $800 million. Smith Affiliated's principal executive offices are located at 880 Third Avenue, New York, New York 10022. John Pandolfino, Vice President, has been a Portfolio Manager of Smith Affiliated since 1989 and, with Tom Morrison, Portfolio Analyst, is responsible for the day-to-day management of Municipal Bond Investments.

  Atlantic Analytics serves as Advisor to Mortgage Backed Investments. Registered as an investment adviser under the Advisers Act since 1984, Atlantic Analytics is controlled by J. Anthony Huggins and Jon M. Knight, each a principal of Atlantic Analytics. Atlantic Analytics serves as an investment adviser to institutional investors including banks, insurance companies, foundations and tax-exempt funds. As of September 30, 1997, Atlantic Analytics and International Portfolio Analytics Ltd., an affiliate of Atlantic Analytics, had assets under management exceeding $2.5 billion. Atlantic Analytic's principal executive offices are located at 201 East Pine Street, Suite 600, Orlando, Florida 32801. A team management approach is employed for the management of Mortgage Backed Investments. The investment management committee is comprised of the department heads of Trading, Structuring and Portfolio Administration and is responsible for the portfolio management process. The risk management committee comprised of the Firm's two principals, is responsible for oversight.

  Alliance Capital serves as Advisor to High Yield Investments. Alliance Capital is an international investment manager with assets under management as of March 31, 1998 totaling approximately $248 billion. Alliance Capital's clients are primarily major corporate benefit funds, public employee retirement systems, investment companies, foundations and endowment funds. Alliance Capital Management Corporation ("ACMC") is the general partner of Alliance Capital. As of December 31, 1997, The Equitable Life Assurance Society of the United States ("Equitable"), ACMC and Equitable Capital Management Corporation ("ECMC") were the beneficial owners of approximately 57.0% of the outstanding units of Alliance Capital. ACMC, ECMC and ACMC, Inc. are wholly owned subsidiaries of Equitable. Equitable, a New York life insurance company, had total assets as of December 31, 1997 of approximately $82 billion. Equitable is a wholly owned subsidiary of The Equitable Companies Incorporated, a Delaware corporation ("ECI"). As of December 31, 1997, AXA-UAP, a French insurance holding company, owned approximately 59% of the issued and outstanding shares of the common stock of ECI. Nelson R. Jantzen and Sheryl A. Rothman are primarily responsible for the day-to-day management of High Yield Investments. Mr. Jantzen, a Senior Vice President and Co-Head of the High Yield Group, has been with Alliance Capital for 25 years. Ms. Rothman is a Vice President and Portfolio Manager and has been with Alliance Capital for 13 years.

  Palley-Needelman serves as Advisor to Balanced Investments. The outstanding shares of capital stock of Palley-Needelman are owned by Roger B. Palley and Chet J. Needelman. Palley-Needelman, the predecessor of which has been registered as an investment adviser under the Advisers Act since 1974, provides investment advisory services to individuals and institutions, including retirement plans, foundations and endowments. As of September 30, 1997, Palley-Needelman had assets under management of approximately $4.9 billion. Palley-Needelman's principal executive offices are located at 800 Newport Center Drive, Suite 450, Newport Beach, California 92660. Roger Palley has been the President of Palley-Needelman since 1985 and has been responsible for the day-to-day management of Balanced Investments since its commencement of operations on February 16, 1993.

  TBCAM serves as an Advisor to Large Capitalization Value Equity Investments. Registered as an investment advisor under the Advisers Act since 1970, TBCAM is a wholly owned indirect subsidiary of Mellon Bank Corporation. As of September 30, 1997, TBCAM had assets under management of approximately $21.3 billion. TBCAM's principal executive offices are located at One Boston Place, Boston, Massachusetts. Robert J. Eastman has been a Vice President of TBCAM since 1991 and has been responsible for the day-to-day management of Large Capitalization Value Equity Investments since December 31, 1996. Prior to joining TBCAM in 1991, Mr. Eastman served as a Portfolio Manager/Quantitative Analyst with Trinity Investment Management Corp.

  Parametric also serves as an Advisor to Large Capitalization Value Equity Investments. Parametric is an investment management firm organized as a general partnership. Parametric is the successor to Parametric Portfolio Associates, Inc., formerly a wholly owned subsidiary of Pacific Financial Asset Management Corporation ("PFAMCo"), which became a subsidiary partnership of PIMCO Advisors L.P. on November 15, 1994 as a part of the consolidation of the investment advisory and other businesses of PFAMCo and certain of its subsidiaries with Thomson Advisory Group L.P. ("Consolidation"). The consolidation closed in November 1994. Parametric has two partners, PIMCO Advisors as the supervisory partner, and Parametric Management, Inc. as the managing partner. Parametric Portfolio Associates, Inc., the predecessor to Parametric, commenced operations in 1987. Parametric is a registered investment adviser and as of October 31, 1997 had assets under management of $2.5 billion. Parametric's principal executive offices are located at 7310 Columbia Center, 701 Fifth Avenue, Seattle, Washington 98104. David Stein and Linda Mauzy are primarily responsible for the day-to-day management of those assets of the Portfolio allocated to Parametric for management. Mr. Stein has been a Managing Director with Parametric since 1996. Ms. Mauzy has been a Portfolio Manager with Parametric or its predecessor since 1988.

  Provident serves as Advisor to Large Capitalization Growth Investments. Registered as an investment adviser under the Advisers Act since 1951, Provident is a wholly owned subsidiary of UAM. Provident provides investment advisory services to individual and institutional clients. As of September 30, 1997, Provident had assets under management of approximately $21.5 billion. Provident's principal executive offices are located at 300 North Lake Avenue, Pasadena, California 91101. Thomas J. Condon is a managing director of Provident and has been with Provident for thirteen years. Paula B. Blacher, CFA, has been a Vice President of Provident, and has been responsible for the day-to-day management of Large Capitalization Growth Incorporated Investments, since November 1991. Prior to that time, she served as a Portfolio Manager of Provident.

  NFJ serves as an Adviser to Small Capitalization Value Equity Investments. NFJ is an investment management firm organized as a general partnership. NFJ is the successor to NFJ Investment Group, Inc., formerly a wholly owned subsidiary of PFAMCo, which became a subsidiary partnership of PIMCO Advisors as a part of the Consolidation described above. NFJ has two partners, PIMCO Advisors as the supervisory partner, and NFJ Management, Inc. as the managing partner. NFJ Investment Group, Inc., the predecessor to NFJ, commenced operations in 1989. NFJ is registered with the SEC as an investment advisor and, as of October 31, 1997, had assets under management of approximately $2.2 billion. NFJ's principal executive offices are located at 2121 San Jacinto Street, Suite 1440, Dallas, Texas 75201. Since June 1996, Benno Fischer and Paul Magnuson have shared the day-to-day management of those assets allocated to NFJ. Mr. Fischer has been a Managing Director and Portfolio Manager of NFJ or its predecessors since January, 1989 and has been responsible for the day-to-day management of those assets of the Portfolio allocated to NFJ or its predecessor for management since August 1, 1993, the date on which NFJ's predecessor began serving as an Advisor to the Portfolio. Mr. Magnuson has been a Senior Research Analyst and Portfolio Manager since he joined NFJ in August, 1992. Prior to that time, Mr. Magnuson was a Portfolio Manager at NationsBank.

  Babson also serves as an Adviser to Small Capitalization Value Equity Investments. Babson, a subsidiary of Mass Mutual Holding Company, has been in the investment advisory business since 1990 and has assets under management as of March 31, 1998, of $20 billion. Babson's executive offices are located at One Memorial Drive, Cambridge, Massachusetts 02142-1300. Peter C. Schliemann is primarily responsible for the day-to-day management of these assets allocated to Babson. Mr. Schliemann has been a portfolio manager with Babson since 1979.

  BGI also serves as an Adviser to Large Capitalization Growth Investments. BGI is a wholly-owned subsidiary of Barclays Bank PLC. As of August 31, 1997, BGI was responsible for managing or providing investment advice for assets exceeding $482 billion represented in part by other open-end management investment companies. BGI's principal executive offices are located at 45 Fremont Street, San Francisco, California 94105. BGI uses a team-management approach to manage indexed portfolios. The investment group of BGI is responsible for the day-to-day management of those assets of the Portfolio allocated to BGI.

  Mellon serves as an Advisor to Small Capitalization Growth Investments and Small Capitalization Value Equity Investments. Mellon is a wholly owned subsidiary of MBC Investment Corporation, which itself is a subsidiary of Mellon Bank. Mellon is a professional counseling firm which manages diversified stock and bond portfolios for institutional clients. As of September 30, 1997, Mellon had assets under management exceeding $66 billion. Mellon's principal executive offices are located at 595 Market Street, Suite 3000, San Francisco, California 94105. Mellon uses a team-management approach to manage indexed portfolios. The investment group of Mellon will be responsible for the day-to-day management of those assets of the Portfolio allocated to Mellon.

  Berger Associates also serves as an Advisor to Small Capitalization Growth Investments. Registered as an investment adviser since 1973, Berger Associates is a majority owned subsidiary of Kansas City Southern Industries, Inc. Berger Associates provides investment advisory services to various mutual funds, and other institutional investors, and as of October 31, 1997, had assets under management of approximately $3.9 billion. Berger Associate's principal executive offices are located at 210 University Blvd., Suite 900, Denver, Colorado 80206. William Keithler is primarily responsible for the day-to-day management of the portion of the Portfolio's assets allocated to Berger Associates. Mr. Keithler has been with Berger Associates since 1993. Prior to that time, he served as Senior Vice President of INVESCO Trust Co.

  WSA also serves as an Advisor to Small Capitalization Growth Investments. Registered as an investment adviser since October 1987, WSA is wholly owned by its employees. WSA provides investment advisory services to various institutional clients and as of September 30, 1997, had assets under management of approximately $1.5 billion. WSA's executive office is located at 1200 Prospect Street, Suite 100, La Jolla, California 92037. William Jeffery III, the President of WSA along with Kenneth F. McCain and Richard S. Coons are primarily responsible for the day-to-day management of the portion of the Portfolio's assets allocated to WSA. Messrs. Jeffery and McCain are founding partners of the firm, having worked together since 1974. Mr. Coons joined the firm in 1989.

  Westpeak also serves as an Advisor of Small Capitalization Growth Investments. Registered as an investment advisor since July 1991, Westpeak is a wholly-owned subsidiary of New England Investment Companies, L.P. Westpeak provides investment advisory services primarily to various institutional clients; and as of October 31, 1997, had assets under management of approximately $2.5 billion. Westpeak's principal executive offices are located at 1011 Walnut Street, Suite 400, Boulder, Colorado 80302. Gerald H. Scriver is President and CEO and a Portfolio Manager at Westpeak and is responsible for the day-to-day management of the assets of Small Capitalization Growth Investments allocated to Westpeak. Mr. Scriver has been President and CEO of Westpeak since its inception in 1991.

  Montgomery also serves as Advisor to Small Capitalization Growth Investments. Montgomery, a Delaware limited liability company, is a subsidiary of Commerzbank AG. Montgomery was formed in 1997 as an investment advisor registered with the SEC under the Advisers Act. On July 31, 1997, Montgomery Asset Management, L.P. completed the sale of substantially all of its assets to Montgomery. Montgomery Asset Management, L.P. had been registered as an investment advisor since 1990. As of September 30, 1997, Montgomery had assets under management of approximately $10 billion from individuals and institutions. Montgomery's principal offices are located at 101 California Street, San Francisco, CA 94111. Andrew Pratt, portfolio manager and principal, is responsible for the day-to-day management of Small Capitalization Growth Investments.

  Oechsle serves as an Advisor to International Equity Investments. Oechsle Group, L.P., a Delaware limited partnership, is the sole General Partner of Oechsle. Oechsle's business consists exclusively of global investment management services. The General Partners of Oechsle Group, L.P., are individuals who also serve as officers of Oechsle. The General Partners are:
Walter Oechsle; L. Sean Roche; Singleton Dewey Keesler, Jr.; Stephen Langer; Steven Schaefer; Warren Walker; and Andrew Parlin. Oechsle has been a registered investment adviser under the Advisers Act since 1986. Oechsle provides investment advisory services to individual and institutional clients. As of October 31, 1997, Oechsle had assets under management of approximately $9.5 billion. Oechsle's principal executive offices are located at One International Place, Boston, Massachusetts 02110. Walter Oechsle is the Managing General Partner and a Portfolio Manager of Oechsle, and has been responsible for the day-to-day management of those assets of International Equity Investments allocated to Oechsle, since November 1991. Mr. Oechsle has been Managing General Partner of Oechsle since its inception in 1986. In addition, since November 1997, Kathleen Harris has shared responsibility for the day-to-day management of those assets allocated to Oechsle. Ms. Harris has been employed by Oechsle since January 1995. Prior to her employment with Oechsle, she was Portfolio Manager and Investment Director for the State of Wisconsin Investment Board, where she managed international equity assets. Mr. Oechsle and Ms. Harris manage the assets with the assistance of Oechsle's entire investment team, which contributes to country asset allocations, stock selection, and currency decisions.

  State Street serves as an Advisor to International Equity Investments. State Street is a division of State Street Bank and Trust Company. State Street provides investment advisory services to a wide variety of institutional clients world-wide and, as of June 30, 1997, had assets under management of approximately $314 billion. State Street's principal executive offices are located at Two International Place, Boston, Massachusetts 02110. Peter G. Leahy and Eric Brandhorst are primarily responsible for the day-to-day management of State Street's portion of International Equity Investments. Mr. Leahy has been with State Street since 1991 and Mr. Brandhorst has been with State Street since 1994. Prior to 1991, Mr. Leahy was a Portfolio Manager at Bankers Trust Investment Management. Prior to 1994, Mr. Brandhorst was an Analyst with Wellington Management Co.

  Julius Baer serves as Advisor to International Fixed Income Investments. Julius Baer is a majority owned subsidiary of Julius Baer Securities Inc., a registered broker-dealer and investment adviser, which in turn is a wholly owned subsidiary of Baer Holding Ltd. Julius Baer Securities Inc. owns 93% of the outstanding stock of Julius Baer and 7% is owned by three employees. Julius Baer has been registered as an investment adviser under the Advisers Act since April 1983. Directly and through Julius Baer Securities Inc., Julius Baer provides investment management services to a wide variety of individual and institutional clients, including registered investment companies. As of October 31, 1997, Julius Baer had assets under management of approximately $4.8 billion and Julius Baer Securities Inc. had assets under management of approximately $181 million. Julius Baer's principal executive offices are located at 330 Madison Avenue, New York, New York 10017. Edward Dove, a Director of Fixed-Income and Portfolio Manager of Julius Baer, has been employed by Julius Baer since 1992, and has been responsible for the day-to-day management of International Fixed Income Investments since that time. Prior to that time, he was employed as a fixed-income manager by Chemical Global Investors Limited in London.

  Govett serves as Advisor for Emerging Markets Equity Investments. Govett was organized in the 1920's and is registered under the Advisers Act. With its principal office for North American operations at 250 Montgomery Street, San Francisco, California 94104, Govett is a majority-owned subsidiary of Allied Irish Bank PLC, a financial services company. Govett's sole business is the provision of investment advice and services on behalf of institutions, private clients, investment trusts and open-ended funds. As of September 30, 1997, Govett had approximately $5.7 billion in assets under management. Rachael Maunder is primarily responsible for the day-to-day management of the Portfolio's assets. Ms. Maunder has been a Manager of emerging markets funds of Govett since 1991. Prior to that time, she served as Assistant Director of Invesco Management in London.

ADMINISTRATOR

  MMC serves as the Trust's administrator and generally oversees all aspects of the Trust's administration and operations. MMC provides investment management and administration services to investment companies that had aggregate assets under management as of November 30, 1997, in excess of $85 billion. Each Portfolio pays MMC a fee for these services that is computed daily and paid monthly at the annual rate of 0.20% of the value of the Portfolio's average daily net assets.

EXPENSES OF THE PORTFOLIOS

  Each Portfolio bears its own expenses, which generally include all costs not specifically borne by the Manager, the Advisors, and MMC. Included among a Portfolio's expenses are: costs incurred in connection with the Portfolio's organization; investment management and administration fees; fees for necessary professional and brokerage services; fees for any pricing service; the costs of regulatory compliance; and costs associated with maintaining the Trust's legal existence and shareholder relations. The Trust's agreement with the Manager provides that it will reduce its fees to a Portfolio to the extent required by applicable state laws for certain expenses that are described in the Statement of Additional Information.

PORTFOLIO TRANSACTIONS

  To the extent consistent with applicable provisions of the 1940 Act and the rules and exemptions adopted by the SEC under the 1940 Act, the Board of Trustees of the Trust has determined that transactions for a Portfolio may be executed through Smith Barney and other affiliated broker-dealers if, in the judgment of the Advisor, the use of an affiliated broker-dealer is likely to result in price and execution at least as favorable as those of other qualified broker-dealers.

                               PURCHASE OF SHARES

GENERAL

  Purchases of shares of a Portfolio through an Advisory Service must be made through a brokerage account maintained with Smith Barney. Payment for Portfolio shares must be made by check directly to Smith Barney or to a broker that clears securities transactions through Smith Barney (an "Introducing Broker"). No brokerage account or inactivity fee is charged in connection with a brokerage account through which an investor purchases shares of a Portfolio.

  Shares of the Portfolios are available exclusively to participants in Advisory Services and are generally designed to relieve investors of the burden of devising an asset allocation strategy to meet their individual needs as well as selecting individual investments within each asset category among the myriad choices available. Advisory Services generally provide investment advice in connection with investments among the Portfolios by identifying the investor's risk tolerances and investment objectives through evaluation of an investment questionnaire; identifying and recommending in writing an appropriate allocation of assets among the Portfolios that conform to those tolerances and objectives in a written recommendation; and providing on a periodic basis, a written monitoring report to the investor containing an analysis and evaluation of an investor's account and recommending any appropriate changes in the allocation of assets among the Portfolios. Usually under an Advisory Service, all investment decisions ultimately rest with the investor and investment discretion is not given to the investment adviser.

  Under an Advisory Service an investor typically pays a periodic fee at rates that may vary based upon a variety of factors. Currently the maximum annual rate for assets invested in the Portfolios under a Smith Barney Advisory Service is 1.50%. The fee may be paid either by redemption of Portfolio shares or by separate payment. This fee may be reduced or waived at various levels of assets, for participation by employees of Travelers and its subsidiaries and for participation by certain individual retirement accounts, retirement plans for self-employed individuals and employee benefit plans subject to the Employee Retirement

Income Security Act of 1974, as amended (collectively "Plans"). Advisory Services may provide different services than those described above and, accordingly, fees may be subject to negotiation. Fees may differ based upon a number of factors, including, but not limited to, the type of account, the size of the account, the amount of Advisory Service assets and the number and range of supplemental advisory services to be provided under the Advisory Service. Financial Consultants receive a portion of any fee paid in consideration of providing services to clients participating in a Smith Barney Advisory Service.

  Investors should be aware that through Smith Barney Advisory Services the Consulting Group serves as investment adviser to each participant in such service and receives a fee from each participant that does not vary based on the Portfolios recommended for the participant's investments. At the same time, the Consulting Group serves as the Trust's Manager with responsibility for identifying, retaining, supervising and compensating each Portfolio's Advisor and receives a fee from each Portfolio. The portion of such fee that is retained by the Manager varies based on the Portfolio involved. Consequently, the Consulting Group, when making asset allocation recommendations for participants in Smith Barney Advisory Services, may be presented with a conflict of interest as to the specific Portfolios recommended for investment. The Consulting Group, however, is subject to and intends to comply fully with standards of fiduciary duty that require that it act solely in the best interest of the participant when making investment recommendations.

  Other Advisory Services. Shares of the Portfolios are also available for purchase by or for the benefit of clients of certain investment advisers as a means of implementing asset allocation recommendations based on an investor's investment objectives and risk tolerances. In order to qualify to purchase shares on behalf of its clients, the investment adviser must be approved by the Consulting Group. Investors purchasing shares through investment advisory services other than Smith Barney Advisory Services may bear different fees for different levels of services as agreed upon with the investment advisers offering the programs. Investment advisers interested in utilizing the Portfolios for the purposes described above should call (302) 888-4104.

  Payment for shares of the Trust is due at Smith Barney or at an Introducing Broker no later than the third business day after the order is placed (the "Settlement Date"). Investors who make payment prior to the Settlement Date may permit the payment to be held in their brokerage accounts or may designate a temporary investment (such as a money market fund) for the payment until the Settlement Date. When an investor makes payment before the Settlement Date, the funds will be held as a free credit balance in the investor's brokerage account and Smith Barney will benefit from the temporary use of the funds. If the investor instructs Smith Barney to invest the funds in a Smith Barney money market fund, the amount of the investment will be included as part of the average daily net assets of both the Portfolio and the Smith Barney money market fund. Affiliates of Smith Barney that serve these funds in an investment advisory or administrative capacity will benefit by receiving fees from both of the funds, computed on the basis of their average daily net assets. The Board of Trustees has been advised of the benefits to Smith Barney resulting from these settlement procedures and will take these benefits into consideration when reviewing the Management Agreement, the Advisory Agreements and the Administration Agreement.

  Systematic Investment Plan. The Trust offers shareholders a Systematic Investment Plan under which shareholders may authorize Smith Barney to place a purchase order each month or quarter for Portfolio shares in an amount not less than $100 per month or quarter. The purchase price is paid automatically from cash held in the shareholder's Smith Barney brokerage account, through the automatic redemption of the shareholder's shares of a Smith Barney money market fund, or through the liquidation of other securities held in the investor's Smith Barney brokerage account. If an investor's assets are held in a Smith Barney FMA(R) account, the shareholder may arrange for pre-authorized automatic fund transfers, on a regular basis, from the shareholder's bank account to the shareholder's FMA account. Shareholders may utilize this service in conjunction with the Systematic Investment Plan to facilitate regular Advisory Service investments. For further information regarding the Systematic Investment Plan, the FMA account or the automatic funds transfer service, shareholders should contact their Financial Consultants.

  Minimum Investment. The minimum initial investment in the Trust is $10,000 and the minimum investment in any individual Portfolio is $100. There is no minimum subsequent investment. Smith Barney Advisory Service accounts for employees of Smith Barney, accounts of their immediate families and individual retirement accounts and certain employee benefit plans for those persons will be subject to a $5,000 minimum investment. The Trust reserves the right at any time to vary the initial and subsequent investment minimums.

  Purchase orders for shares of a Portfolio received by Smith Barney or by an Introducing Broker prior to the close of regular trading on the New York Stock Exchange, Inc. (the "NYSE") (currently 4:00 p.m., New York time) on any day that a Portfolio's net asset value is calculated are priced according to the net asset value determined on that day. Purchase orders received after the close of the NYSE are priced as of the time the net asset value per share is next determined. See "Net Asset Value" below for a description of the times at which a Portfolio's net asset value per share is determined.

                              REDEMPTION OF SHARES

REDEMPTIONS IN GENERAL

  Shares of a Portfolio may be redeemed at no charge on any day that the Portfolio calculates its net asset value as described below under "Net Asset Value." Redemption requests received in proper form prior to the close of regular trading on the NYSE will be effected at the net asset value per share determined on that day. Redemption requests received after the close of regular trading on the NYSE will be effected at the net asset value next determined. A Portfolio is required to transmit redemption proceeds for credit to the shareholder's account at Smith Barney or at an Introducing Broker at no charge within seven days after receipt of a redemption request. Generally, these funds will not be invested for the shareholder's benefit without specific instruction and the Introducing Broker will benefit from the use of temporarily uninvested funds. A shareholder who pays for Portfolio shares by personal check will be credited with the proceeds of a redemption of those shares when the purchase check has been collected, which may take up to 15 days or more. Shareholders who anticipate the need for more immediate access to their investment should purchase shares with Federal funds or bank wire or by a certified or cashier's check. Redemption proceeds held by investors either in the form of uninvested cash balances in their Smith Barney brokerage accounts or as unnegotiated checks from the Transfer Agent will generally not earn any income for those investors, who should discuss alternative investments with their Financial Consultants or other advisers.

  Redemption requests may be given to Smith Barney or to an Introducing Broker. Smith Barney or the Introducing Broker will transmit all properly received redemption requests to the Transfer Agent. In order to be effective, a redemption request of a shareholder other than an individual may require the submission of documents commonly required to assure the safety of a particular account. A redemption request received by Smith Barney or an Introducing Broker will be deemed to have been received by the Transfer Agent for purposes of determining the time when the redemption becomes effective.

  Each investor's investment advisory agreement with the Consulting Group relating to participation in a Smith Barney Advisory Service provides that, absent separate payment by the participant, fees charged by the Manager pursuant to that agreement may be paid through automatic redemptions of a portion of the participant's account. Termination of a Smith Barney Advisory Service account must be effected by a redemption order for the participant's entire Trust account.

  Automatic Cash Withdrawal Plan. The Trust offers shareholders an automatic cash withdrawal plan, under which shareholders who own shares with a value of at least $10,000 may elect to receive cash payments of at least $100 monthly or quarterly. The withdrawal plan will be carried over on exchanges between Portfolios of the Trust. For further information regarding the automatic cash withdrawal plan, shareholders should contact a Financial Consultant.

INVOLUNTARY REDEMPTIONS

  Due to the relatively high cost of maintaining small accounts, the Trust may redeem an account having a current value of $7,500 or less as a result of redemptions, but not as a result of a fluctuation in a Portfolio's net asset value or redemptions to pay the Smith Barney Advisory Service fees, after the shareholder has been given at least 30 days in which to increase the account balance to more than that amount. Proceeds of an involuntary redemption will be deposited in the shareholder's brokerage account unless Smith Barney is instructed to the contrary. Investors should be aware that involuntary redemptions may result in the liquidation of Portfolio holdings at a time when the value of those holdings is lower than the investor's cost of the investment or may result in the realization of taxable capital gains.

                                NET ASSET VALUE

  Each Portfolio's net asset value per share is calculated by MMC on each day, Monday through Friday, except on days on which the NYSE is closed. The NYSE is currently scheduled to be closed on New Year's Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday when one of those holidays falls on a Saturday or on the subsequent Monday when one of those holidays falls on a Sunday.

  Net asset value per share is determined for each of the Portfolios as of the close of trading on the NYSE and is computed by dividing the value of a Portfolio's net assets by the total number of its shares outstanding. Generally, a Portfolio's investments are valued at market value or, in the absence of a market value, at fair value as determined by or under the direction of the Board of Trustees.

  Securities that are primarily traded on foreign exchanges are generally valued for purposes of calculating a Portfolio's net asset value at the preceding closing values of the securities on their respective exchanges, except that, when an occurrence subsequent to the time a value was so established is likely to have changed that value, the fair market value of those securities will be determined by consideration of other factors by or under the direction of the Board of Trustees. A security that is primarily traded on a domestic or foreign stock exchange is valued at the last sale price on that exchange or, if no sales occurred during the day, at the current quoted bid price. All portfolio securities held by Government Money Investments and short-term dollar-denominated investments of the other Portfolios that mature in 60 days or less are valued on the basis of amortized cost (which involves valuing an investment at its cost and, thereafter, assuming a constant amortization to maturity of any discount or premium, regardless of the effect of fluctuating interest rates on the market value of the investment) when the Board of Trustees has determined that amortized cost represents fair value. An option that is written by a Portfolio is generally valued at the last sale price or, in the absence of the last sale price, the last offer price. An option that is purchased by the Portfolio is generally valued at the last sale price or, in the absence of the last sale price, the last bid price. The value of a futures contract is equal to the unrealized gain or loss on the contract that is determined by marking the contract to the current settlement price for a like contract on the valuation date of the futures contract. A settlement price may not be used if the market makes a limit move with respect to a particular futures contract or if the securities underlying the futures contract experience significant price fluctuations after the determination of the settlement price. When a settlement price cannot be used, futures contracts will be valued at their fair market value as determined by or under the direction of the Board of Trustees.

  All assets and liabilities initially expressed in foreign currency values will be converted into U.S. dollar values at the mean between the bid and offered quotations of the currencies against U.S. dollars as last quoted by a recognized dealer. If the bid and offered quotations are not available, the rate of exchange will be determined in good faith by the Board of Trustees. In carrying out the Board's valuation policies, MMC may consult with an independent pricing service retained by the Trust. Further information regarding the Portfolios' valuation policies is contained in the Statement of Additional Information.

                               EXCHANGE PRIVILEGE

  Shares of a Portfolio may be exchanged without payment of any exchange fee for shares of another Portfolio at their respective net asset values. Portfolio shares are not exchangeable with shares of other Smith Barney Mutual Funds.

  An exchange of shares is treated for federal income tax purposes as a redemption (sale) of shares given in exchange by the shareholder, and an exchanging shareholder may, therefore, realize a taxable gain or loss in connection with the exchange. Shareholders exchanging shares of a Portfolio for shares of another Portfolio should review the disclosure provided herein relating to the exchanged-for shares carefully prior to making an exchange. The exchange privilege is available to shareholders residing in any state in which Portfolio shares being acquired may be legally sold.

  Although the exchange privilege is an important benefit, excessive exchange transactions can be detrimental to a Portfolio's performance and its shareholders. The Manager may determine that a pattern of frequent exchanges is excessive and contrary to the best interests of a Portfolio's other shareholders. In this event, the Trust may, at its discretion, decide to limit additional purchases and/or exchanges by the shareholder. Upon such a determination, the Trust will provide notice in writing or by telephone to the shareholder at least 15 days prior to suspending the exchange privilege and during the 15-day period the shareholder will be required to (a) redeem his or her shares in the Portfolio or (b) remain invested in the Portfolio or exchange into any of the other Portfolios, which position the shareholder would expect to maintain for a significant period of time. All relevant factors will be considered in determining what constitutes an abusive pattern of exchanges.

  For further information regarding the exchange privilege, investors should contact their Financial Consultants. The Trust reserves the right to reject any exchange request and the exchange privilege may be modified or terminated after 60 days' written notice to shareholders.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS

  Net investment income (i.e., income other than long- and short-term capital gains) and net realized long- and short-term capital gains will be determined separately for each Portfolio. Dividends derived from net investment income and distributions of net realized long- and short-term capital gains paid by a Portfolio to a shareholder will be automatically reinvested (at current net asset value) in additional shares of that Portfolio (which will be deposited in the shareholder's account) unless the shareholder instructs the Trust, in writing, to pay all dividends and/or distributions in cash. Dividends attributable to substantially all the net investment income of Government Money Investments will be declared daily and paid monthly. Shareholders of that Portfolio receive dividends from the day following the purchase up to and including the date of redemption. Dividends attributable to the net investment income of Intermediate Fixed Income Investments, Long-Term Bond Investments, Mortgage Backed Investments, Municipal Bond Investments, Balanced Investments, High Yield Investments, and International Fixed Income Investments are declared and paid monthly. Dividends attributable to the net investment income of the remaining Portfolios are declared and paid at least annually. Distributions of any net realized long-term and short-term capital gains earned by a Portfolio will be made annually.

TAXES

  As each Portfolio is treated as a separate entity for federal income tax purposes, the amounts of net investment income and net realized capital gains subject to tax will be determined separately for each Portfolio (rather than on a Trust-wide basis).

  Each Portfolio separately has qualified and intends to qualify each year as a regulated investment company for federal income tax purposes. The requirements for qualification will cause each of the Portfolios to maintain a diversified asset portfolio.

  A regulated investment company will not be subject to federal income tax on its net investment income and its capital gains that it distributes to shareholders, so long as it meets certain overall distribution requirements and other conditions under the Code. Each Portfolio intends to satisfy these overall distribution requirements and any other required conditions. In addition, each Portfolio is subject to a 4% nondeductible excise tax measured with respect to certain undistributed amounts of ordinary income and capital gains. The Trust intends to have each Portfolio pay additional dividends and make additional distributions as are necessary in order to avoid application of the excise tax, if such payments and distributions are determined to be in the best interest of the Portfolio's shareholders. Dividends declared by a Portfolio in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by the Portfolio not later than such December 31 provided that such dividend is actually paid by the Portfolio during January of the following year.

  Dividends derived from a Portfolio's taxable net investment income and distributions of a Portfolio's net realized short-term capital gains (including short-term gains from investments in tax exempt obligations) will be taxable to shareholders as ordinary income for federal income tax purposes, regardless of how long shareholders have held their Portfolio shares and whether the dividends or distributions are received in cash or reinvested in additional shares. Distributions of net realized long-term capital gains (including long-term gains from investments in tax exempt obligations) will be taxable to shareholders as long-term capital gains for federal income tax purposes, regardless of how long a shareholder has held his Portfolio shares and whether the distributions are received in cash or reinvested in additional shares. Distributions of capital gains paid by all the Portfolios will not qualify for the dividend received deduction for corporations; however, dividends paid by a Portfolio, to the extent derived from dividends attributable to certain types of stock issued by U.S. corporations, will qualify for the dividend received deduction for corporations. Some states, if certain asset and diversification requirements are satisfied, permit shareholders to treat their portions of a Portfolio's dividends that are attributable to interest on U.S. Treasury securities and certain U.S. Government Securities as income that is exempt from state and local income taxes. Dividends attributable to repurchase agreement earnings are, as a general rule, subject to state and local taxation.

  Dividends paid by Municipal Bond Investments that are derived from interest earned on qualifying tax-exempt obligations are expected to be "exempt-interest" dividends that shareholders may exclude from their gross incomes for federal income tax purposes if the Portfolio satisfies certain asset percentage requirements. To the extent that the Portfolio invests in bonds, the interest on which is a specific tax preference item for federal income tax purposes ("AMT-Subject Bonds"), any exempt-interest dividends derived from interest on AMT-Subject Bonds will be a specific tax preference item for purposes of the federal individual and corporate alternative minimum taxes. In any event, all exempt-interest dividends will be a component of the "current earnings" adjustment item for purposes of the federal corporate alternative minimum income tax.

  Net investment income or capital gains earned by the Portfolios investing in foreign securities may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries that entitle the Portfolios to a reduced rate of tax or exemption from tax on this related income and gains. It is impossible to determine the effective rate of foreign tax in advance since the amount of these Portfolios' assets to be invested within various countries is not known. The Portfolios intend to operate so as to qualify for treaty-reduced rates of tax where applicable. Furthermore, if a Portfolio qualifies as a regulated investment company and if more than 50% of the value of the Portfolio's assets at the close of the taxable year consists of stocks or securities of foreign corporations, the Portfolio may elect, for U.S. federal income tax purposes, to treat foreign income taxes paid by the Portfolio that can be treated as income taxes under U.S. income tax principles as paid by its shareholders. The Trust anticipates that

International Equity Investments and Emerging Markets Equity Investments will qualify for and make this election in most, but not necessarily all, of its taxable years. If a Portfolio were to make an election, an amount equal to the foreign income taxes paid by the Portfolio would be included in the income of its shareholders and the shareholders would be entitled to credit their portions of this amount against their U.S. tax liabilities, if any, or to deduct such portions from their U.S. taxable income, if any. Shortly after any year for which it makes an election, a Portfolio will report to its shareholders, in writing, the amount per share of foreign tax that must be included in each shareholder's gross income and the amount which will be available for deduction or credit. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Certain limitations will be imposed on the extent to which the credit (but not the deduction) for foreign taxes may be claimed.

  As noted above, shareholders, out of their own assets, will pay an Advisory Service fee. For most shareholders who are individuals, this fee will be treated as a "miscellaneous itemized deduction" for federal income tax purposes. Under current federal income tax law, an individual's miscellaneous itemized deductions for any taxable year shall be allowed as a deduction only to the extent that the aggregate of these deductions exceeds 2% of adjusted gross income. Such deductions are also subject to the general limitation on itemized deductions for individuals having, in 1997, adjusted gross income in excess of $121,200 ($60,600 for married individuals filing separately).

  Statements as to the tax status of each shareholder's dividends and distributions are mailed annually. Shareholders will also receive, if appropriate, various written notices after the close of the Portfolios' taxable year with respect to certain foreign taxes paid by the Portfolios and certain dividends and distributions that were, or were deemed to be, received by shareholders from the Portfolios during the Portfolios' prior taxable year. Shareholders should consult with their own tax advisors with specific reference to their own tax situations.

                          CUSTODIAN AND TRANSFER AGENT

  PNC is located at 17th and Chestnut Streets, Philadelphia, Pennsylvania 19103 and Chase is located at 4 Chase MetroTech Center, Brooklyn, New York 11245, and each serves as a Custodian for the Trust.

  First Data Investors Services Group, Inc. is located at Exchange Place, Boston, Massachusetts 02109 and serves as the Trust's transfer agent.

                         PERFORMANCE OF THE PORTFOLIOS

YIELD

  The Trust may, from time to time, include the yield and effective yield of Government Money Investments in advertisements or reports to shareholders or prospective investors. Current yield for Government Money Investments will be based on income received by a hypothetical investment over a given 7-day period (less expenses accrued during the period and the maximum Smith Barney Advisory Service fee during the period), and then "annualized" (i.e., assuming that the 7-day yield would be received for 52 weeks, stated in terms of an annual percentage return on the investment). "Effective yield" for Government Money Investments will be calculated in a manner similar to that used to calculate yield, but will reflect the compounding effect of earnings on reinvested dividends.

  For Intermediate Fixed Income Investments, Long-Term Bond Investments, Mortgage Backed Investments, High Yield Investments and Municipal Bond Investments, from time to time, the Trust may advertise the 30-day "yield" and, with respect to Municipal Bond Investments, an "equivalent taxable yield." The yield of a Portfolio refers to the income generated by an investment in the Portfolio over the 30-day period identified in the advertisement and is computed by dividing the net investment income per share earned by the Portfolio during the period (less the maximum Smith Barney Advisory Service fee during the period) by the net asset value per share on the last day of the period. This income is "annualized" by assuming that the amount of income is generated each month over a one-year period and is compounded semi-annually. The annualized income is then shown as a percentage of the net asset value.

EQUIVALENT TAXABLE YIELD

  The equivalent taxable yield of Municipal Bond Investments demonstrates the yield on a taxable investment necessary to produce an after-tax yield equal to the Portfolio's tax-exempt yield. It is calculated by increasing the yield shown for the Portfolio, calculated as described above, to the extent necessary to reflect the payment of specified tax rates. Thus, the equivalent taxable yield always will exceed the Portfolio's yield.

TOTAL RETURN

  From time to time, the Trust may advertise a Portfolio's (other than Government Money Investments') "average annual total return" over various periods of time. This total return figure shows the average percentage change in value of an investment in the Portfolio from the beginning date of the measuring period to the ending date of the measuring period and is reduced by the maximum Smith Barney Advisory Service fee during the measuring period. The figure reflects changes in the price of the Portfolio's shares and assumes that any income, dividends and/or capital gains distributions made by the Portfolio during the period are reinvested in shares of the Portfolio. Figures will be given for recent one-, five- and ten-year periods (if applicable) and may be given for other periods as well (such as from commencement of the Portfolio's operations or on a year-by-year basis). When considering average total return figures for periods longer than one year, investors should note that a Portfolio's annual total return for any one year in the period might have been greater or less than the average for the entire period. A Portfolio also may use aggregate total return figures for various periods, representing the cumulative change in value of an investment in the Portfolio for the specific period (again reflecting changes in the Portfolio's share price, the effect of the maximum Smith Barney Advisory Service fee during the period and assuming reinvestment of dividends and distributions). Aggregate total returns may be shown by means of schedules, charts or graphs, and may indicate subtotals of the various components of total return (that is, the change in value of initial investment, income dividends and capital gains distributions).

  It is important to note that yield and total return figures are based on historical earnings and are not intended to indicate future performance. The Statement of Additional Information describes the method used to determine a Portfolio's yield and total return. Shareholders may make inquiries regarding a Portfolio, including current yield quotations or total return figures, of his or her Financial Consultant.

  In reports or other communications to shareholders or in advertising material, a Portfolio may quote total figures that do not reflect Smith Barney Advisory Service fees (provided that these figures are accompanied by standardized total return figures calculated as described above), as well as compare its performance with that of other mutual funds as listed in the rankings prepared by Lipper Analytical Services, Inc. or similar independent services that monitor the performance of mutual funds or with other appropriate indices of investment securities, such as the Salomon Brothers World Government Bond Index, Lehman Brothers Government Bond Index and Lehman Brothers Mortgage-Backed Securities Index. The performance information also may include evaluations of the Portfolios published by nationally recognized ranking services and by financial publications that are nationally recognized, such as Barron's, Business Week, CDA Investment Technologies, Inc., Changing Times, Forbes, Fortune, Institutional Investor, Investor's Daily, Kiplinger's Personal Finance Magazine, Money, Morningstar Mutual Fund Values, The New York Times, USA Today and The Wall Street Journal.

                             ADDITIONAL INFORMATION

  The Trust was organized under the laws of the Commonwealth of Massachusetts pursuant to a Master Trust Agreement dated April 12, 1991, as amended, and is a business entity commonly known as a "Massachusetts business trust." Each of the Portfolios offers shares of beneficial interest of separate series with a par value of $0.001 per share. When matters are submitted for shareholder vote, shareholders of each of the Portfolios will have one vote for each full share held and proportionate, fractional votes for fractional shares held. Generally, shares of the Trust vote by individual Portfolio on all matters except (i) matters affecting all of the Portfolios, or (ii) when the 1940 Act requires that shares of the Portfolios be voted in the aggregate. Normally, no meetings of shareholders will be held for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. Shareholders of record of no less than two-thirds of the outstanding shares of a Portfolio may remove a Trustee through a declaration in writing or by vote cast in person or by proxy at a meeting called for that purpose. A meeting will be called upon the written request of holders of 10% of the Portfolio's outstanding shares. Shareholders who satisfy certain criteria will be assisted by the Trust in communicating with other shareholders in seeking the holding of such a meeting.

  The Trust sends to each shareholder a semi-annual report and an audited annual report, each of which includes a list of the investment securities held by the Portfolios. Shareholders may seek information regarding a Portfolio, including the current performance of the Portfolio, from their Financial Consultants.

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  No person has been authorized to give any information or to make any representations other than those contained in this Prospectus, the Statement of Additional Information or the Trust's official sales literature in connection with the offering of shares, and if given or made, such other information or representations must not be relied upon as having been authorized by the Trust. This Prospectus does not constitute an offer in any state in which, or to any person to whom, such offer may not lawfully be made.





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                    Consulting Group Capital Markets Funds

                         Government Money Investments
                     Intermediate Fixed Income Investments
                          Long-Term Bond Investments
                          Municipal Bond Investments
                          Mortgage Backed Investments
                             Balanced Investments
                 Large Capitalization Value Equity Investments
                    Large Capitalization Growth Investments
                 Small Capitalization Value Equity Investments
                    Small Capitalization Growth Investments
                       International Equity Investments
                    International Fixed Income Investments
                      Emerging Markets Equity Investments

                          High Yield Investments

                               -----------------

                                  PROSPECTUS

                               July 1, 1998

                               -----------------

                               Smith Barney Inc.

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                                   APPENDIX A

                               INVESTMENT INDICES

Following are definitions of indicies that are utilized in the Client's Recommendation and Review.
LEHMAN BROTHERS GOVERNMENT/CORPORATE BOND INDEX
Composed of publicly issued, fixed rate, non-convertible domestic debt in three major classifications: industrial, utility, financial as well as the domestic debt of the U.S. Government or any agency thereof. All issues have at least one year to maturity, or an outstanding par value of at least $100 million for U.S. Government issues and $50 million for corporate issues. All corporate issues have a minimum rating of Baa by Moody's or BBB by Standard & Poor's.

LEHMAN BROTHERS LONG TERM GOVERNMENT/CORPORATE BOND INDEX
Includes all bonds covered by the Lehman Brothers Government/Corporate Bond Index, with maturities of 10 years or longer. Total return includes income and appreciation/ depreciation as a percentage of original investment.

LEHMAN BROTHERS INTERMEDIATE GOVERNMENT/CORPORATE BOND INDEX
A subset of the Lehman Brothers Government/Corporate Bond Index covering issues with maturities up to ten years.

LEHMAN BROTHERS MORTGAGE BACKED SECURITIES BOND INDEX
Contains all fixed securities issued and backed by mortgage pools of GNMA's, FHLMC's, FNMA's, Graduated Payment Mortgage (GPM's), but not Graduated Equity Mortgages (GEM).

LEHMAN BROTHERS MUNICIPAL BOND INDEX
A composite measure of the total return performance of the municipal bond market, which includes more than two million different bond issues. For simplicity, the market is divided into seven major sectors, with the performance of each sector weighted according to issue volume (adjusted annually).

LIPPER CORPORATE DEBT FUNDS A RATED AVERAGE
An average of the reinvested performance of funds that invest at least 65% of their assets in corporate debt issues rated "A" or better or government issues.

LIPPER CORPORATE DEBT FUNDS A RATED INDEX
An equally weighted performance index, adjusted for capital gains distributions and income dividends of the largest qualifying funds having this investment objective.

LIPPER GENERAL MUNICIPAL FUNDS AVERAGE
An average of the reinvested performance of funds that invest at least 65% of their assets in municipal debt issues in the top four credit ratings.

LIPPER GENERAL MUNICIPAL FUNDS INDEX
An equally weighted performance index, adjusted for capital gains distributions and income dividends of the largest qualifying funds having this investment objective.

LIPPER GENERAL WORLD FUNDS AVERAGE
An average of the reinvested performance of the following twelve Lipper investment objectives: Gold Oriented, Global, Global Small Company, International, International Small Company, European Region, Pacific Ex Japan, Pacific Region, Emerging Markets, Japanese, Latin American and Canadian Funds.

LIPPER GROWTH FUNDS AVERAGE
An average of the reinvested performance of funds that normally invest in companies whose long-term earnings are expected to grow significantly faster than the earnings of the stocks represented in the major unmanaged stock indices.

LIPPER GROWTH FUNDS INDEX
An equally weighted performance index, adjusted for capital gains distributions and income dividends of the largest qualifying funds having this investment objective.

LIPPER INTERNATIONAL FUNDS AVERAGE
An average of the reinvested performance of funds that invest its assets in securities whose primary trading markets are outside of the United States.

LIPPER INTERNATIONAL FUNDS INDEX
An equally weighted performance index, adjusted for capital gains distributions and income dividends of the largest qualifying funds having this investment objective.

LIPPER SMALL COMPANY GROWTH FUNDS AVERAGE
An average of the reinvested performance of funds that by their prospectus or portfolio practice, limit investments to companies on the basis of the size of the company.

LIPPER SMALL COMPANY GROWTH FUNDS INDEX
An equally weighted performance index, adjusted for capital gains distributions and income dividends of the largest qualifying funds having this investment objective.

LIPPER U.S. MORTGAGE FUNDS AVERAGE
An average of the reinvested performance of funds that invest at least 65% of their assets in mortgages/securities issued or guaranteed as to principal and interest by the U.S. Government and certain federal agencies.

MORGAN STANLEY EAFE (CAPITALIZATION WEIGHTED)
A composite portfolio of equity (stock market) total returns for the countries of Europe, Australia, New Zealand and the Far East. The return for each country is weighted on the basis of its market capitalization.

MORGAN STANLEY EMERGING EQUITY MARKETS FREE GROSS DIVIDEND INDEX
A composite portfolio consisting of equity total returns for countries with low to middle per capita income, as determined by the World Bank. Some of these countries include: Argentina, Greece, India, Malaysia, Portugal and Turkey. The return for each country is weighted on the basis of its total market capitalization.

90-DAY TREASURY BILL INDEX
Unweighted average of weekly auction offering rates of 90-Day Treasury Bills. Treasury Bills are backed by the full faith and credit of the U.S. Government.

RUSSELL 1000 INDEX
The 1,000 largest U.S. companies by market capitalization, the smallest of which has about $457 million in market capitalization. The average market capitalization for a company in this index is $3.42 billion.

                                   APPENDIX A

RUSSELL 1000 VALUE INDEX
Contains those Russell 1000 securities with less-than-average growth orientation. Companies in this index generally have low price-to-book and earnings ratios and higher dividend yields than stocks in the Russell 1000 Growth Index.

RUSSELL 1000 GROWTH INDEX
Contains those Russell 1000 securities with greater-than-average growth orientation. Companies in this index tend to exhibit high price-to-book and earnings ratios and lower dividend yields than stocks in the Russell 1000 Value Index.

RUSSELL 2000 INDEX
Composed of the 2,000 smallest U.S. securities as determined by total market capitalization, representing about 7.1% of the U.S. equity market capitalization. The average market capitalization for a company in this index is $155 million, with the largest being $457 million.

RUSSELL 2000 VALUE INDEX
Contains those Russell 2000 securities with less-than-average growth orientation. Companies in this index generally have low price-to-book and earnings ratios and higher dividend yields than stocks in the Russell 2000 Growth Index.

RUSSELL 2000 GROWTH INDEX
Contains those Russell 2000 securities with greater-than-average growth orientation. Companies in this index tend to exhibit high price-to-book and earnings ratios and lower dividend yields than stocks in the Russell 2000 Value Index.

STANDARD & POOR'S 500 INDEX
Tracks the total return of 500 of the largest stocks (400 industrial, 40 utility, 20 transportation and 40 financial companies) in the United States, which represent about 78% of the New York Stock Exchange's total market capitalization. The return of each stock is weighted on the basis of the stock's capitalization.

SALOMON BROTHERS NON-U.S. GOVERNMENT BOND INDEX
A market capitalization-weighted index consisting of government bond markets of Austria, France, Spain, Australia, Germany, Sweden, Belgium, Italy, United Kingdom, Canada, Japan, Denmark and the Netherlands.

WILSHIRE LARGE COMPANY GROWTH EQUITY INDEX
Focuses on the top 750 companies of the Wilshire 5000 in terms of market capitalization. The smallest company's capitalization is $675 million. The index excludes companies meeting one or more of the following criteria: less than 5 years of operating history, high dividend payout companies, low price-to-book companies or low return on equity.

WILSHIRE LARGE COMPANY VALUE EQUITY INDEX
Focuses on the top 750 companies of the Wilshire 5000 in terms of market capitalization. The smallest company's capitalization is $675 million. The index excludes companies that do not rank favorably on a relative basis due to their high P/E and price-to-book ratios, or low yield.

WILSHIRE SMALL COMPANY GROWTH EQUITY INDEX
Focuses on companies that rank between 751-1,750 of the Wilshire 5000 in terms of market capitalization. The smallest company's capitalization is $58 million. The index excludes companies meeting one or more of the following criteria: less than two years operating history, high yield, little or no earnings growth or low beta.

WILSHIRE SMALL COMPANY VALUE EQUITY INDEX
Focuses on companies that rank between 751-1,750 of the Wilshire 5000 in terms of market capitalization. The smallest company's capitalization is $58 million. The index excludes companies that do not rank favorably on a relative basis due to their high price-to-earnings and price-to-book ratios, or low yield.

                                   APPENDIX B

The following are copies of the proposed and final exemptions from the Department of Labor from certain provisions of the Employee Retirement Income Security Act of 1974 relating to the purchase of shares and participation in TRAK by certain retirement plans.
                               PROPOSED EXEMPTION
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PENSION AND WELFARE BENEFITS ADMINISTRATION

[APPLICATION NO. D-8723]

PROPOSED EXEMPTIONS; SHEARSON LEHMAN BROTHERS, INC.

AGENCY: Pension and Welfare Benefits Administration, Labor.

ACTION: Notice of proposed exemptions.
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SUMMARY: This document contains notices of pendency before the Department of Labor (the Department) of proposed exemptions from certain of the prohibited transaction restrictions of the Employee Retirement Income Security Act of 1974 (the Act) and/or the Internal Revenue Code of 1986 (the Code).

WRITTEN COMMENTS AND HEARING REQUESTS: All interested persons are invited to submit written comments or request for a hearing on the pending exemptions, unless otherwise stated in the Notice of Proposed Exemption, within 45 days from the date of publication of this FEDERAL REGISTER Notice. Comments and request for a hearing should state: (1) The name, address, and telephone number of the person making the comment or request, and (2) the nature of the person's interest in the exemption and the manner in which the person would be adversely affected by the exemption. A request for a hearing must also state the issues to be addressed and include a general description of the evidence to be presented at the hearing. A request for a hearing must also state the issues to be addressed and include a general description of the evidence to be presented at the hearing.

ADDRESSES: All written comments and request for a hearing (at least three copies) should be sent to the Pension and Welfare Benefits Administration, Office of Exemption Determinations, room N-5649, U.S. Department of Labor, 200 Constitution Avenue NW., Washington, DC 20210. Attention: Application No. stated in each Notice of Proposed Exemption. The applications for exemption and the comments received will be available for public inspection in the Public Documents Room of Pension and Welfare Benefits Administration, U.S. Department of Labor, room N-5507, 200 Constitution Avenue N.W., Washington, DC 20210.

NOTICE TO INTERESTED PERSONS: Notice of the proposed exemptions will be provided to all interested persons in the manner agreed upon by the applicant and the Department within 15 days of the date of publication in the FEDERAL REGISTER. Such notice shall include a copy of the notice of proposed exemption as published in the FEDERAL REGISTER and shall inform interested persons of their right to comment and to request a hearing (where appropriate).

SUPPLEMENTARY INFORMATION: The proposed exemptions were requested in applications filed pursuant to section 408(a) of the Act and/or section 4975(c)(2) of the Code, and in accordance with procedures set forth in 29 CFR part 2570, subpart B (55 FR 32836, 32847, August 10, 1990). Effective December 31, 1978, section 102 of Reorganization Plan No. 4 of 1978 (43 FR 47713, October 17, 1978) transferred the authority of the Secretary of the Treasury to issue exemptions of the type requested to the Secretary of Labor. Therefore, these notices of proposed exemption are issued solely by the Department.
 The applications contain representations with regard to the proposed exemptions which are summarized below. Interested persons are referred to the applications on file with the Department for a complete statement of the facts and representations.

SHEARSON LEHMAN BROTHERS, INC. (SHEARSON LEHMAN), LOCATED IN NEW YORK, NY

[Application No. D-8723]

PROPOSED EXEMPTION

Section I. Covered Transactions
 The Department is considering granting an exemption under the authority of section 408(a) of the Act and section 4975(c)(2) of the Code and in accordance with the procedures set forth in 29 CFR part 2570, subpart B (55 FR 32836, 32847, August 10, 1990). If the exemption is granted, the restrictions of section 406(a) of the Act and the sanctions resulting from the application of section 4975 of the Code, by reason of section 4975(c)(1)(A) through (D) shall not apply to the proposed purchase or redemption of shares by an employee benefit plan, an individual retirement account (the IRA) or a retirement plan for a self-employed individual (the Keogh Plan; collectively, the Plans) in the Shearson Lehman-established Trust for TRAK Investments (the Trust) in connection with such Plans' participation in the TRAK Personalized Investment Advisory Service (the TRAK Program). In addition, the restrictions of section 406(b)(1) and (b)(2) of the Act and the sanctions resulting from the application of section 4975 of the Code by reason of section 4975(c)(1)(E) shall not apply to the provision, by the Consulting Group Division of Shearson Lehman (the Consulting Group), investment advisory services to an independent fiduciary of a participating Plan (the Independent Plan Fiduciary) which may result in such fiduciary's selection of a portfolio grouping (the Portfolio-
Type) in the TRAK Program for the investment of Plan assets.
 This proposed exemption is subject to the following conditions that are set forth below in section II.

Section II. General Conditions

 (1) The participation of Plans in the TRAK Program will be approved by a Plan fiduciary which is independent of Shearson Lehman.
 (2) The total fees paid to the Consulting Group and its affiliates will constitute no more than reasonable compensation.
 (3) No Plan will pay a fee or commission by reason of the acquisition or redemption of shares in the Trust.
 (4) The terms of each purchase or redemption of Trust shares shall remain at least as favorable to an investing Plan as those obtainable in an arm's length transaction with an unrelated party.
 (5) The Consulting Group will provide written documentation to an Independent Plan Fiduciary of its recommendations or evaluations based upon objective criteria.
 (6) Any recommendation or evaluation made by the Consulting Group to an Independent Plan Fiduciary will be implemented only at the express direction of such independent fiduciary.
 (7) The Consulting Group will generally give investment advice to an Independent Plan Fiduciary with respect to Portfolio-Types. However, in the case of a Plan providing for participant-directed investments (the Section 404(c) Plan), the Consulting Group will provide investment advice that is limited to the Portfolios made available under the Plan.

 (8) Any sub-adviser (the Sub-Adviser) that is appointed by the Consulting Group to exercise investment discretion over a Portfolio will be independent of Shearson Lehman and its affiliates.
 (9) Immediately following the acquisition by a Portfolio of any securities that are issued by Shearson Lehman and/or its affiliates, the percentage of that Portfolio's net assets invested in such securities will not exceed one percent.
 (10) The quarterly investment advisory fee that is paid by a Plan to the Consulting Group for investment advisory services rendered to such Plan will be offset by such amount as is necessary to assure that the Consulting Group retains no more than 20 basis points from any Portfolio which contains investments attributable to the Plan investor.
 (11) The Consulting Group will not retain an investment advisory or management fee from the Government Money Investments Portfolio.
 (12) With respect to its participation in the TRAK Program prior to purchasing Trust shares.
 (a) Each Plan will receive the following written or oral disclosures from the Consulting Group:
 (1) A copy of the prospectus (the Prospectus) for the Trust discussing the investment objectives of the Portfolios comprising the Trust, the policies employed to achieve these objectives, the corporate affiliation existing between the Consulting Group, Shearson Lehman and its subsidiaries and the compensation paid to such entities.
 (2) Upon written or oral request to Shearson Lehman, a Statement of Additional Information supplementing the Prospectus which describes the types of securities and other instruments in which the Portfolios may invest, the investment policies and strategies that the Portfolios may utilize and certain risks attendant to those investments, policies and strategies.
 (3) A copy of the investment advisory agreement between the Consulting Group and such Plan relating to participation in the TRAK Program.
 (4) A copy of the respective investment advisory agreement between the Consulting Group and the Sub-Advisers upon written request to Shearson Lehman.
 (5) In the case of a Section 404(c) Plan, if required by the arrangement negotiated between the Consulting Group and the Plan, an explanation by a Shearson Lehman Financial Consultant (the Financial Consultant) to eligible participants in such Plan, of the services offered under the TRAK Program and the operation and objectives of the Portfolios.
 (b) If accepted as an investor in the TRAK Program, an Independent Plan Fiduciary of an IRA or Keogh Plan, will be required to acknowledge, in writing, prior to purchasing Trust shares that such fiduciary has received copies of such documents.
 (c) With respect to a Section 404(c) Plan, written acknowledgement of the receipt of such documents will be provided by the Independent Plan Fiduciary (i.e., the plan administrator, trustee or named fiduciary, as the recordholder of Trust shares). Such Independent Plan Fiduciary will be required to represent in writing to Shearson Lehman that such fiduciary is (1) independent of Shearson Lehman and its affiliates and (2) knowledgeable with respect to the Plan in administrative matters and funding matters related thereto, and able to make an informed decision concerning participation in the TRAK Program.
 (d) With respect to a Plan that is covered under title I of the Act, where investment decisions are made by a trustee, investment manager or a named fiduciary, such Independent Plan Fiduciary will be required to acknowledge, in writing, receipt of such documents and represent to Shearson Lehman that such fiduciary is (1) independent of Shearson Lehman and its affiliates, (2) capable of making an independent decision regarding the investment of Plan assets and
(3) knowledgeable with respect to the Plan in administrative matters and funding matters related thereto, and able to make an informed decision concerning participation in the TRAK Program.
 (13) Each Plan will receive the following written or oral disclosures with respect to its ongoing participation in the TRAK Program.
 (a) The Trust's semi-annual and annual report which will include financial statements for the Trust and investment management fees paid by each Portfolio.
 (b) A written quarterly monitoring report containing an analysis and an evaluation of a Plan investor's account to ascertain whether the Plan's investment objectives have been met and recommending, if required, changes in Portfolio allocations.
 (c) If required by the arrangement negotiated between the Consulting Group and a Section 404(c) Plan, a quarterly, detailed investment performance monitoring report, in writing, provided to an Independent Plan Fiduciary of such Plan showing Plan level asset allocations, Plan cash flow analysis and annualized risk adjusted rates of return for Plan investments. In addition, if required by such arrangement, Financial Consultants will meet periodically with Independent Plan Fiduciaries of Section 404(c) Plans to discuss the performance monitoring report as well as with eligible participants to review their accounts' performance.
 (d) If required by the arrangement negotiated between the Consulting Group and a Section 404(c) Plan, a quarterly participant performance monitoring report provided to a Plan participant which accompanies the participant's benefit statement and describes the investment performance of the Portfolios, the investment performance of the participant's individual investment in the TRAK Program, and gives market commentary and toll-free numbers that will enable the participant to obtain more information about the TRAK Program or to amend his or her investment allocations.
 (e) On a quarterly and annual basis, written disclosures to all Plans of the
(1) percentage of each Portfolio's brokerage commissions that are paid to Shearson Lehman and its affiliates and (2) the average brokerage commission per share paid by each Portfolio to Shearson Lehman and its affiliates, as compared to the average brokerage commission per share paid by the Trust to brokers other than Shearson Lehman and its affiliates, both expressed as cents per share.
 (14) Shearson Lehman shall maintain, for a period of six years, the records necessary to enable the persons described in paragraph (15) of this section to determine whether the conditions of this exemption have been met, except that
(a) a prohibited transaction will not be considered to have occurred if, due to circumstances beyond the control of Shearson Lehman and/or its affiliates, the records are lost or destroyed prior to the end of the six year period, and (b) no party in interest other than Shearson Lehman shall be subject to the civil penalty that may be assessed under section 502(1) of the Act, or the taxes imposed by section 4975(a) and (b) of the Code, if the records are not maintained, or are not available for examination as required by paragraph (15) below.
 (15) (a) Except as provided in section (b) of this paragraph and notwithstanding any provisions of subsections (a)(2)and (b) of section 504 of the Act, the records referred to in paragraph (14) of this section shall be unconditionally available at their customary location during normal business hours by:
 (1) Any duly authorized employee or representative of the Department or the Internal Revenue Service (the Service):
 (2) Any fiduciary of a participating Plan or any duly authorized representative of such fiduciary:
 (3) Any contributing employer to any participating Plan or any duly authorized employee representative of such employer; and

 (4) Any participant or beneficiary of any participating Plan, or any duly authorized representative of such participant or beneficiary.
 (b) None of the persons described above in subparagraphs (2)-(4) of this paragraph (15) shall be authorized to examine the trade secrets of Shearson Lehman or commercial or financial information which is privileged or confidential.
 The availability of this exemption is subject to the express condition that the material facts and representations contained in the application are true and complete, and that the application accurately describes all material facts which are the subject of this exemption.

SUMMARY OF FACTS AND REPRESENTATIONS

 1. Shearson Lehman, whose principal executive offices are located in New York, New York, is a wholly owned subsidiary of Shearson Lehman Brothers Holdings, Inc. (Shearson Holdings). Shearson Holdings is one of the leading full-line securities firms servicing institutions, governments and individual investors in the United States and throughout the world. Shearson Holdings conducts its principal businesses through two divisions--Shearson Lehman Brothers (referred to herein as Shearson Lehman) and Lehman Brothers. Shearson Lehman is responsible for individual investor services and asset management while Lehman Brothers is responsible for securities underwriting, financial advisory, investment and merchant banking services and securities and commodities trading as principal and agent. Shearson Holdings is a member of all principal securities and commodities exchanges in the United States and the National Association of Securities Dealers, Inc. In addition, it holds memberships or associate memberships on several principal foreign securities and commodities exchanges.
 Shearson Holdings was incorporated in Delaware on December 29, 1983. The American Express Company owns 100 percent of Shearson Holdings' issued and outstanding common stock, which represents 92 percent of its issued and outstanding voting stock. The 8 percent remaining shares of Shearson Holdings' issued and outstanding voting stock is preferred stock which is owned by Nippon Life Insurance Company. Although Shearson Holdings is not an operating company and, as such, it maintains no assets under management, as of December 31, 1991, Shearson Lehman and its subsidiaries rendered investment advisory services with respect to $91 billion in assets.
 2. On April 12, 1991, Shearson Lehman formed the Trust, a no load, open-end, diversified management investment company registered under the Investment Company Act of 1940, as amended. The Trust is organized as a Massachusetts business trust and it has an indefinite duration. As of January 17, 1992, the Trust had net assets of $132,608,001.
 The Trust consists of twelve different portfolios which range from Government Money Investments to International Fixed Income Investments and which pay monthly or annual dividends to investors. The Portfolios currently have a per share value ranging from $0 per share for Balanced Investments to $9.45 per share for Small Capitalization Growth Equity Investments. The composition of the Portfolios covers a spectrum of investments which include U.S. Government-related securities of equity or debt securities issued by foreign or domestic corporations. The Portfolios are further categorized under four major Portfolio-Types./1/
 3. Shares in the Trust are offered by Shearson Lehman, as distributors, at no load, to participants in the TRAK Program./2/ Although investors in the Trust currently consist of institutions and individuals, it is proposed that prospective investors will include plans for which Shearson Lehman may or may not currently maintain investment accounts. A majority of these Plans will be IRAs or Keogh Plans. In addition, it is proposed that Plans for which Shearson Lehman or an affiliate serves as a prototype sponsor and/or a nondiscretionary trustee or custodian be permitted to invest in the Trust./3/
 The applicant represents that the initial purchase of shares in the Trust by a Plan may give rise to a prohibited transaction where Shearson Lehman or an affiliate has a party in interest relationship with the Plan. Shearson Lehman also acknowledges that a prohibited transaction could arise upon a subsequent purchase or redemption of shares in the Trust by a participating Plan inasmuch as the party in interest relationship between Shearson Lehman and the Plan may have been established at that point. Accordingly, Shearson Lehman has requested prospective exemptive relief from the Department with respect to the purchase and redemption of shares in the Trust by participating Plans which it does not sponsor or have discretionary investment authority over the Plan's assets which would be invested in Trust shares./4/ Such shares will be held in a brokerage account maintained by the Plan with Shearson Lehman. No commissions or fees will be paid with respect to such transactions.
 According to the applicant, the minimum initial investment in the Trust is set at $20,000, and may be reduced periodically to $10,000. Effectively, therefore, a Plan with less than $20,000 in assets ($10,000 when the minimum has been reduced) would not be able to participate in the TRAK Program. The minimum investment in a Portfolio is $100.
 4. Overall responsibility for the management and supervision of the Trust and the Portfolios rests with the Trust's Board of Trustees (The Trustees) which is comprised of twelve members. The Trustees approve all significant agreements involving the Trust and the persons and companies that provide services to the Trust and the Portfolios. Three of the Trustees and all of the Trust's executive officers are affiliated with Shearson Lehman and/or its affiliates. The nine remaining Trustees are not affiliated with Shearson Lehman.
 5. Boston Advisors, located in Boston, Massachusetts, is a wholly owned subsidiary of The Boston Company, a financial services holding company which is, in turn, wholly owned by Shearson Lehman. Boston Advisors provides investment management, investment advisory and/or administrative services to investment companies with total assets in excess of $83 billion as of July 31, 1991. Boston Advisors serves as the Trust's administrator. In

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 /1/ Because a Portfolio is not precluded from investing in securities that are issued by Shearson Lehman or its affiliates, Shearson Lehman represents that, as a limitation, the percentage of that Portfolio's net assets invested in these securities will never exceed one percent.
 /2/ According to the Statement of Additional Information which accompanies the Prospectus for the TRAK Program, shares in the Trust are not certificated for reasons of economy and convenience. Boston Safe Deposit and Trust Company, the Trust's custodian, however, maintains a record of each investor's ownership of shares. Although Trust shares are transferable and accord voting rights to their owners, they do not confer pre-emptive rights (i.e., the privilege of a shareholder to maintain a proportionate share of ownership of a company by purchasing a proportionate share of any new stock issues). Shearson Lehman represents that in the context of an open-end investment company, that continuously issues and redeems shares, a pre-emptive right would make the normal operations of the Trust impossible. Therefore, such right is precluded in the charter documents of the Trust's Master Trust Agreement as well as those of other open-end investment companies.
 As for voting rights, Shearson Lehman states that they are accorded to recordholders of Trust shares. Shearson Lehman notes that a recordholder of Trust shares may determine to seek the submission of proxies by Plan participants and vote Trust shares accordingly. In the case of individual account plans such as Section 404(c) Plans. Shearson Lehman notes that most Plans will pass-through the vote to participants on a pro-rata basis.
 /3/ The Department notes that the general standards of fiduciary conduct promulgated under the Act would apply to the participation in the TRAK Program by an Independent Plan Fiduciary. Section 404 of the Act requires that a fiduciary discharge his duties respecting a plan solely in the interest of the plan's participants and beneficiaries and in a prudent fashion. Accordingly, an Independent Plan Fiduciary must act prudently with respect to the decision to enter into the TRAK Program with the Consulting Group as well as with respect to the negotiation of services that will be performed thereunder and the compensation that will be paid to Shearson Lehman and its affiliates. The Department expects that an Independent Plan Fiduciary, prior to entering in the TRAK Program, to understand fully all aspects of such arrangement following disclosure by Shearson Lehman of all relevant information.
 /4/ The applicant represents that employee benefit plans for are maintained by Shearson Lehman may purchase or redeem shares in the Trust under the provisions of Prohibited Transaction Exemption (PTE) 77-3 (42 FR 18734, April 8, 1977). The applicant further represents that, although the exemptive relief proposed above would not permit Shearson Lehman or an affiliate, while serving as a Plan fiduciary with discretionary authority over the management of a Plan's assets, to invest a Plan's assets in the Trust shares, a purchase or redemption of Trust shares under such circumstances will comply with the terms and conditions of class PTE 77-4 (42 FR 18732, April 8, 1977). The Department expresses no opinion herein as to whether such transactions will comply with the terms and conditions of PTEs 77-3 and 77-4.

particular, Boston Advisors calculates the net asset value/5/ of the Portfolios' shares and manages all aspects of the Portfolios' administration and operation. In addition, Boston Advisors is responsible for managing each Portfolio's temporary investments in money market instruments, as well as making arrangements for, and managing collateral received with respect to, the lending of securities by each Portfolio.

 6. Organized within Shearson Lehman, is the Consulting Group, which is located in Wilmington, Delaware. The Consulting Group serves as the investment manager of the Trust and the underlying Portfolios. Although the Consulting Group has not previously served as investment manager for a registered investment company, it and its related division, the Consulting Services Division of Shearson Lehman (Consulting Services), have over eighteen years of experience in evaluating investment advisers for individual and institutional investors. Together the Consulting Group and Consulting Services provide various financial consulting services to over 30,000 accounts, representing more than $30 billion in client assets. Account sizes range from institutional accounts in excess of $1 billion to individual accounts with $100,000 minimum investments. As of July 31, 1991, the Consulting Group rendered advisory services with respect to assets with a value in excess of $42.7 billion.

 7. Under its investment management agreement, the Consulting Group is required to make recommendations to the Trustees regarding (a) the investment policies of each Portfolio and (b) the selection and retention of certain Sub-Advisers which exercise investment discretion over each Portfolio./6/ In addition, through the TRAK Program, the Consulting Group provides investors with non-binding, generalized asset allocation recommendations with respect to such investors' investments in the Portfolios. For example, the Consulting Group evaluates an investor's risk tolerances and financial goals, provides investment advice as to the appropriate mix of investment types designed to balance the investor's risk tolerances as part of a long-term investment strategy and provides the investor with advice about implementing its investment decisions through the Trust. However, the applicant states that the Consulting Group does not have any discretionary authority or control with respect to the allocation of an investor's assets among the Portfolios.

 In the case of an IRA, a Keogh Plan or a Title I Plan, the applicant represents that all of the Consulting Group's recommendations and evaluations will be presented to a Plan fiduciary which is independent of Shearson Lehman and will be implemented only if accepted and acted upon by such Independent Plan Fiduciary. In the case of a Section 404(c) Plan, Shearson Lehman represents that participants in such Plan will be presented with the Consulting Group's recommendations and evaluations only to the extent agreed to by Shearson Lehman and the Plan sponsor. Shearson Lehman expects that some sponsors of Section 404(c) Plans will elect to have the Consulting Group's recommendations and evaluations passed-through to participants, while others will elect to have the Independent Plan Fiduciary responsible for selecting the Portfolios made available to Plan participants receive such advice./7/

 8. As stated above, the Consulting Group is responsible for selecting the Sub-Advisers which provide discretionary advisory services with respect to the investment of the assets of the individual Portfolios on the basis of their "able" performance in their respective areas of expertise in asset management. The applicant represents that there are presently eleven Sub Advisers, all of which are independent of, and will remain independent of, Shearson Lehman and/or its affiliates./8/ The Sub-Advisers are registered investment advisers under the Investment Adviser's Act of 1940. They maintain their principal executive offices in the eastern and western regions of the United States. As of June 30, 1991, the Sub-Advisers had assets under management ranging from $62 million to $51 billion.

 9. In order for a Plan to participate in the TRAK Program, Shearson Lehman or the Consulting Group will provide an Independent Plan Fiduciary with a copy of the Trust Prospectus discussing the investment objectives of the Portfolios comprising the Trust, the policies employed to achieve these objectives, the corporate affiliation existing between the Consulting Group, Shearson Lehman and its subsidiaries and the compensation paid to such entities. In addition, upon written or oral request to Shearson Lehman, the Independent Plan Fiduciary will be given a Statement of Additional Information supplementing the Prospectus which describes the types of securities and other instruments in which the Portfolios may invest, the investment policies and strategies that the Portfolios may utilize and certain risks attendant to those investments, policies and strategies./9/ Further, each Plan will be given a copy of the investment advisory agreement between the Consulting Group and such Plan relating to participation in the TRAK Program, and upon written request to Shearson Lehman, with a copy of the respective investment advisory agreement between the Consulting Group and the Sub-Advisers.

 With respect to a Section 404(c) Plan, Financial Consultants affiliated with Shearson Lehman will explain the services offered under the TRAK Program to eligible Section 404(c) Plan participants as well as the operation and objectives of the Portfolios, if required by the arrangement negotiated between the Consulting Group and the Plan./10/

 If accepted as a Trust investor, an Independent Plan Fiduciary will be required by

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 /5/ Each Portfolio's net asset value per share is calculated by Boston Advisors on each weekday, except on days on which the New York Stock Exchange (the NYSE) is closed. In general, the net asset value for securities is determined as of the close of trading on the NYSE or a foreign exchange by dividing the value of a Portfolio net assets by the total number of its shares outstanding. Typically, a Portfolio's investments are valued at market value. However, in the absence of a market value, Portfolio investments are valued at fair market value as determined by, or under the direction of, the Trustees.

 /6/ Subject to the supervision and direction of the Trustees, the Consulting Group was required to perform initial "due diligence" on prospective Sub-Advisers for each Portfolio and thereafter to monitor each Sub-Adviser's performance through qualitative and quantitative analysis as well as through periodic, in person, telephonic and written consultations. The Consulting Group is also required to communicate its performance expectations and evaluations to the Sub-Advisers and ultimately recommend whether a Sub-Adviser's contract should be renewed, modified or terminated. In this regard, the Consulting Group is further obligated to provide written reports to the Trustees of its evaluation and monitoring functions.

 /7/ If the Independent Plan Fiduciary of a Section 404(c) Plan is the recipient of the Consulting Group's investment advice, the applicant explains that the Consulting Group will work with the Independent Plan Fiduciary by identifying and drafting investment objectives, selecting investment categories or actual Portfolios to be offered to Plan participants. In addition to these services (and as described above), the applicant explains that the Consulting Group will provide an Independent Plan Fiduciary with a detailed investment performance monitoring report on a quarterly basis. Furthermore, a Financial Consultant affiliated with Shearson Lehman will meet periodically with the Independent Plan Fiduciary to discuss the investment performance monitoring report.

 However, if investment advisory services are provided directly to a participant in a Section 404(c) Plan, the applicant explains (as also described herein above) that a Financial Consultant will provide a participant with pre-enrollment meetings and ongoing communications regarding the TRAK Program. In addition, the applicant notes that the Consulting Group will recommend long term investment allocations to the participant and provide the participant with a written, quarterly performance monitoring report.

 /8/ Although there are presently twelve Portfolios comprising the Trust, there are only eleven Sub-Advisers. One Sub-Adviser, Standish, Ayer and Wood, Inc. advises both the Government Money Investments Portfolio and the Intermediate Fixed Income Investments Portfolio.

 /9/ In the case of a Section 404(c) Plan, the applicant represents that the Plan administrator, trustee or named fiduciary, as the recordholder of Trust shares, will make available the Trust's Prospectus to Section 404(c) Plan participants. In addition, Shearson Lehman will make available to such Independent Plan Fiduciaries sufficient quantities of Prospectuses for this purpose, as well as provide Statements of Additional Information to any party upon request.

 /10/ The Department is expressing no opinion as to whether the information provided under the TRAK Program is sufficient to enable a participant to exercise independent control over assets in his or her account as contemplated by section 404(c) of the Act.

Shearson Lehman to acknowledge, in writing, prior to purchasing Trust shares that such fiduciary has received copies of the aforementioned documents. With respect to a Plan that is covered by Title I of the Act (e.g., a defined contribution plant), where investment decisions will be made by a trustee, investment manager or a named fiduciary. Shearson Lehman will require (except if relying on Class PTE 77-3) that such Independent Plan Fiduciary acknowledge in writing receipt of such documents and represent to Shearson Lehman that such fiduciary is (a) independent of Shearson Lehman and its affiliates, (b) capable of making an independent decision regarding the investment of Plan assets and
(c) knowledgeable with respect to the Plan in administrative matters and funding matters related thereto, and able to make an informed decision concerning participation in the TRAK Program.

 With respect to Section 404(c) Plan, written acknowledgment of the receipt of such documents will be provided by the Independent Plan Fiduciary (i.e., the Plan administrator, trustee or named fiduciary, as the recordholder of Trust shares). Such Independent Plan Fiduciary will be required to represent, in writing, to Shearson Lehman that such fiduciary is (a) independent of Shearson Lehman and its affiliates and (b) knowledgeable with respect to the Plan in administrative matters and funding matters related thereto, and able to make an informed decision concerning participation in the TRAK Program.

 10. The books of the Trust will be audited annually by independent public accountants selected by the Trustees and approved by the investors. All investors will receive copies of an audited financial report no later than 60 days after the close of each Trust fiscal year. The books and financial records of the Trust will be open for inspection by any investor, as well as the Department and the Service, at all times during regular business hours.

 11. As noted under the TRAK Program, the Consulting Group will provide the Independent Plan Fiduciary with asset allocation advice related to the Portfolios. In this regard, the applicant states that the Consulting Group's asset allocation advice will not focus on recommendations that a Plan's assets be allocated to a specific Portfolio. Rather, the applicant represents that the Consulting Group will recommend only that Plan assets be allocated among particular types of Portfolios (e.g., Growth, Fixed Income, etc.)

 After the selection of specific Portfolios by an Independent Plan Fiduciary, the Consulting Group will continue to render general Portfolio-Type selection advice to Plans or Plan fiduciaries relating to asset allocations among the selected Portfolios. However, in the case of a Section 404(c) Plan in which at least three to five Portfolios may be selected by the Plan sponsor, the Consulting Group's initial asset allocation advice will be limited to the suggested Portfolio-Types offered under the Plan. The Consulting Group may also work with the Independent Plan Fiduciary to identify and draft investment objectives, select investment categories or actual Portfolios to be offered to Plan participants, if such fiduciary is the recipient of the Consulting Group's asset allocation advice, or recommend appropriate long-term investment allocations to an individual participant, if the participant receives such advice.

 12. The Consulting Group will also identify a Plan's risk tolerances and investment objectives, the performance of each Portfolio in which assets are invested, and recommend, in writing, an appropriate allocation of assets among the Portfolio-Types that conform to these tolerances and objectives. The Consulting Group will not have the authority to implement its advice or recommendations and will not participate in the deliberations regarding the decision by an investor of whether or not to act upon such advice. As noted earlier, the applicant represents that the decision of a Plan to invest in the TRAK Program will be made by an unrelated Plan fiduciary acting on the basis of his or her own investigation into the advisability of participating in the TRAK Program.

 13. The Consulting Group will provide, at least quarterly, monitoring reports to a Title I, IRA or Keogh Plan containing an analysis and evaluation of the Plan's account to ascertain whether the investor's objectives are being met and recommending, when appropriate, changes in the allocation among the Portfolios.

 If required by the arrangement negotiated with the Independent Plan Fiduciary, the Consulting Group will provide an Independent Plan Fiduciary of a Section 404(c) Plan with a written, detailed investment performance monitoring report, that will contain Plan level asset allocations showing the performance of the Plan's investment vehicles and the performance of relevant indices for evaluating the performance of each Portfolio, a Plan cash flow analysis and annualized risk adjusted rates of return for Plan investment vehicles. Such report will be provided on a quarterly basis.

 In addition, to the extent required by the arrangement negotiated with the Consulting Group, a Section 404(c) Plan participant will receive a written, quarterly performance monitoring report with his or her quarterly benefit statement which includes the investment performance of the Portfolios, the investment performance for the participant's account, and specifies market commentary and toll-free numbers for such participant to call Shearson Lehman in order to obtain more information about the TRAK Program or to amend the participant's investment allocations. Further, if required by such arrangement, a Financial Consultant will meet periodically with an Independent Plan Fiduciary of a Section 404(c) Plan to review and discuss the investment performance monitoring report. The Financial Consultant may also meet periodically with an eligible participant to review the performance of the participant's account. The applicant notes that this intermittent contact will not prevent the participant from contacting the Financial Consultant at any time to inquire about his or her participation in the TRAK Program.

 Finally, on a quarterly and annual basis, the Consulting Group will provide written disclosures to all Plans with respect to (1) the percentage of each Trust Portfolio's brokerage commissions that are paid to Shearson Lehman and its affiliates and (2) the average brokerage commission per share paid by each Portfolio to Shearson Lehman as compared to the average brokerage commission per share paid by each Portfolio to brokers other than Shearson Lehman and its affiliates, both expressed as cents per share.

 14. Shares of a Portfolio will be redeemed by Shearson Lehman, at no charge, and generally on a daily basis (weekends and holidays excepted) when the Portfolio calculates its net asset value. Redemption requests received in proper form prior to the close of trading on the NYSE will be affected at the net asset value per share determined on that day. Redemption requests received after the close of regular trading on the NYSE will be effected at the net asset value at the close of business of the next day, except on weekends or holidays when the NYSE is closed. A Portfolio is required to transmit redemption proceeds for credit to an investor's account with Shearson Lehman or to an "introducing" broker/11/ within 7 days after receipt of the redemption request. In the case of an IRA or Keogh Plan investor, Shearson Lehman will not hold redemption proceeds as free credit balances and will, in the absence of receiving investment instructions, place all such assets in
-------
 /11/ According to the applicant, Shearson Lehman provides clearance, settlement and other back office services to other broker-dealers. The applicant notes that Shearson Lehman may also provide confirmations and account statements to clients of brokers who have "introduced" clients to Shearson Lehman such as The Robinson Humphrey Company, Inc. a wholly-owned broker-dealer subsidiary of Shearson Lehman.

a money market fund that is not affiliated with Shearson Lehman. In the case of Plans that are covered by title I of the Act, the redemption proceeds will be invested by Shearson Lehman in accordance with the investment directions of the Independent Plan Fiduciary responsible for the management of the Plan's assets. With respect to a Section 404(c) Plan, the treatment of such investment assets will depend upon the arrangement for participant investment instructions selected by the Plan sponsor./12/ In the event that the Independent Plan Fiduciary does not give other investment directions, such assets will be swept weekly into a money market fund that is not affiliated with Shearson Lehman for the benefit of the Plan.

 Due to the high costs of maintaining small accounts, the Trust may also redeem an account having a current value of $7,500 or less, after the investor has been given at least 30 days in which to increase the account balance to more than the $7,500 amount. Proceeds of an involuntary redemption will be deposited in the investor's brokerage account unless Shearson Lehman is otherwise instructed.

 15. Shares of a Portfolio may be exchanged by an investor with another investor in the TRAK Program without payment of any exchange fee for shares of another Portfolio at their respective net asset values. However, Portfolio shares are not exchangeable with shares of other funds within the Shearson Lehman Group of funds or portfolio families.

 16. With respect to brokerage transactions that are entered into under the TRAK Program for a Portfolio, such transactions may be executed through Shearson-Lehman and other affiliated broker-dealers, if in the judgment of the Sub-Adviser, the use of such broker-dealer is likely to result in price and execution at least as favorable, and at a commission charge at least as comparable to those of other qualified broker-dealers. In addition, Shearson Lehman may not execute transactions for a Portfolio on the floor of any national securities exchange but it may effect transactions by transmitting orders to other brokers for execution. In this regard, Shearson Lehman is required to pay fees charged by those persons performing the floor brokerage elements out of the brokerage compensation it receives from a Portfolio.

 17. Each Portfolio bears its own expenses, which generally include all costs that are not specifically borne by the Consulting Group, the Sub-Advisers or Boston Advisors. Included among a Portfolio's expenses are costs incurred in connection with the Portfolio's organization, investment management and administration fees, fees for necessary professional and brokerage services, fees for any pricing service, the costs of regulatory compliance and costs associated with maintaining the Trust's legal existence and shareholder relations. No Portfolio, however, will impose sales charges on purchases, reinvested dividends, deferred sales charges, redemption fees, nor will any Portfolio incur distribution expenses.

 18. The total fees that are paid to the Consulting Group and its affiliates will constitute no more than reasonable compensation. In this regard, for its asset allocation and related services, the Consulting Group charges an investor a quarterly investment advisory fee. This "outside fee" is negotiated between the Consulting Group and the investor and it varies up to an annual maximum of
1.50 percent of the net asset value of the investor's Trust shares computed each quarter based on the value determined on the last calendar day of the previous calendar quarter. The outside fee is charged directly to an investor and it is not affected by the allocation of assets among the Portfolios nor by whether an investor follows or ignores the Consulting Group's advice./13/ For Plan investors, the outside fee for a calendar quarter will be reduced by an amount equal to, for all Portfolios in which Plan assets are invested (a) the value of Plan assets invested in a Portfolio on the last calendar day of the previous calendar quarter (or the value of an initial investment in the Portfolio, as of the day such initial investment is made during the calendar quarter) multiplied by (b) a reduction factor (the Reduction Factor) which is described in below, multiplied by (c) a fraction, the numerator of which is the number of days in the period for which the outside fee is being assessed and the denominator of which is the actual number of days in the calendar year of which that period is a part. For subsequent investments or redemptions aggregating to more than $5,000, the pro-rated fee for credit for the balance of the quarter will be calculated on the basis of the net percentage of the outside fee paid for the quarter during which the subsequent investment or redemption is made.

 In addition, for investment management and related services provided to the Trust, the Consulting Group is paid, from each Portfolio, a management fee which computed daily and paid monthly at an annual rate ranging from .15 percent to .70 percent of the value of the Portfolio's average daily net assets depending upon the Portfolio's objective. From these management fees, the Consulting Group compensates the Sub-Adviser. This "inside fee," which is the difference between the individual Portfolio's total management fee and the fee paid by the Consulting Group to the Sub-Adviser, varies from 20 to 30 basis points depending on the Portfolio (except for the Government Money Investments Portfolio which, for competitive purposes, pays a management fee equal to the Sub-Adviser's fee). Each Portfolio also pays Boston Advisors a management fee that is computed daily and paid monthly for the services it performs as administrator to the Trust at an annual fixed rate of .20 percent of the value of the Portfolio's average daily net assets. Such fee is also included in the total management fee.

 The management fees that are paid at the Portfolio level to Boston Advisors, the Consulting Group and the Sub-Advisers are set forth in the table below. For purposes of the table, Boston Advisors is referred to as "BA", the Consulting Group as "CG" and the Sub-Advisers as "SA." As noted in the table, the sum of the management fees paid by a Portfolio to Boston Advisors plus the fees retained by the Consulting Group and the Sub-Advisers equals the total management fee paid by that Portfolio.

----------
 /12/ Shearson Lehman explains that, under one alternative, Plan participants who give instructions to redeem shares of a Portfolio must give corresponding instructions to reinvest proceeds in another investment vehicle made available under the Plan, thus ensuring that a participant's investment assets are continually invested. Under a second alternative which is described above, Shearson Lehman represents that participants will not be required to give corresponding instructions and all investment assets for which no investment instructions have been given will be swept into a money market fund that is not affiliated with Shearson Lehman. In this regard, the Department is expressing no opinion regarding whether any of the arrangements described above comply with the requirements of section 404(c) of the Act.

 /13/ The applicant represents that the outside fee is not imposed on accounts of employees of American Express and its subsidiaries, including Shearson Lehman, accounts of their immediate families and IRAs and certain employee pension benefit plans for these persons. The applicant states that this fee is waived to encourage employees to invest in Shearson Lehman. With respect to IRAs or Plans maintained by Shearson Lehman and its affiliates, the applicant asserts that such waiver would be required by PTE 77-3.

--------------------------------------------------------------------------------
                             TOTAL             TOTAL FEE SA RETAINED CG RETAINED
                            MANAGE-   BA FEE     SA/CG       FEE         FEE
          PORTFOLIO         MENT FEE (PERCENT) (PERCENT)  (PERCENT)   (PERCENT)
--------------------------------------------------------------------------------
Government Money Invest-
ments.....................    0.35     0.20      0.15       0.15        0.00
Intermediate Fixed Income
Investments...............     .60      .20       .40        .20         .20
Total Return Fixed Income
Investments...............     .60      .20       .40        .20         .20
Municipal Bond Invest-
ments.....................     .60      .20       .40        .20         .20
Mortgage Backed Invest-
ments.....................     .70      .20       .50        .25         .25
Balanced Investments......     .80      .20       .60        .30         .30
Large Capitalization Value
Equity Investments........     .80      .20       .60        .30         .30
Large Capitalization
Growth Investments........     .80      .20       .60        .30         .30
Small Capitalization Value
Equity Investments........     .80      .20       .60        .30         .30
Small Capitalization
Growth Investments........     .80      .20       .60        .30         .30
International Equity In-
vestments.................     .90      .20       .70        .40         .30
International Fixed Income
Investments...............     .70      .20       .50        .25         .25
--------------------------------------------------------------------------------

 Shearson Lehman proposes to offset, quarterly, against the outside fee such amount as is necessary to assure that the Consulting Group retains no more than 20 basis points from any Portfolio on investment of assets attributable to any Plan./14/ In this way, the aggregate of the inside fees and the outside fees retained by the Consulting Group will remain constant regardless of the distribution of a Plan's assets among the Portfolio.

 Shearson Lehman has developed the following example to demonstrate how the fee offset mechanism would work:

 Assume that as of March 31, 1992, the average daily value of Trust Portfolio shares held by a Plan investor was $1,000. Investment assets attributable to the Plan were distributed among five Trust Portfolios: (1) Government Money Investments in which the Plan made a $50 investment and from which the Consulting Group would not retain an inside fee; (2) Total Return Fixed Income investments in which the Plan made a $200 investment and the Consulting Group would retain an inside fee of .20 percent; (3) Small Capitalization Growth Investments in which the Plan made a $250 investment and the Consulting Group would be entitled to receive an inside fee of .30 percent; (4) Large Capitalization Growth Investments in which the Plan made a $250 investment and the Consulting Group would retain an inside fee of .30 percent; and (5) International Equity Investments in which the Plan made a $250 investment and the Consulting Group would be entitled to receive an inside fee of .30 percent.

 Assume that the Plan investor pays the maximum annual outside fee of 1.50 percent so that the total outside fee for the calendar quarter April 1 through June 30, prior to the fee offset would be ($1,000) 1.50% (.25)=$3.75.

 Under the proposed fee offset, the outside fee charged to the Plan must be reduced by a Reduction Factor to ensure that the Consulting Group retains an inside fee of no more than .20% from each of the Portfolios on investment assets attributable to the Plan. The following table shows the Reduction Factor as applied to each of the Portfolios comprising the Trust:

--------------------------------------------------------------------------------

                                                             CG           REDUC-
                                                          RETAINED  FEE    TION
                                                            FEE    OFFSET FACTOR
                                                           (PER-   (PER-  (PER-
                        PORTFOLIO                          CENT)   CENT)  CENT)
--------------------------------------------------------------------------------
Government Money Investments.............................   0.00    0.20   0.00
Intermediate Fixed Income Investments....................    .20     .20    .00
Total Return Fixed Income Investments....................    .20     .20    .00
Municipal Bond Investments...............................    .20     .20    .00
Mortgage Backed Investments..............................    .25     .20    .05
Balanced Investments.....................................    .30     .20    .10
Large Capitalization Value Equity Investments............    .30     .20    .10
Large Capitalization Growth Investments..................    .30     .20    .10
Small Capitalization Value Equity Investments............    .30     .20    .10
Small Capitalization Growth Investments..................    .30     .20    .10
International Equity Investments.........................    .30     .20    .10
International Fixed Income Investments...................    .25     .20    .05
--------------------------------------------------------------------------------

 Under the proposed fee offset, a Reduction Factor of .10% is applied against the quarterly outside fee with respect to the value of Plan assets that have been invested in Portfolios (3), (4) and (5) only. As noted above Portfolios
(1) and (2) do not involve a Reduction Factor because the fee retained by the Consulting Group for these Portfolios does not exceed 20 basis points. Therefore, the quarterly offset for the plan investor is computed as follows:
(.25) [($250) .10%+($250) .10%+($250) .10%]=$0.1875.

 In the foregoing example, the Plan investor, like all other investors in the TRAK Program, would receive a statement for its TRAK account on or about April 15, 1992. This statement would show the outside fee to be charged for the calendar quarter April 1, through June 30 (i.e., $3.75-$0.1875=$3.5625). The Plan investor would be asked to pay the outside fee for that quarter by May 3, 1992 (i.e., the third day of the second month of the calendar quarter). If the outside fee were not paid by that date, Shearson Lehman would debit the account of the Plan investor (as with other investors) for the amount of the outside fee (pursuant to the authorization contained in the TRAK Investment Advisory Agreement, and as described in the Statement of Additional Information appended to the Prospectus)./15/

 Because the Consulting Group will retain no inside fee with respect to assets invested in the

-----------
 /14/ Shearson Lehman asserts that it chose 20 basis points as the maximum net fee retained for management services rendered to the Portfolios because this amount represents the lowest percentage management fee charged by Shearson Lehman among the Portfolios (excluding the Government Money Investments Portfolio for which Shearson Lehman charges no management fee).

 /15/ The applicant explains that the foregoing example illustrates the fact that the outside fee and the fee offset are computed contemporaneously and that Plan investors will get the benefit of the fee offset contemporaneously upon the payment of the outside fee. Because the inside fee is paid monthly and the fee offset is computed quarterly, the applicant also explains that Shearson Lehman does not receive the benefit of a "float" as a result of such calculations because the fee offset will always be realized no later than the time that the outside fee is paid (i.e., on or about the third day of the second month of the calendar quarter). Since the inside fee is paid at the end of each calendar month, the applicant further explains that Plan investors will realize the full benefit of the offset before the time that the inside fee is paid for the second and third months of the calendar quarter.

Government Money Investment Portfolio, Shearson Lehman notes that a potential conflict may exist by reason of the variance in net inside fees among the Government Money Investments Portfolio and the other Portfolios. Shearson Lehman also recognizes that this factor could result in the Consulting Group's recommendation of a higher-fee generating Portfolio-Type to an investing Plan. To address this potential conflict, Shearson Lehman will disclose to all participants in the TRAK Program that the Consulting Group will retain no inside fee for assets invested in the Government Money Investments Portfolio.
 19. In summary, it is represented that the proposed transactions will meet the statutory criteria for an exemption under section 408(a) of the Act because:
(a) The investment of a Plan's assets in the TRAK Program will be made and approved by a Plan fiduciary which is independent of Shearson Lehman and its affiliates such that Independent Plan Fiduciaries will maintain complete discretion with respect to participating in the TRAK Program; (b) Independent Plan Fiduciaries will have an opportunity to redeem their shares in the Trust in such fiduciaries' individual discretion; (c) no Plan will pay a fee or commission by reason of the acquisition or redemption of shares in the Trust;
(d) prior to making an investment in TRAK, each Independent Plan Fiduciary will receive offering materials and disclosures from either Shearson Lehman or the Consulting Group which disclose all material facts concerning the purpose, structure, operation and investment in the TRAK Program; (e) the Consulting Group will provide written documentation to an Independent Plan Fiduciary of its recommendations or evaluations, including the reasons and objective criteria forming the basis for such recommendations or evaluations; (f) any sub-Adviser that is appointed by the Consulting Group to exercise investment discretion over a Portfolio will always be independent of Shearson Lehman and its affiliates; (g) the annual investment advisory fee that is paid by a Plan to the Consulting Group for investment advisory services rendered to such Plan will be offset by such amount as is necessary to assure that the Consulting Group retains no more than 20 basis points from any Portfolio on investment assets attributable to the Plan investor; (h) the Consulting Group or Shearson Lehman will make periodic written disclosures to participating Plans with respect to the financial condition of the TRAK Program, the total fees that it and its affiliates will receive from such Plan investors and the value of the Plan's interest in the TRAK Program; and (i) on a quarterly and annual basis, the Consulting Group will provide written disclosures to all Plans with respect to (1) the percentage of each Trust Portfolio's brokerage commissions that are paid to Shearson Lehman and its affiliates and (2) the average brokerage commission per share paid by each Portfolio to Shearson Lehman as compared to the average brokerage commission per share paid by each Portfolio to brokers other than Shearson Lehman and its affiliates, both expressed as cents per share.

FOR FURTHER INFORMATION CONTACT:
Ms. Jan D. Broady of the Department, telephone (202) 523-8881. (This is not a toll-free number.)

GENERAL INFORMATION
 The attention of interested persons is directed to the following:
 (1) The fact that a transaction is the subject of an exemption under section 408(a) of the Act and/or section 4975(c)(20) of the Code does not relieve a fiduciary or other party in interest of disqualified person from certain other provisions of the Act and/or the Code, including any prohibited transaction provisions to which the exemption does not apply and the general fiduciary responsibility provisions of section 404 of the Act, which among other things require a fiduciary to discharge his duties respecting the plan solely in the interest of the participants and beneficiaries of the plan and in a prudent fashion in accordance with section 404(a)(1)(b) of the act, nor does it affect the requirement of section 401(a) of the Code that the plan must operate for the exclusive benefit of the employees of the employer maintaining the plan and their beneficiaries;
 (2) Before an exemption may be granted under section 408(a) of the Act and/or section 4975(c)(2) of the Code, the Department must find that the exemption is administratively feasible, in the interests of the plan and of its participants and beneficiaries and protective of the rights of participants and beneficiaries of the plan;
 (3) The proposed exemptions, if granted, will be supplemental to, and not in derogation of, any other provisions of the Act and/or the Code, including statutory or administrative exemptions and transitional rules. Furthermore, the fact that a transaction is subject to an administrative or statutory exemption is not dispositive of whether the transaction is in fact a prohibited transaction; and
 (4) The proposed exemptions, if granted, will be subject to the express condition that the material facts and representations contained in each application are true and complete, and that each application accurately describes all material terms of the transaction which is the subject to the exemption.
 Signed at Washington, DC, this 31st day of March 1992.
Ivan Strasfeld,
Director of Exemption Determinations, Pension and Welfare Benefits Administration, U.S. Department of Labor.
(FR Doc. 92-7712 Filed 4-2-92; 8:45 am)
BILLING CODE 4510-29-M

                                FINAL EXEMPTION

SHEARSON LEHMAN BROTHERS, INC. (SHEARSON LEHMAN), LOCATED IN NEW YORK, NY

[Prohibited Transaction Exemption 92-77; Exemption Application No. D-8723]

EXEMPTION

Section I. Converted Transactions
 The restrictions of section 406(a) of the Act and the sanctions resulting from the application of section 4975 of the Code, by reason of section 4975(c)(1)
(A) through (D) shall not apply to the proposed purchase or redemption of shares by an employee benefit plan, an individual retirement account (the IRA) or a retirement plan for a self-employed individual (the Keogh Plan; collectively, the Plans) in the Shearson Lehman-established Trust for TRAK Investments (the Trust) in connection with such Plans' participation in the TRAK Personalized Investment Advisory Service (the TRAK Program). In addition, the restrictions of section 406 (b)(1) and (b)(2) of the Act and the sanctions resulting from the application of section 4975 of the Code by reason of section 4975(c)(1)(E) shall not apply to the provision, by the Consulting Group Division of Shearson Lehman (the Consulting Group), of investment advisory services to an independent fiduciary of a participating Plan (the Independent Plan Fiduciary) which may result in such fiduciary's selection of a portfolio grouping (the Portfolio-Type) in the TRAK Program for the investment of Plan assets.
 This exemption is subject to the following conditions that are set forth below in section II.

Section II. General Conditions
 (1) The participation of Plans in the TRAK Program will be approved by an Independent Plan Fiduciary. For purposes of this requirement, an employee, officer or director of Shearson Lehman and/or its affiliates covered by an IRA not subject to title I of the Act will be considered an Independent Plan Fiduciary with respect to such IRA.

 (2) The total fees paid to the Consulting Group and its affiliates will constitute no more than reasonable compensation.
 (3) No Plan will pay a fee or commission by reason of the acquisition or redemption of shares in the Trust.
 (4) The terms of each purchase or redemption of Trust shares shall remain at least as favorable to an investing Plan as those obtainable in an arm's length transaction with an unrelated party.
 (5) The Consulting Group will provide written documentation to an Independent Plan Fiduciary of its recommendations or evaluations based upon objective criteria.
 (6) Any recommendation or evaluation made by the Consulting Group to an Independent Plan Fiduciary will be implemented only at the express direction of such independent fiduciary.
 (7) The Consulting Group will generally give investment advice to an Independent Plan Fiduciary with respect to Portfolio-Types. However, in the case of a Plan providing for participant-directed investments (the Section 404(c) Plan), the Consulting Group will provide investment advice that is limited to the Portfolios made available under the Plan.
 (8) Any sub-adviser (the Sub-Adviser) that acts for the Trust to exercise investment discretion over a Portfolio will be independent of Shearson Lehman and its affiliates.
 (9) Immediately following the acquisition by a Portfolio of any securities that are issued by Shearson Lehman and/or its affiliates, the percentage of that Portfolio's net assets invested in such securities will not exceed one percent.
 (10) The quarterly investment advisory fee that is paid by a Plan to the Consulting Group for investment advisory services rendered to such Plan will be offset by such amount as is necessary to assure that the Consulting Group retains no more than 20 basis points from any Portfolio which contains investments attributable to the Plan investor.
 (11) The Consulting Group will not retain an investment advisory or management fee from the Government Money Investments Portfolio.
 (12) With respect to its participation in the TRAK Program prior to purchasing Trust shares
 (a) Each Plan will receive the following written or oral disclosures from the Consulting Group:
 (1) A copy of the prospectus (The Prospectus) for the Trust discussing the investment objectives of the Portfolios comprising the Trust, the policies employed to achieve these objectives, the corporate affiliation existing between the Consulting Group, Shearson Lehman and its subsidiaries and the compensation paid to such entities.
 (2) Upon written or oral request to Shearson Lehman, a Statement of Additional Information supplementing the Prospectus which describes the types of securities and other instruments in which the Portfolios may invest, the investment policies and strategies that the Portfolios may utilize and certain risks attendant to those investments, policies and strategies.
 (3) A copy of the investment advisory agreement between the Consulting Group and such Plan relating to participation in the TRAK Program.
 (4) Upon written request of Shearson Lehman, copy of the respective investment advisory agreement between the Consulting Group and the Sub-Advisers.
 (5) In the case of a Section 404(c) Plan, if required by the arrangement negotiated between the Consulting Group and the Plan, an explanation by a Shearson Lehman Financial Consultant (the Financial Consultant) to eligible participants in such Plan, of the services offered under the TRAK Program and the operation and objectives of the Portfolios.
 (b) If accepted as an investor in the TRAK Program, an Independent Plan Fiduciary of an IRA or Keogh Plan, will be required to acknowledge, in writing, prior to purchasing Trust shares that such fiduciary has received copies of such documents.
 (c) With respect to a Section 404(c) Plan, written acknowledgement of the receipt of such documents will be provided by the Independent Plan Fiduciary (i.e., the Plan administrator, trustee or named fiduciary, as the recordholder of Trust shares). Such Independent Plan Fiduciary will be required to represent in writing to Shearson Lehman that such fiduciary is (1) independent of Shearson Lehman and its affiliates and (2) knowledgeable with respect to the Plan in administrative matters and funding matters related thereto, and able to make an informed decision concerning participation in the TRAK Program.
 (d) With respect to a Plan that is covered under Title 1 of the Act, where investment decisions are made by a trustee, investment manager or named fiduciary, and Independent Plan Fiduciary will be required to acknowledge, in writing, receipt of such documents and represent to Shearson Lehman that such fiduciary is (1) independent of Shearson Lehman and its affiliates, (2) capable of making an independent decision regarding the investment of Plan assets and
(3) knowledgeable with respect to the Plan in administrative matters and funding matters related thereto, and able to make an informed decision concerning participation in the TRAK Program.
 (13) Each Plan will receive the following: written or oral disclosures with respect to its ongoing participation in the TRAK Program;
 (a) The Trust's semi-annual and annual report which will include financial statements for the Trust and investment management fees paid by each Portfolio.
 (b) A written quarterly monitoring report containing an analysis and an evaluation of a Plan investor's account to ascertain whether the Plan's investment objectives have been met and recommending, if required, changes in Portfolio allocations.
 (c) If required by the arrangement negotiated between the Consulting Group and a Section 404(c) Plan, a quarterly, detailed investment performance monitoring report, in writing, provided to an Independent Plan Fiduciary of such Plan showing Plan level asset allocations. Plan cash flow analysis and annualized risk adjusted rates of return for Plan investments. In addition, if required by such arrangement, Financial Consultants will meet periodically with Independent Plan Fiduciaries of Section 404(c) Plans to discuss the performance monitoring report as well as with eligible participants to review their accounts' performance.
 (d) If required by the arrangement negotiated between the Consulting Group and a Section 404(c) Plan, a quarterly participant performance monitoring report provided to a Plan participant which accompanies the participant's benefit statement and describes the investment performance of the Portfolios, the investment performance of the participant's individual investment in the TRAK Program, and gives market commentary and toll-free numbers that will enable the participant to obtain more information about the TRAK Program or to amend his or her investment allocations.
 (e) On a quarterly and annual basis, written disclosures to all Plans of the
(1) percentage of each Portfolio's brokerage commissions that are paid to Shearson Lehman and its affiliates and (2) the average brokerage commission per share paid by each Portfolio to Shearson Lehman and its affiliates, as compared to the average brokerage commission per share paid by the Trust to brokers other than Shearson Lehman and its affiliates, both expressed as cents per share.
 (14) Shearson Lehman shall maintain, for a period of six years, the records necessary to enable the persons described in paragraph (10) of this section to determine whether the conditions of this exemption have been met, except that
(a) a prohibited transaction will not
be considered to have occurred if, due to circumstances beyond the control of Shearson Lehman and/or its affiliates, the records are lost or destroyed prior to the end of the six year period, and (b) no party in interest other than Shearson Lehman shall be subject to the civil penalty that may be assessed under section 502(i) of the Act, or to the taxes imposed by section 4975 (a) and (b) of the Code, if the records are not maintained, or are not available for examination as required by paragraph (15) below.
 (15) (a) Except as provided in section (b) of this paragraph and notwithstanding any provisions of subsections (a)(2) and (b) of section 504 of the Act, the records referred to in paragraph (14) of this section shall be unconditionally available at their customary location during normal business hours by:
 (1) Any duly authorized employee or representative of the Department or the Internal Revenue Service (the Service);
 (2) Any fiduciary of a participating Plan or any duly authorized representative of such fiduciary;
 (3) Any contributing employer to any participating Plan or any duly authorized employee representative of such employer; and
 (4) Any participant or beneficiary of any participating Plan, or any duly authorized representative of such participant or beneficiary.
 (b) None of the persons described above in subparagraphs (2)-(4) of this paragraph (15) shall be authorized to examine the trade secrets of Shearson Lehman or commercial or financial information which is privileged or confidential.

Section III. Definitions
 For purposes of this exemption:
 (1) An "affiliate" of Shearson Lehman includes--
 (a) Any person directly or indirectly through one or more intermediaries, controlling, controlled by, or under common control with Shearson Lehman. (For purposes of this subsection, the term "control" means the power to exercise a controlling influence over the management or policies of a person other than an individual.)
 (b) Any officer, director or partner in such person, and
 (c) Any corporation or partnership of which such person is an officer, director or a 5 percent partner or owner.
 (2) An "Independent Plan Fiduciary" is a Plan fiduciary which is independent of Shearson Lehman and its affiliates and is either
 (a) A Plan administrator, trustee or named fiduciary, as the recordholder of Trust shares of a Section 404(c) Plan,
 (b) A participant in a Keogh Plan,
 (c) An individual covered under a self-directed IRA which invests in Trust shares, or
 (d) A trustee, investment manager or named fiduciary responsible for investment decisions in the case of a title I Plan that does not permit individual direction as contemplated by Section 404(c) of the Act.
 For a more complete statement of the facts and representations supporting the Department's decision to grant this exemption, refer to the notice of proposed exemption (the Notice) published on April 3, 1992 at 57 FR 11514.
EFFECTIVE DATE: This exemption is effective as of April 3, 1992.

WRITTEN COMMENTS
 The Department received one comment letter with respect to the Notice and no requests for a public hearing. The letter, which was submitted by Shearson Lehman, addresses certain clarifications to the Notice, including clarifications to the General Conditions and the Summary of Facts and Representations. Discussed below are the changes suggested by Shearson Lehman and the Department's responses thereto. In addition, the Department has made several clarifying changes to the final exemption which are also discussed below.
 With respect to the General Conditions that are set forth in Section II of the Notice. Shearson Lehman wishes to make several clarifications. In this regard, Shearson Lehman notes that, in general, in the case of IRAs that are maintained by employees of Shearson Lehman or its affiliates, such employees should be considered "Independent Plan Fiduciaries." In addition, Shearson Lehman requests that Condition (1) should read as follows in order that it will conform to the other General Conditions:
 The participation of plans in the TRAK Program will be approved by an Independent Plan Fiduciary.
 To clarify that Sub-Advisers act for the Trust after having been approved by the Trust in accordance with the terms of section 15(a) and (c) of the Investment Company Act of 1940, as amended (the 1940 Act), or any exemption granted by the Securities and Exchange Commission, Shearson Lehman recommends that Condition (8) of the General Conditions be modified to read as follows:
 Any sub-adviser (the Sub-Adviser) that acts for the Trust to exercise investment discretion over a Portfolio will be independent of Shearson Lehman and its affiliates.
 In the case of a Plan covering one or more employees of the Plan sponsor (such as a Section 404(c) Plan), Shearson Lehman notes that Condition (10) requires only that the investment advisory fee paid by the Plan be offset in the manner described in the condition (i.e., the offset will be determined based on the aggregate investment of the Plan accounts). Shearson Lehman represents that it does not have control over how the Plan, for internal expenses, allocates the offset among individual accounts. As long as the fee is offset at the Plan level, Shearson Lehman represents that it cannot be construed to have any economic incentive to provide investment allocation advice favoring one Portfolio over another.
 Shearson Lehman observes that several of the General Conditions refer to "Shearson Lehman and its affiliates" but the Notice does not define the term "affiliate." After giving due consideration to this comment, the Department has determined to add a new Section III to the exemption titled "Definitions" in which the terms "affiliate," and "Independent Plan Fiduciary" are defined as follows:
 An "affiliate" of Shearson Lehman includes (a) any person directly or indirectly through one or more intermediaries, controlling, controlled by, or under common control with Shearson Lehman (For purposes of this subsection, the term "control" means the power to exercise a controlling influence over the management of policies of a person other than an individual.) (b) any officer, director or partner in such person, and (c) any corporation or partnership of which such person is an officer, director or a 5 percent partner or owner.
 An "Independent Plan Fiduciary" is a Plan fiduciary which is independent of Shearson Lehman and its affiliates and is either (a) a Plan administrator, trustee or named fiduciary, as the recordholder of Trust shares of a Section 404(c) Plan, (b) a participant in a Keogh Plan, (c) an individual covered under a self-directed IRA which invests in Trust shares, or (d) a trustee, investment manager or named fiduciary responsible for investment decisions in the case of a Title I Plan that does not permit individual direction as contemplated by section 404(c) of the Act.
 With respect to modifications to the Summary of Facts and Representations, Shearson Lehman represents that the first paragraph of Item 1 of the Notice which was based on the application for exemption confuses the descriptions of Shearson Holdings, Shearson Lehman and Shearson Lehman Brothers. Accordingly, Shearson Lehman requests that the third, fourth and fifth sentences of that paragraph be amended to read as follows:

 Shearson Holdings conducts its principal businesses through two divisions of Shearson Lehman--Shearson Lehman Brothers and Lehman Brothers. Shearson Lehman Brothers is responsible for individual investor services and asset management while Lehman Brothers is responsible for securities underwriting, financial advisory, investment and merchant banking services and securities and commodities trading as principal and agent. Shearson Lehman is a member of all principal securities and commodities exchanges in the United States and the National Association of Securities Dealers, Inc.
 Shearson Lehman also wishes to update the second sentence of the second paragraph under Item 2 of the Notice by noting that the Balanced Investments Portfolio is expected to be offered in July 1992 at an initial per share value of $8.00.
 In order that Footnote 1 of the Notice more closely tracks the language of Condition (9). Shearson Lehman suggests the following modification:
 Because a Portfolio is not precluded from investing in securities that are issued by Shearson Lehman or its affiliates. Shearson Lehman represents that, as a limitation, immediately following the acquisition by a Portfolio of any securities that are issued by Shearson Lehman and/or its affiliates, the percentage of that Portfolio's net assets invested in such securities will not exceed one percent.
 Since Shearson Lehman cannot assure that Section 404(c) Plans participating in the TRAK Program will pass through voting rights to participants on a pro rata basis, it recommends that the second paragraph of Footnote 2 of the Notice be amended to read as follows:
 In the case of individual account plans such as Section 404(c) Plans, Shearson Lehman believes that most Plans will pass-through the vote to participants on a pro rata basis.
 Shearson Lehman also represents that it may serve as prototype sponsor for Plans participating in the TRAK Program. Therefore, the third sentence of the second paragraph under Item 3 of the Notice should be amended by adding the following language:
 Accordingly, Shearson Lehman has requested prospective exemptive relief from the Department with respect to the purchase and redemption of shares in the Trust by participating Plans which it does not sponsor (other than only as prototype sponsor) of have discretionary investment authority over the Plan's assets which would be invested in Trust shares.
 To clarify that Plans for which Shearson Lehman has a pre-existing relationship will be able to participate in TRAK, Shearson Lehman asks that the second sentence of Footnote 4 be amended to read as follows:
 The applicant further represents that although the exemptive relief proposed above would not permit Shearson Lehman or an affiliate, while serving as a Plan fiduciary with discretionary authority over the management of a Plan's assets, to invest in Trust shares those assets over which it exercises discretionary authority, a purchase or redemption of Trust shares under such circumstances would be permissible if made in compliance with the terms and conditions of Class Prohibited Transaction Exemption (PTE) 77-4 [42 FR 16732. April 8, 1977).
 Shearson Lehman represents that the Trust's Board of Directors consists of seven members, four of whom are not affiliated with Shearson Lehman and three of whom are affiliated with Shearson Lehman, all in accordance with the provisions of section 10(b) of the 1940 Act. Accordingly, Shearson Lehman recommends that Item 4 of the Notice be amended to read as follows:
 Overall responsibility for the management and supervision of the Trust and the Portfolios rests with the Trust's Board of Trustees (the Trustees) which currently is comprised of seven members. The Trustees approve all significant agreements involving the Trust and the persons and companies who provide services to the Trust and the Portfolios. Three of the Trustees and all of the Trust's executive officers are affiliated with Shearson Lehman and/or its affiliates. The four remaining Trustees are not affiliated with Shearson Lehman.
 Because the applicant now represents that not all services described in Footnote 7 of the Notice will be provided to every Section 404(c) Plan. Shearson Lehman believes that an updated, clarifying paragraph should be added to the footnote which would read as follows:
 The applicant notes that not all of the services described in the preceding two paragraphs will be provided to every Section 404(c) Plan. The services provided to each Plan will depend on the arrangement negotiated between Shearson Lehman and the Independent Plan Fiduciary.
 Shearson Lehman represents that it cannot assure that the Plan administrator, trustee or named fiduciary of a Section 404(c) Plan will make available a copy of the Trust Prospectus to each participant. Therefore, it requests that Footnote 8 of the Notice be amended to read as follows:
 In the case of a Section 404(c) Plan, the applicant represents that the Plan administrator, trustee or named fiduciary, as the recordholder of Trust shares, will receive a copy of the Trust Prospectus. If requested by such Plan administrator, trustee or named fiduciary, Shearson Lehman will make available to such Independent Plan Fiduciary sufficient quantities of Prospectuses for a distribution to Plan participants, as well as provide Statements of Additional Information to any party upon request.
 Item 15 of the Notice inadvertently states that investors in the TRAK Program may exchange Portfolio shares with one another. Shearson Lehman wishes to clarify that the first sentence of Item 15 should be amended to read as follows:
 Shares of a Portfolio may be exchanged by an investor, without any exchange fee, for shares of another Portfolio at their respective net asset values.
 Shearson Lehman states that PTE 77-3 applies only to employee benefit plans and is, therefore, inapplicable to IRAs maintained by employees of Shearson Lehman or its affiliates. In addition, Shearson Lehman states that it does not currently charge an outside fee for such IRA accounts but it may do so in the future. Accordingly, Shearson Lehman recommends that the first and last sentences of Footnote 13 of the Notice be amended to read as follows:
 The applicant represents that the outside fee is not currently imposed on accounts of American Express and its subsidiaries, including Shearson Lehman, accounts of their immediate families and IRAs and certain employee pension benefit plans for these persons * * * With respect to employee pension benefit plans maintained by Shearson Lehman or its affiliates for their employees, the applicant asserts that such waiver would be required by PTE 77-3.
 With respect to the TRAK fee structure described in the Notice in Item 18 and the accompanying example, Shearson Lehman wishes to make two clarifications. First, because the TRAK fee and corresponding fee offset for a calendar quarter are based on the "net asset value" of Trust Portfolio shares at the end of the immediately preceding calendar quarter rather than the "average daily value" of Trust Portfolio shares, Shearson Lehman requests that the first sentence of the example be amended to read as follows:
 Assume that as of March 31, 1992, the net asset value of Trust Portfolio shares held by a Plan Investor was $2,000.
 Second, Shearson Lehman has updated its submission by representing that the last parenthetical of the last paragraph of the example should not refer to the "Statement of Additional Information" but should instead refer to the "TRAK Program Description."

Therefore, Shearson Lehman recommends that the parenthetical read as follows:

 (pursuant to the authorization contained in the TRAK Investment Advisory Agreement, and as described in the TRAK Program Description appended to the Prospectus)
 Finally, Shearson Lehman suggests that Clause (e) under Item 19 should be modified to track the language of Condition (5) as follows:

 the Consulting Group will provide written documentation to an Independent Plan Fiduciary of its recommendations or evaluations based on objective criteria.
 The Department has reviewed the clarifications and amendments as described above, and concurs with these changes. Accordingly, upon consideration of the entire record, including the written comment received, the Department has determined to grant the exemption subject to the aforementioned changes.

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[APPLICATION NOS. D-9337 AND D-9415]

SMITH BARNEY SHEARSON (SBS), LOCATED IN NEW YORK, NY

NEW AGENCY: Pension and Welfare Benefits Administration, Labor.

ACTION: Notice of proposed exemption to modify and replace prohibited transaction exemption (PTE) 92-77 involving Shearson Lehman Brothers, Inc. (Shearson Lehman).
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SUMMARY: This document contains a notice of pendency before the Department of Labor (the Department) of a proposed individual exemption which, if granted, would replace PTE 92-77 (55 FR 45833, October 5, 1992). PTE 92-77 permits the purchase or redemption of shares by an employee benefit plan, an individual retirement account (the IRA) or a retirement plan for a self-employed individual (the Keogh Plan; collectively the Plans) in the Trust for TRAK Investments (the Trust) established by Shearson Lehman, in connection with such loans' participation in the TRAK Personalized Investment Advisory Service (the TRAK Program). In addition, PTE 92-77 permits the provision, by the Consulting Group Division of Shearson Lehman (the Consulting Group), of investment advisory services to an independent fiduciary of a participating Plan (the Independent Plan Fiduciary) which may result in such fiduciary's selection of a portfolio (the Portfolio) in the TRAK Program for the investment of Plan assets. These transactions are described in a notice of pendency that was published in the Federal Register on April 3, 1992 at 57 FR 11514. PTE 92-77 is effective as of April 3, 1992.
 If granted, the proposed exemption would replace PTE 92-77, which as discussed below, expired by operation of the law. The new proposed exemption would permit the replacement of Shearson Lehman with a newly-merged entity known as "Smith Barney Shearson, Inc." It would also permit the adoption of a daily-traded collective investment fund (the GIC Fund) for Plans providing for participant directed investments (the Section 404(c) Plans). The proposed exemption would provide conditional relief that is identical to that provided by PTE 92-77. In addition, the proposed exemption would affect participants and beneficiaries of, and fiduciaries with respect to, Plans participating in the TRAK Program.

DATES: Written comments and requests for a public hearing should be received by the Department on or before the expiration of 60 days from the publication of this proposed exemption in the Federal Register. If granted, the proposed exemption will be effective July 31, 1993 for transactions that are covered by PTE 92-77. With respect to transactions involving the GIC Fund, the proposed exemption will be effective as of the date the grant notice is published in the Federal Register.

ADDRESSES: All written comments and requests for a public hearing (preferably, three copies) should be sent to the Office of Exemption Determinations, Pension and Welfare Benefits Administration, Room N-5849, U.S. Department of Labor, 200 Constitution Avenue, NW., Washington, DC 20210. Attention: Application Nos. D-9337 and D-9415. The applications pertaining to the proposed exemption and the comments received will be available for public inspection in the Public Documents Room of the Pension and Welfare Benefits Administration. U.S. Department of Labor, Room N-3307, 200 Constitution Avenue, NW., Washington, DC 20210.

FOR FURTHER INFORMATION CONTACT: Ms. Jan D. Broady, Office of Exemption Determinations, Pension and Welfare Benefits Administration, U.S. Department of Labor, telephone (202) 219-8881. (This is not a toll-free number.)

SUPPLEMENTARY INFORMATION: Notice is hereby given of the pendency before the Department of a proposed exemption that would replace PTE 92-77. PTE 92-77 provides an exemption from certain prohibited transaction restrictions of section 406 of the Employee Retirement Income Security Act of 1974 (the Act) and from the sanctions resulting from the application of section 4975 of the Internal Revenue Code of 1986 (the Code), as amended, by reason of section 4975(c)(1) of the Code. The proposed exemption was requested in an application filed by SBS pursuant to section 408(a) of the Act and section 4975(c)(2) of the Code, and in accordance with the procedures (the Procedures) set forth in 29 CFR Part 2570, Subpart 3 (55 FR 32836, August 10, 1990). Effective December 31, 1978, section 102 of Reorganization Plan No. 4 of 1978 (43 FR 47713, October 17, 1978) transferred the authority of the Secretary of the Treasury to issue exemptions of the type requested to the Secretary of Labor. Accordingly, this proposed replacement exemption is being issued solely by the Department.

 As stated briefly above, PTE 92-77 allows Shearson Lehman to make the TRAK Program available to Plans that acquire shares in the Trust subject to certain conditions. Specifically, PTE 92-77 provides exemptive relief from section 406(a) of the Act and the sanctions resulting from the application of section 4975 of the Code, by reason of section 4975(c)(1) (A) through (D) of the Code, with respect to the purchase or redemption of shares in the Trust by Plans investing therein. In addition, PTE 92-77 provides exemptive relief from the restrictions of section 408(b)(1) and (b)(2) of the Act and the sanctions resulting from the application of section 4975 of the Code, by reason of section 4975(c)(1)(E) of the Code, with respect to the provision, by the Consulting Group of Shearson Lehman, of investment advisory services to an Independent Plan Fiduciary of a Plan participating in the TRAK Program which may result in such fiduciary's selection of a Portfolio in the TRAK Program for the investment of Plan assets.

 Subsequent to the granting of PTE 92-77, Shearson Lehman informed the Department that it had signed an asset purchase agreement with Primerica Corporation (Primerica) and Smith Barney Harris Upham & Company, Inc. (Smith Barney), an indirect wholly owned subsidiary. The terms of the agreement provided for the sale of substantially all of the assets of Shearson Lehman and its Asset Management Divisions (collectively, the Shearson Divisions) to Smith Barney./1/ The transaction was completed on July 31, 1993. As a result of the transaction, most of the assets and business of the Shearson Divisions were transferred to Smith Barney which, upon merger with Shearson Lehman, was renamed "Smith Barney Shearson." (Smith Barney Shearson is denoted herein as SBS.) Shearson
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 /1/ Shearson Lehman's other primary division, Lehman Brothers, which is responsible for securities underwriting, financial advisory, investment and merchant banking services and commodities trading as a principal and agent has been retained by Shearson Lehman it has been renamed "Lehman Brothers Inc."

Lehman received cash and an interest-bearing note from SBS. As further consideration for the asset sale, SBS agreed to pay future contingent amounts based upon the combined performance of SBS and certain other Shearson Divisions acquired from Shearson Lehman. Shearson Lehman also assigned to the American Express Company (American Express) the right to receive 2.5 million shares of certain convertible preferred stock issued by Primerica and a warrant. As consideration for the assignment, American Express agreed to pay Shearson Lehman for the stock and the warrant based on their value as of March 12, 1993, the date of the Asset Purchase Agreement. At present, SBS offers the TRAK Program to investors through one or more of its subsidiaries or divisions.

 Since PTE 92-77 was granted, SBS informed the Department that it wished to modify the exemption in order to improve the TRAK Program and make it more responsive to the needs of investors. Specifically, SBS proposes to add to the Portfolios currently available under the TRAK Program, the GIC Fund, which is designed to invest primarily in guaranteed investment contracts (the GIC's), synthetic GIC products and/or units of other GIC collective funds. The GIC Fund will not differ in any material respects from the Government Money Investments Portfolio which generally permits daily redemptions of its shares. In addition, the GIC Fund will operate in a manner that is consistent with the requirements of PTE 92-77. SBS believes it is important to offer the GIC Fund to Section 404(c) Plans because these Plans may prefer to offer participants this type of investment option instead of the Government Money Investments Portfolio presently offered to such Plans under the TRAK Program. Therefore, SBS requests exemptive relief in order that the GIC Fund may be added to the Portfolios that are available under the Trust.

 The proposed GIC Fund will be a collective trust fund established and maintained by Smith Barney Shearson Trust Company (SBS Trust), a wholly owned subsidiary of Primerica. The GIC Fund will invest primarily in a portfolio of GICs with varying maturities issued by highly-rated insurance companies, and/or units of other collective funds invested in GICs. The GIC Fund may also invest in asset-backed investment products designed to offer risk and return characteristics similar to those of GICs (i.e., synthetic GIC products). In addition, the GIC Fund may hold short-term, low risk securities where the investment of all fund assets in GICs and/or units of other GIC collective funds is not feasible.

 SBS Trust will serve as the trustee of the GIC Fund. SBS Trust will employ a sub-adviser (the Sub-Adviser) which is independent of SBS and its affiliates to make recommendations on purchases of GICs and/or units of other GIC collective funds. Currently, SBS Trust employs Morley Capital Management (Morley Capital) of Lake Oswego, Oregon as the Sub-Adviser of the GIC Fund. SBS Trust will also employ Boston Company Investors Services Group (ISG), a business group of The Boston Company to provide custody and valuation services and The Shareholder Services Group, Inc. (TSSG), an entity which is indirectly owned by American Express, as transfer agent. Both ISG and TSSG are not affiliated with SBS.
 SBS represents that the GIC Fund will not pay a management or other similar fee to it or SBS Trust. (SBS Trust's fees for general trust services provided to a Section 404(c) Plan is included in such plan's investment advisory or "outside" fee.) A management fee may be paid to Morley Capital or any other Sub-Adviser which is independent of SBS and its affiliates. The GIC Fund will pay ISG, as custodian and provider of fund valuation services, a fee for such services, and TSSG, as transfer agent, a fee of $8.50 to $9.50 per Section 404(c) Plan, plus out-of-pocket expenses. With respect to the fees paid to SBS and its affiliates, the GIC Fund will not differ materially from the Government Money Investments Portfolio in that it will not pay a management or other similar fee to SBS or SBS Trust.
 SBS will describe the GIC Fund, in the prospectus (the Prospectus) and promotional materials it furnishes to Section 404(c) Plan participants who are interested in investing in the GIC Fund. Such disclosures will reflect, in all material respects, the information discussed above.
 Because of the foregoing material changes to the factual representations supporting PTE 92-77, the Department has determined that the prior exemption was no longer effective as of July 31, 1993, the date Shearson Lehman sold the assets described above to SBS. Thus, the Department is of the view that PTE 92-77 would be unavailable for use by SBS and its subsidiaries with respect to the subject transactions.
 Accordingly, the Department has decided to publish a new exemption which, if granted, would replace PTE 92-77. Under the replacement exemption, all references to Shearson Lehman would be replaced with references to SBS. In addition, the replacement exemption would incorporate the new GIC Fund, SBS Trust, ISG and TSSG. Further, the replacement exemption would have an effective date of July 31, 1993 for transactions described in PTE 92-77. With respect to transactions involving the GIC Fund, the replacement exemption would become effective as of the date of the grant of the notices of pendency.

NOTICE TO INTERESTED PERSONS
 Notice of the proposed exemption will be mailed by first class mail to each Plan which invests in the TRAK Program. The notice will contain a copy of the notice of proposed exemption as published in the Federal Register and an explanation of the rights of interested persons to comment on and/or request such a hearing with respect thereto. Such notice will be sent to the above-named parties within 30 days of the publication of the proposed exemption in the Federal Register. Written comments and hearing request are due within 60 days of the publication of the proposed exemption in the Federal Register.

GENERAL INFORMATION
 The attention of interested persons is directed to the following:
 (1) This fact that a transaction is the subject of an exemption under section 408(a) of the Act and section 4973(c)(2) of the Code does not relieve a fiduciary or other party in interest or disqualified person from certain other provisions of the Act and the Code, including any prohibited transaction provisions to which the exemption does not apply and the general fiduciary responsibility provisions of section 404 of the Act, which require, among other things, a fiduciary to discharge his or her duties respecting the plan solely in the interest of the participants and beneficiaries of the plan and in a prudent fashion in accordance with section 404(a)(1)(B) of the Act; nor does it affect the requirements of section 401(a) of the Code that the Plan operate for the exclusive benefit of the employees of the employer maintaining the plan and their beneficiaries;
 (2) Before an exemption can be granted under section 408(a) of the Act and section 4975(c)(2) of the Code, the Department must find that the exemption is administratively feasible, in the interest of the plan and of its participants and beneficiaries and protective of the rights of participants and beneficiaries of the plan; and
 (3) The proposed exemption, if granted, will be supplemental to, and not in derogation of, any other provisions of the Act and the Code, including statutory or administrative exemptions. Furthermore, the fact that a transaction is subject to an administrative or statutory exemption is not dispositive of whether the transaction is in fact a prohibited transaction.
 (4) In addition to transactions involving the GIC Fund, the proposed exemption, if granted, will be applicable to the transactions previously described in PTE 92-77 only if the conditions specified therein are met.

WRITTEN COMMENTS AND HEARING REQUESTS
 All interested persons are invited to submit written comments or requests for a hearing on the proposed replacement exemption to the address above, within the time period set forth above. All comments will be made a part of the record. Comments and requests for a hearing should state the reasons for the writer's interest in the proposed exemption. Comments received will be available for public inspection with the referenced applications at the address set forth above.

PROPOSED EXEMPTION
 Under the authority of section 408(a) of the Act and section 4975(c)(2) of the Code and in accordance with the Procedures cited above, the Department proposes to replace PTE 92-77 as follows:

Section 1. Covered Transactions
 (a) The restrictions of section 406(a) of the Act and the sanctions resulting from the application of section 4975 of the Code, by reason of section 4975(c)(1)(A) through (D) of the Code, shall not apply to the purchase or redemption of shares by Plans in the SBS-established Trust in connection with such Plans' participation in the TRAK Personalized Investment Advisory Service.

 (b) The restrictions of action 406(b) of the Act and the sanctions resulting from the application of section 4975 of the Code by reason of section 4975(c)(1)(E) and (F) of the Code, shall not apply to the provision, by the Consulting Group, of investment advisory services to an Independent Plan Fiduciary of a participating Plan which may result in such fiduciary's selection of a Portfolio in the TRAK Program for the investment of Plan assets.
 The proposed exemption is subject to the following conditions that are set forth in Section II.

Section II. General Conditions
 (a) The participation of Plans in the TRAK Program will be approved by an Independent Plan Fiduciary. For purposes of this requirement, an employee, officer or director of SBS and/or its affiliates covered by an IRA not subject to Title I of the Act will be considered an Independent Plan Fiduciary with respect to such IRA.

 (b) The total fees paid to the Consulting Group and its affiliates will constitute no more than reasonable compensation.
 (c) No Plan will pay a fee or commission by reason of the acquisition or redemption of shares in the Trust.
 (d) The terms of each purchase or redemption of Trust shares shall remain at least as favorable to an investing Plan as those obtainable in an arm's length transaction with an unrelated party.

 (e) The Consulting Group will provide written documentation to an Independent Plan Fiduciary of its recommendations or evaluations based upon objective criteria.

 (f) Any recommendation or evaluation made by the Consulting Group to an Independent Plan Fiduciary will be implemented only at the express direction of such independent fiduciary.

 (g) The Consulting Group will generally give investment advice in writing to an Independent Plan Fiduciary with respect to all available Portfolios. However, in the case of a Section 404(c) Plan, the Consulting Group will provide investment advice that is limited to the Portfolios made available under the Plan.

 (h) Any Sub-Adviser that acts for the Trust to exercise investment discretion over a Portfolio will be independent of SBS and its affiliates.

 (i) Immediately following the acquisition by a Portfolio of any securities that are issued by SBS and/or its affiliates, the percentage of that Portfolio's net assets invested in such securities will not exceed one percent.

 (j) The quarterly investment advisory fee that is paid by a Plan to the Consulting Group for investment advisory services rendered to such Plan will be offset by such amount as is necessary to assure that the Consulting Group retains no more than 20 basis points from any Portfolio (with the exception of the Government Money Investments Portfolio and the GIC Fund Portfolio for which the Consulting Group and SBS Trust will retain no investment management fee) which contains investments attributable to the Plan investor.

 (k) With respect to its participation in the TRAK Program prior to purchasing Trust shares.

 (1) Each Plan will receive the following written or oral disclosures from the Consulting Group:

 (A) A copy of the Prospectus for the Trust discussing the investment objectives of the Portfolios comprising the Trust, the policies employed to achieve these objectives, the corporate affiliation existing between the Consulting Group, SBS and its subsidiaries and the compensation paid to such entities.

 (B) Upon written or oral request to SBS, a Statement of Additional Information supplementing the Prospectus which describes the types of securities and other instruments in which the Portfolios may invest, the investment policies and strategies that the Portfolios may utilize and certain risks attendant to those investments, policies and strategies.

 (C) A copy of the investment advisory agreement between the Consulting Group and such Plan relating to participation in the TRAK Program.

 (D) Upon written request of SBS, a copy of the respective investment advisory agreement between the Consulting Group and the Sub-Advisers.

 (E) In the case of a section 404(c) Plan, if required by the arrangement negotiated between the Consulting Group and the Plan, an explanation by an SBS Financial Consultant (the Financial Consultant) to eligible participants in such Plan, of the services offered under the TRAK Program and the operation and objectives of the Portfolios.

 (F) Copies of PTE 92-77 and documents pertaining to the proposed replacement exemption.

 (2) If accepted as an investor in the TRAK Program, an Independent Plan Fiduciary of an IRA or Keogh Plan, is required to acknowledge in writing, prior to purchasing Trust shares that such fiduciary has received copies of the documents described above in subparagraph (k)(1) of this section.

 (3) With respect to a section 404(c) Plan, written acknowledgement of the receipt of such documents will be provided by the Independent Plan Fiduciary (i.e., the Plan administrator, trustee or named fiduciary, as the recordholder of Trust shares). Such Independent Plan Fiduciary will be required to represent in writing to SBS that such fiduciary is (a) independent of SBS and its affiliates and (b) knowledgeable with respect to the Plan in administrative matters and funding matters related thereto, and able to make an informed decision concerning participation in the TRAK Program.

 (4) With respect to a Plan that is covered under Title I of the Act, where investment decisions are made by a trustee, investment manager or a named fiduciary, such Independent Plan Fiduciary is required to acknowledge, in writing, receipt of such documents and represent to SBS that such fiduciary is
(a) independent of SBS and its affiliates, (b) capable of making an independent decision regarding the investment of Plan assets and (c) knowledgeable with respect to the Plan in administrative matters and funding matters related thereto, and able to make an informed decision concerning participation in the TRAK Program.

 (l) Subsequent to its participation in the TRAK Program, each Plan receives the following written or oral disclosures with respect to its ongoing participation in the TRAK Program:

 (1) The Trust's semi-annual and annual report which will include financial statement for the Trust and investment management fees paid by each Portfolio.

 (2) A written quarterly monitoring statement containing an analysis and an evaluation of a Plan investor's account to ascertain whether the Plan's investment objectives have been met and recommending, if required, changes in Portfolio allocations.
 (3) If required by the arrangement negotiated between the Consulting Group and a section 404(c) Plan, a quarterly, detailed investment performance monitoring report, in writing, provided to an Independent Plan Fiduciary of such Plan showing, Plan level asset allocation, Plan cash flow analysis and annualized risk adjusted rates of return for Plan investments. In addition, if required by such arrangement, Financial Consultants will meet periodically with Independent Plan Fiduciaries of section 404(c) Plans to discuss the report as well as with eligible participants to review their accounts' performance.

 (4) If required by the arrangement negotiated between the Consulting Group and a section 404(c) Plan, a quarterly participant performance monitoring report provided to a Plan participant which accompanies the participant's benefit statement and describes the investment performance of the Portfolios, the investment performance of the participant's individual investment in the TRAK Program, and gives market commentary and toll-free numbers that will enable the participant to obtain more information about the TRAK Program or to amend his or her investment allocations.

 (5) On a quarterly and annual basis, written disclosures to all Plans of the
(a) percentage of each Portfolio's brokerage commissions that are paid to SBS and its affiliates and (b) the average brokerage commission per share paid by each Portfolio to SBS and its affiliates; as compared to the average brokerage commission per share paid by the Trust to brokers other than SBS and its affiliates, both expressed as cents per share.

 (m) SBS shall maintain, for a period of six years, the records necessary to enable the persons described in paragraph (n) of this section to determine whether the conditions of this exemption have been met, except that (1) a prohibited transaction will not be considered to have occurred if, due to circumstances beyond the control of SBS and/or its affiliates, the records are lost or destroyed prior to the end of the six year period, and (2) no party in interest other than SBS shall be subject to the civil penalty that may be assessed under section 502(i) of the Act, or to the taxes imposed by section 4975(a) and (b) of the Code, if the records are not maintained, or are not available for examination as required by paragraph (n) below.

 (n)(1) Except as provided in section (2) of this paragraph and notwithstanding any provisions of subsections (a)(2) and (b) of section 504 of the Act, the records referred to in paragraph (m) of this section shall be unconditionally available at their customary location during normal business hours by:

 (A) Any duly authorized employee or representative of the Department or the Service;

 (B) Any fiduciary of a participating Plan or any duly authorized representative of such fiduciary;

 (C) Any contributing employer to any participating Plan or any duly authorized employee representative of such employer; and

 (D) Any participant or beneficiary of any participating Plan, or any duly authorized representative of such participant or beneficiary.

 (2) None of the persons described above in subparagraphs (B)-(D) of this paragraph (n) shall be authorized to examine the trade secrets of SBS or commercial or financial information which is privileged or confidential.

Section III. Definitions
 For purposes of this exemption:

 (a) An "affiliate" of SBS includes--

 (1) Any person directly or indirectly through one or more intermediaries, controlling, controlled by, or under common control with SBS. (For purposes of this subsection, the term "control" means the power to exercise a controlling influence over the management or policies of a person other than an individual.)

 (2) Any officer, director or partner in such person, and

 (3) Any corporation or partnership of which such person is an officer, director or a 5 percent partner or owner.

 (b) An "Independent Plan Fiduciary" is a Plan fiduciary which is independent of SBS and its affiliates and is either--

 (1) A Plan administrator, sponsor, trustee or named fiduciary, as the recordholder of Trust shares of a section 404(c) Plan.

 (2) A participant in a Keogh Plan.
 (3) An individual covered under a self-directed IRA which invests in Trust shares, or

 (4) A trustee, investment manager or named fiduciary responsible for investment decisions in the case of a Title I Plan that does not permit individual direction as contemplated by section 404(c) of the Act.

Section IV. Effective Dates

 This exemption will be effective as of July 31, 1993, except for transactions involving the GIC Fund. The exemption will be effective upon its grant with respect to the inclusion of the GIC Fund in the TRAK Program.

 The availability of this proposed exemption is subject to the express condition that the material facts and representations contained in the applications for exemption are true and complete and accurately describe all material terms of the transactions. In the case of continuing transactions, if any of the material facts or representations described in the applications change, the exemption will cease to apply as of the date of such change. In the event of any such change, an application for a new exemption must be made to the Department.

 For a more complete statement of the facts and representations supporting the Department's decision to grant PTE 92-77, refer to the proposed exemption and grant notice which are cited above.

 Signed at Washington, D.C. this 23rd day of March, 1994.

Ivan L. Strasfeld,

Director of Exemption Determinations, Pension and Welfare Benefits Administration, U.S. Department of Labor.

[FR Doc. 94-7271 Filed 3-28-94; 8:45 am]

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[PROHIBITED TRANSACTION EXEMPTION 94-45; APPLICATION NOS. D-9337 AND D-9415]

SMITH BARNEY, INC. (SBI) LOCATED IN NEW YORK, NY

AGENCY: Pension and Welfare Benefits Administration.

ACTION: Grant of individual exemption to modify and replace prohibited transaction exemption (PTE) 92-77 involving Shearson Lehman Brothers, Inc. (Shearson Lehman).
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SUMMARY: This document contains an individual exemption which supersedes PTE 92-77 (57 FR 45833, October 5, 1992)./1/ This exemption permits the replacement of Shearson Lehman with an entity known as "Smith Barney Inc."/2/ It also allows SBI to adopt a daily-traded collective investment fund (the GIC Fund) for Plans investing in the Consulting Group Capital Markets Funds (the Trust). The exemption provides conditional relief that is identical to that provided by PTE 92-77 and it will affect participants and beneficiaries of, and fiduciaries with respect to, Plans participating in the Trust.

EFFECTIVE DATE: This exemption is effective July 31, 1993 for transactions that are covered by PTE 92-77. With respect to transactions involving the GIC Fund, the exemption is effective March 29, 1994.

FOR FURTHER INFORMATION CONTACT: Ms. Jan D. Broady, Office of Exemption Determinations, Pension and Welfare Benefits Administration, U.S. Department of Labor, telephone (202) 219-8881. (This is not a toll-free number.)

SUPPLEMENTARY INFORMATION: On March 29, 1994, the Department of Labor (the Department) published a notice of proposed exemption (the Notice) in the FEDERAL REGISTER (59 FR 14680) that would replace PTE 92-77. PTE 92-77 provides an exemption from certain prohibited transaction restrictions of section 406 of the Employee Retirement Income Security Act of 1974 (the Act) and from the sanctions resulting from the application of section 4975 of the Internal Revenue Code of 1986 (the Code), as amended, by reason of section 4975(c)(1) of the Code. The proposed exemption was requested in an application filed by SBI pursuant to section 408(a) of the Act and section 4975(c)(2) of the Code, and in accordance with the procedures (the Procedures) set forth in 29 CFR Part 2570, Subpart B (55 FR 32836, August 10, 1990). Effective December 31, 1978,
section 102 of Reorganization Plan No. 4 of 1978 (43 FR 47713, October 17,
1978) transferred the authority of the Secretary of the Treasury to issue exemptions of the type requested to the Secretary of Labor. Accordingly, this replacement exemption is being issued solely by the Department.

 The Notice gave interested persons an opportunity to comment on the proposed exemption and to request a public hearing. The only written comments submitted to the Department during the comment period were made by SBI. These comments expressed SBI's substantive concerns about the Notice and offered suggestions for clarifying certain language of the Notice. Discussed below are SBI's comments and the Department's responses thereto. Also discussed is a comment made by the Department.

SBI's Comments

 SBI notes that there is an ambiguity regarding the effective date of the GIC Fund. SBI represents that the Notice provides in the last paragraph under the heading "Supplementary Information," that with respect to transactions involving the GIC Fund, the exemption "would become effective as of the date of the grant of the notice of pendency." However, under the captions EFFECTIVE DATES and DATES, SBI explains that the Notice states that the exemption will be effective "upon its grant," or "as of the date the grant notice is published." Because it was the intention of the parties that the effective date for transactions involving the GIC Fund would be March 29, 1994, the date of publication of the Notice in the FEDERAL REGISTER, SBI requests that the Department make the exemption retroactive to this date for the GIC Fund.

 The Department has considered SBI's comment and has made the requested modification.

 SBI wishes to modify the exemption in order that it may offer the GIC Fund to both fiduciary-directed Plans as well as Plans providing for participant-directed investments (the Section 404(c) Plans). The Department believes this comment has merit and that it would be potentially beneficial to participants and beneficiaries since it provides different types of Plans participating in the TRAK Program with the opportunity to invest in the GIC Fund.

 SBI explains that in the preamble to the Notice there is a statement to the effect that it will "describe the GIC Fund in a prospectus (the Prospectus) and promotional materials that will be furnished to Section 404(c) Plan participants." SBI represents that interests in the GIC Fund are not subject to the registration and Prospectus delivery requirements of the Securities Act of 1933. Also, SBI points out that the conditions of PTE 92-77 require it to deliver copies of the Trust Prospectus only to the Plan administrator and not to the individual participants. Because it has no practical means of delivering Prospectuses or other disclosures to participants, SBI indicates that the responsibility for providing these materials to participants rests with the Plan administrator. In this regard, SBI represents that the disclosure information it will make available to all Plans proposing to invest in the GIC Fund will include copies of the Trust Prospectus and a separate description of the GIC Fund's investment objectives, policies and processes. SBI explains that its description of the GIC Fund will be designed to provide a participant with sufficient information in order that the participant can make an informed investment decision.

 The Department concurs with these comments.
 In addition to principal comments discussed above, SBI has made certain technical clarifications and updates to the Notice in the following areas:

 (1) General.

 a. Redesignations. SBI explains that effective December 31, 1993, Primerica Corporation changed its name to "The Travelers Inc." and that effective May 9, 1994, the "Trust for TRAK Investments" was renamed "Consulting Group Capital Markets Funds." Also effective June 1, 1994, "Smith Barney Shearson Inc." was renamed "Smith Barney Inc."

 (2) Supplementary Information.

 a. Asset Sale Transaction. SBI explains that the transaction by which Smith Barney Harris Upham & Company, Inc. (Smith Barney) acquired Shearson Lehman and its Asset Management Divisions was an asset sale and not a merger. Accordingly, SBI suggests that the fourth sentence of the third paragraph under the heading "Supplementary Information," read as follows: "As a result of the transaction, most of the assets and business of the Shearson divisions were transferred to

------------
 /1/ PTE 92-77 provides exemptive relief from section 406(a) of the Act and the sanctions resulting from the application of section 4975 of the Code, by reason of section 4975(c)(1) (A) through (D) of the Code, with respect to the purchase or redemption of shares in the Trust for TRAK Investments (which has been redesignated as the "Consulting Group Capital Markets Funds" and is referred to herein as the Trust) by Plans investing therein. In addition, PTE 92-77 provides exemptive relief from the restrictions of section 406(b)(1) and (b)(2) of the Act and the sanctions resulting from the application of section 4975 of the Code, by reason of section 4975(c)(1)(E) of the Code, with respect to the provision, by the Consulting Group of Shearson Lehman, of investment advisory services to an Independent Plan Fiduciary of a Plan participating in the TRAK Personalized Investment Advisory Service (the TRAK Program) which may result in such fiduciary's selection of a Portfolio in the TRAK Program for the investment of Plan assets.

 /2/ Effective June 1, 1994, Smith Barney Shearson, Inc. (SBS) was renamed "Smith Barney Inc." Hereinafter, SBS is referred to in this grant notice as either "Smith Barney Inc." or "SBI."

Smith Barney, which was renamed "Smith Barney Shearson Inc.' "
 b. Fees Paid to Transfer Agent. SBI represents that in the seventh paragraph under the heading "Supplementary Information," the Notice states that The Shareholder Services Group (TSSG), as transfer agent, will charge a fee of $8.50 to $9.50 per plan for its transfer agency services. While these are the current expected fee levels, SBI notes that such fees may increase or decrease in the future. Because TSSG is no longer an affiliate, SBI requests that the paragraph be amended to provide that TSSG as transfer agent will receive a reasonable fee for its services rather than specifying a precise dollar amount.

 (3) General Conditions.
 a. Written Disclosures. Section II(k)(1)(F) of the General Conditions of the Notice states that SBI will provide copies of PTE 92-77 and documents pertaining to the proposed replacement exemption to each Plan participating in the TRAK Program. SBI wishes to clarify that the "documents pertaining to the proposed replacement exemption" refer to copies of the Notice and, when issued, the final exemption.
 The Department concurs with the above supplemental clarifications to the Notice that have been made by SBI and hereby incorporates these changes, as well as the substantive changes also described above, by reference into the Notice and, where applicable, into this final exemption.

Department's Comment
 Section III of the Notice, which is captioned "Definitions," provides several meanings of the term "Independent Plan Fiduciary" in subparagraph (b). For purposes of the exemption, the term "Independent Plan Fiduciary" may include a Plan administrator, a participant in a Keogh Plan, an individual covered under a self-directed IRA or a trustee of a Title I Plan that does not permit participant-directed investments as contemplated under section 404(c) of the Act. However, due to an oversight, the definition does not extend to a participant in a Section 404(c) Plan. Because the TRAK Program is being marketed as an investment alternative to Section 404(c) Plans and the individual participant of such Plan makes the decision on whether to invest therein, the Department has amended the definition of the term "Independent Plan Fiduciary" by providing a new subparagraph (b)(5) which includes a Section 404(c) Plan participant.
 Accordingly, after consideration of the entire exemption record, including the written comments, the Department has determined to grant the replacement exemption as modified herein.

GENERAL INFORMATION
 The attention of interested persons is directed to the following:
 (1) The fact that a transaction is the subject of an exemption under section 408(a) of the Act and section 4975(c)(2) of the Code does not relieve a fiduciary or other party in interest or disqualified person from certain other provisions of the Act and the Code, including any prohibited transaction provisions to which the exemption does not apply and the general fiduciary responsibility provisions of section 404 of the Act, which require, among other things, a fiduciary to discharge his or her duties respecting the plan solely in the interest of the participants and beneficiaries of the plan and in a prudent fashion in accordance with section 404(a)(1)(B) of the Act; nor does it affect the requirements of section 401(a) of the Code that the plan operate for the exclusive benefit of the employees of the employer maintaining the plan and their beneficiaries;
 (2) In accordance with section 408(a) of the Act and section 4975(c)(2) of the Code, the Department has found that the exemption is administratively feasible, in the interest of the Plans and their participants and beneficiaries and protective of the rights of participants and beneficiaries of the Plans; and
 (3) The exemption is supplemental to, and not in derogation of, any other provisions of the Act and the Code, including statutory or administrative exemptions. Furthermore, the fact that a transaction is subject to an administrative or statutory exemption is not dispositive of whether the transaction is in fact a prohibited transaction.
 (4) In addition to transactions involving the GIC Fund, the exemption is applicable to the transactions previously described in PTE 92-77 only if the conditions specified therein are met.

EXEMPTION
 Under the authority of section 408(a) of the Act and section 4975(c)(2) of the Code and in accordance with the Procedures cited above, the Department hereby replaces PTE 92-77 as follows:

Section I. Covered Transactions
 (a) The restrictions of section 406(a) of the Act and the sanctions resulting from the application of section 4975 of the Code, by reason of section 4975(c)(1)(A) through (D) of the Code, shall not apply to the purchase or redemption of shares by Plans in the SBI-established Trust in connection with such Plans' participation in the TRAK Personalized Investment Advisory Service.
 (b) The restrictions of section 406(b) of the Act and the sanctions resulting from the application of section 4975 of the Code by reason of section 4975(c)(1)(E) and (F) of the Code, shall not apply to the provision, by the Consulting Group, of investment advisory services to an Independent Plan Fiduciary of a participating Plan which may result in such fiduciary's selection of a Portfolio in the TRAK Program for the investment of Plan assets.
 The exemption is subject to the following conditions that are set forth in
Section II.

Section II. General Conditions
 (a) The participation of Plans in the TRAK Program will be approved by an Independent Plan Fiduciary. For purposes of this requirement, an employee, officer or director of SBI and/or its affiliates covered by an IRA not subject to Title I of the Act will be considered an Independent Plan Fiduciary with respect to such IRA.
 (b) The total fees paid to the Consulting Group and its affiliates will constitute no more than reasonable compensation.
 (c) No Plan will pay a fee or commission by reason of the acquisition or redemption of shares in the Trust.
 (d) The terms of each purchase or redemption of Trust shares remain at least as favorable to an investing Plan as those obtainable in an arm's length transaction with an unrelated party.
 (e) The Consulting Group will provide written documentation to an Independent Plan Fiduciary of its recommendations or evaluations based upon objective criteria.
 (f) Any recommendation or evaluation made by the Consulting Group to an Independent Plan Fiduciary will be implemented only at the express direction of such independent fiduciary.
 (g) The Consulting Group will generally give investment advice in writing to an Independent Plan Fiduciary with respect to all available Portfolios.
However, in the case of a Section 404(c) Plan, the Consulting Group will provide investment advice that is limited to the Portfolios made available under the Plan.
 (h) Any Sub-Adviser that acts for the Trust to exercise investment discretion over a Portfolio will be independent of SBI and its affiliates.
 (i) immediately following the acquisition by a Portfolio of any securities that are issued by SBI and/or its affiliates, the percentage of that
Portfolio's net assets invested in such securities will not exceed one percent.
 (j) The quarterly investment advisory fee that is paid by a Plan to the Consulting Group for investment advisory services rendered to such Plan will be offset by such amount as is necessary to assure that the Consulting Group retains no more than 20 basis points from any Portfolio (with the exception of the Government Money Investments Portfolio and the GIC Fund Portfolio for which the Consulting Group and SBI Trust will retain no investment management fee) which contains investments attributable to the Plan investor.
 (k) With respect to its participation in the TRAK Program prior to purchasing Trust shares.
 (1) Each Plan will receive the following written or oral disclosures from the Consulting Group:
 (A) A copy of the Prospectus for the Trust discussing the investment objectives of the Portfolios comprising the Trust, the policies employed to achieve these objectives, the corporate affiliation existing between the Consulting Group, SBI and its subsidiaries and the compensation paid to such entities./3/
 (B) Upon written or oral request to SBI, a Statement of Additional Information supplementing the Prospectus which describes the types of securities and other instruments in which the Portfolios may invest, the investment policies and strategies that the Portfolios may utilize and certain risks attendant to those investments, policies and strategies.
 (C) A copy of the investment advisory agreement between the Consulting Group and such Plan relating to participation in the TRAK Program.
 (D) Upon written request of SBI, a copy of the respective investment advisory agreement between the Consulting Group and the Sub-Advisers.
 (E) In the case of a Section 404(c) Plan, if required by the arrangement negotiated between the Consulting Group and the Plan, an explanation by an SBI Financial Consultant (the Financial Consultant) to eligible participants in such Plan, of the services offered under the TRAK Program and the operation and objectives of the Portfolios.
 (F) Copies of PTE 92-77 and documents pertaining to the replacement exemption.
 (2) If accepted as an investor in the TRAK Program, an Independent Plan Fiduciary of an IRA or Keogh Plan, is required to acknowledge, in writing, prior to purchasing Trust shares that such fiduciary has received copies of the documents described above in subparagraph (k)(1) of this Section.
 (3) With respect to a Section 404(c) Plan, written acknowledgement of the receipt of such documents will be provided by the Independent Plan Fiduciary (i.e., the Plan administrator, trustee or named fiduciary, as the recordholder of Trust shares). Such Independent Plan Fiduciary will be required to represent in writing to SBI that such fiduciary is (a) independent of SBI and its affiliates and (b) knowledgeable with respect to the Plan in administrative matters and funding matters related thereto, and able to make an informed decision concerning participation in the TRAK Program.
 (4) With respect to a Plan that is covered under Title I of the Act, where investment decisions are made by a trustee, investment manager or a named fiduciary, such Independent Plan Fiduciary is required to acknowledge, in writing, receipt of such documents and represent to SBI that such fiduciary is
(a) independent of SBI and its affiliates, (b) capable of making an independent decision regarding the investment of Plan assets and (c) knowledgeable with respect to the Plan in administrative matters and funding matters related thereto, and able to make an informed decision concerning participation in the TRAK Program.
 (l) Subsequent to its participation in the TRAK Program, each Plan receives the following written or oral disclosures with respect to its ongoing participation in the TRAK Program:
 (1) The Trust's semi-annual and annual report which will include financial statement for the Trust and investment management fees paid by each Portfolio.
 (2) A written quarterly monitoring statement containing an analysis and an evaluation of a Plan investor's account to ascertain whether the Plan's investment objectives have been met and recommending, if required, changes in Portfolio allocations.
 (3) If required by the arrangement negotiated between the Consulting Group and a Section 404(c) Plan, a quarterly, detailed investment performance monitoring report, in writing, provided to an Independent Plan Fiduciary of such Plan showing, Plan level asset allocations, Plan cash flow analysis and annualized risk adjusted rates of return for Plan investments. In addition, if required by such arrangement, Financial Consultants will meet periodically with Independent Plan Fiduciaries of Section 404(c) Plans to discuss the report as well as with eligible participants to review their accounts' performance.
 (4) If required by the arrangement negotiated between the Consulting Group and a Section 404(c) Plan, a quarterly participant performance monitoring report provided to a Plan participant which accompanies the participant's benefit statement and describes the investment performance of the Portfolios, the investment performance of the participant's individual investment in the TRAK Program, and gives market commentary and toll-free numbers that will enable the participant to obtain more information about the TRAK Program or to amend his or her investment allocations.
 (5) On a quarterly and annual basis, written disclosures to all Plans of the
(a) percentage of each Portfolio's brokerage commissions that are paid to SBI and its affiliates and (b) the average brokerage commission per share paid by each Portfolio to SBI and its affiliates, as compared to the average brokerage commission per share paid by the Trust to brokers other than SBI and its affiliates, both expressed as cents per share.
 (m) SBI shall maintain, for a period of six years, the records necessary to enable the persons described in paragraph (n) of this Section to determine whether the conditions of this exemption have been met, except that (1) a prohibited transaction will not be considered to have occurred if, due to circumstances beyond the control of SBI and/or its affiliates, the records are lost or destroyed prior to the end of the six year period, and (2) no party in interest other than SBI shall be subject to the civil penalty that may be assessed under section 502(i) of the Act, or to the taxes imposed by section 4975(a) and (b) of the Code, if the records are not maintained, or are not available for examination as required by paragraph (n) below.
 (n)(1) Except as provided in section (2) of this paragraph and notwithstanding any provisions of subsections (a)(2) and (b) of section 504 of the Act, the records referred to in paragraph (m) of this Section shall be unconditionally available at their customary location during normal business hours by:
 (A) Any duly authorized employee or representative of the Department or the Internal Revenue Service;
 (B) Any fiduciary of a participating Plan or any duly authorized representative of such fiduciary;
 (C) Any contributing employer to any participating Plan or any duly authorized employee representative of such employer; and
 (D) Any participant or beneficiary of any participating Plan, or any duly authorized representative of such participant or beneficiary.

-----------
 /3/ The fact that certain transactions and fee arrangements are the subject of an administrative exemption does not relieve the Independent Plan Fiduciary from the general fiduciary responsibility provisions of section 404 of the Act. In this regard, the Department expects the Independent Plan Fiduciary to consider carefully the totality of fees and expenses to be paid by the Plan including the fees paid directly to SBI or to other third parties and paid directly through the Trust to SBI.

 (2) None of the persons described above in subparagraphs (B)-(D) of this paragraph (n) shall be authorized to examine the trade secrets of SBI or commercial or financial information which is privileged or confidential.

Section III. Definitions
 For purposes of this exemption:
 (a) An "affiliate" of SBI includes--
 (1) Any person directly or indirectly through one or more intermediaries, controlling, controlled by, or under common control with SBI. (For purposes of this subsection, the term "control" means the power to exercise a controlling influence over the management or policies of a person other than an individual.)
 (2) Any officer, director or partner in such person, and
 (3) Any corporation or partnership of which such person is an officer, director or a 5 percent partner or owner.
 (b) An "Independent Plan Fiduciary" is a Plan fiduciary which is independent of SBI and its affiliates and is either
 (1) A Plan administrator, sponsor, trustee or named fiduciary, as the recordholder of Trust shares of a Section 404(c) Plan,
 (2) A participant in a Keogh Plan,
 (3) An individual covered under a self-directed IRA which invests in Trust shares,
 (4) A trustee, investment manager or named fiduciary responsible for investment decisions in the case of a Title I Plan that does not permit individual direction as contemplated by Section 404(c) of the Act, or
 (5) A participant in a Section 404(c) Plan.

Section IV. Effective Dates
 This exemption will be effective as of July 31, 1993, except for transactions involving the GIC Fund. The exemption will be effective March 29, 1994 with respect to the inclusion of the GIC Fund in the TRAK Program.
 The availability of this exemption is subject to the express condition that the material facts and representations contained in the applications for exemption are true and complete and accurately describe all material terms of the transactions. In the case of continuing transactions, if any of the material facts or representations described in the applications change, the exemption will cease to apply as of the date of such change. In the event of any such change, an application for a new exemption must be made to the Department.
 For a more complete statement of the facts and representations supporting the Department's decision to grant PTE 92-77, refer to the proposed exemption and grant notice which are cited above.
 Signed at Washington, DC, this 16th day of June 1994.
Ivan L. Strasfeld,
Director of Exemption Determinations, Pension and Welfare Benefits Administration, U.S. Department of Labor.
[FR Doc. 94-15006 Filed 6-20-94; 8:45 am]
BILLING CODE 4510-28-P
institutional and individual clients of Smith Barney's predecessor with appropriate and qualified money management organizations throughout the nation. In 1989, the Consulting Group was created with the restructuring and segregation of research and investment advisory evaluation services functions of the Consulting Services Division of Smith Barney. The Consulting Group's analysts draw on over 20 years of experience in performing asset manager searches for institutional and individual clients. They rely on the Consulting Group's comprehensive database of money management firms, through which it tracks the historical and ongoing performance of over 800 registered investment advisors, and over 300 evaluations annually of investment advisors. As of November 28, 1997, the Consulting Group provided services with respect to over $135 billion in client assets representing more than 322,000 separate accounts under a variety of programs designed for individual and institutional investors.

                                GETTING STARTED

  Getting started is easy. Prospective clients should make an appointment to speak with a Financial Consultant. The Financial Consultant will assist in the preparation of a Request. After the prospective client completes the Request, the Financial Consultant will forward this document for evaluation and processing by the Consulting Group. When the Consulting Group completes its review, the Financial Consultant will review the Recommendation with the client and provide the client with a copy of this description of TRAK together with the accompanying Prospectus of the Trust and a copy of the form of investment advisory agreement between the Consulting Group and the client relating to participation in TRAK, as well as a copy of that agreement for the client's records. Upon the client's execution of the investment advisory agreement and its acceptance by Smith Barney, the Financial Consultant will implement the client's investment decisions. The client will be sent a confirmation of his or her investments, which will be accompanied by a copy of a brochure required by federal law that contains more detailed information about the Consulting Group and TRAK.

                                 PARTICIPATION

  The annual fee for participation in TRAK is payable quarterly, partially in advance, and varies based upon the value of the client's Portfolio shares at the initiation of the advisory relationship and on a continuing basis at the last day of the preceding calendar quarter as follows: 1.50% of the value of TRAK assets up to $500,000, 1.20% of the value in excess of $500,000 up to $1,000,000 and 1.00% of the account value in excess of $1,000,000. The annual participation fee on TRAK assets and minimum initial investment may be subject to negotiation. The minimum initial TRAK investment is $10,000 and there is no minimum subsequent investment. As a shareholder in the Portfolios, the client will also bear a proportionate share of the Portfolios' fees and expenses, which are described in detail in the accompanying Prospectus. The TRAK fee in respect of an initial investment will begin to accrue on the business day following the initial investment in the Portfolios (the "Opening Date"), will be based on the proportion of the current quarter then remaining and will be payable on the fifth business day after the initial investment is made. Notwithstanding the foregoing, if the initial investment is made within five business days of the end of any quarter, the initial fee payment will cover the period from the Opening Date through the last day of the following quarter, and the fee will be pro-rated accordingly. Each time that additional funds aggregating $5,000 or more are invested in Portfolios during any one quarter, the applicable fee, pro-rated for the number of days then remaining in the quarter and covering the amount of such additional funds, shall be charged and shall become due two business days later. Each time that Portfolio shares aggregating $5,000 or more are redeemed during any one quarter, the client will receive a credit to the Account in which the Portfolio shares were held, for the TRAK fee applicable to the Portfolio shares redeemed, based on the proportion of the quarter remaining after the redemption is effected. Such credit shall be applied on the day that the quarterly fee is due for the quarter in which the Portfolio shares are redeemed, or two business days after the Portfolio shares are redeemed, whichever is later. For purposes of calculating additional fees or credits during a quarter, additional investments and redemptions are netted, and accordingly may offset each other.

  In the case of individual retirement accounts, retirement plans for self-employed individuals and employee benefit plans subject to the Employee Retirement Income Security Act of 1974, as amended (collectively, "Plans"), the minimum initial TRAK investment is $10,000 and the fee for participation in TRAK by a Plan will be reduced by an amount equal to, for all Portfolios in which Plan assets are invested, (A) the value of Plan assets invested in a Portfolio on the last calendar day of the previous calendar quarter (or on the day an initial investment is made during the calendar quarter), multiplied by
(B) the reduction factor specified below, multiplied by (C) a fraction, the numerator of which is the number of days in the period for which the TRAK fee is being assessed and the denominator of which is the actual number of days in the calendar year of which that period is a part. The reduction factor for Portfolios (1) through (4) on page (ii) above shall be 0%; for Portfolios (5) and (12) shall be 0.05%; and for Portfolios (6) through (11) and (13) shall be 0.10%.

  For subsequent investments or redemptions aggregating to $5,000 or more, the pro-rated fee or credit for the balance of the quarter will be calculated on the basis of the net percentage TRAK fee paid for the quarter during which the subsequent investment or redemption was made.

  TRAK participants should note that, although the Consulting Group as the Trust's Manager receives a fee in respect of Government Money Investments, the entire amount of that fee is paid by the Manager to that Portfolio's Advisor. Thus, the Manager retains no management fee in respect of that Portfolio.

  Once a TRAK program is active, Reviews covering all settled TRAK activity for the preceding quarter (except as provided below) will be mailed on or about the 20th day of April, July, October and January of each year and will contain a debit notice indicating the amount of the fee payable, partially in advance, for the current calendar quarter. Clients may select to receive a Review on a semi-annual basis, rather than on a quarterly basis. Clients that select this option nevertheless will be responsible for paying their annual TRAK fee on a quarterly basis. The quarterly fee will be payable on the tenth business day of the second month of each quarter. If the client pays this fee by check, these funds will be deposited in the client's Smith Barney brokerage Account and may be invested in shares of a Smith Barney money market fund designated by the client until the specified payment date. To relieve the client of the burden of making separate payment, however, each client's investment advisory agreement provides that fees charged by the Consulting Group pursuant to the agreement may be paid through automatic redemption, on the specified payment date, of a portion of the Portfolio shares held in the client's Account. Unless otherwise specified by the client, automatic payments will be made first from redemptions of shares of Government Money Investments; next from free credit balances held in the client's Smith Barney brokerage Account; next from redemptions of shares of any money market fund held in that brokerage Account in which free credit balances are routinely and automatically invested; and next from redemptions of shares of the other Portfolios successively in the order listed on page (ii) above until the payment obligation is satisfied. Clients may terminate their participation in TRAK at any time by giving five days' notice to Smith Barney. If a termination is effected within five business days of receipt of the confirmation and brochure described above, any TRAK fee paid will be credited to the client's Account or paid by check mailed to the client if the client so instructs. The Consulting Group reserves the right to reject any investor's participation in TRAK. Termination of a TRAK program by a client must be effected by a redemption order for all Portfolio shares held in the Account.

  The Consulting Group serves as investment advisor to each client in TRAK, for which it receives a fee from the client that does not vary based on the Portfolios recommended for the client's investments. At the same time, the Consulting Group serves as the Trust's Manager with responsibility for identifying, retaining, supervising and compensating each Portfolio's Advisor(s) and receives a fee from each Portfolio, a varying portion of which is retained by the Manager based on the Portfolio involved. Consequently, the Consulting Group, when making asset allocation recommendations for TRAK clients, may be presented with a conflict of interest as to the specific Portfolios recommended for investment. The fee structure for Plan TRAK programs is intended to minimize any such conflict of interest. The Consulting Group is subject to and intends to comply fully with standards of fiduciary duty that require that it act solely in the best interest of the client when making investment recommendations.

  CERTAIN QUALIFIED EMPLOYEE BENEFIT PLANS MAY INVEST IN THE TRAK PROGRAM ON TERMS WHICH DIFFER FROM THOSE OUTLINED ABOVE. TO FIND OUT MORE ABOUT THIS, PLEASE CONTACT YOUR FINANCIAL CONSULTANT.

      SMITH BARNEY PROVIDES A BROAD RANGE OF INVESTMENT SERVICES
        TO INDIVIDUALS, FINANCIAL INSTITUTIONS, GOVERNMENTS AND
      CORPORATIONS IN THE UNITED STATES AND AROUND THE WORLD. THE
          FIRM IS A MEMBER OF TRAVELERS GROUP INC., A LEADING
     DIVERSIFIED FINANCIAL SERVICE COMPANY LISTED ON THE NEW YORK
              STOCK EXCHANGE, INC. UNDER THE SYMBOL TRV.

                           (C)1998 SMITH BARNEY INC.
TK2088 1/98
                                                                        29XXX C5



CONSULTING GROUP CAPITAL MARKETS FUNDS

PART B

The Statement of Additional Information for Consulting Group
Capital Markets Funds(the "Fund")is incorporated by reference to Part B of Post-Effective Amendment No.19 to the Fund's Registration Statement filed on December 29, 1997 (accession No. 91155-97-549).


PART C

Item 24.	Financial Statements and Exhibits

(a)	Financial Statements:

		Included in Part A:

			Financial Highlights

		Included in Part B:

The Registrant's Annual Report for the fiscal year ended
August 31, 1997 and the report of the Independent Accountants dated October 15, 1997 are incorporated by reference to the definitive
30b2-1 filed via EDGAR on November 10, 1997 as Accession No. 91155-
97-499.

   	The Registrant's Semi-Annual Report for the six month fiscal period ended February 28, 1998 is incorporated by reference to the definitive 30b2-1 filed via EDGAR on April 27, 1998 as Accession No. 91155-98-283.

		Included in Part C:

(b)	Exhibits

1(a)	Master Trust Agreement is incorporated by reference to
Registrant's Registration Statement on Form N-1A as filed with the Securities and Exchange Commission (the "Commission") on May
24, 1991 (the "Registration Statement").

1(b)	Amendment No. 1 to Master Trust Agreement is
incorporated by reference to the Registration Statement.

1(c)	Amendment No. 2 to Master Trust Agreement is
incorporated by reference to Pre-Effective Amendment
No. 1 to the Registration Statement on Form N-1A as filed with the Commission on July 22, 1991 ("Pre-Effective
Amendment No. 1").

1(d)	Amendment No. 3 to Master Trust Agreement is
incorporated by reference to Post-Effective Amendment
No. 6 ("Post-Effective Amendment No. 6") to the Registration
Statement on Form N-1A filed on March 18, 1994.

2(a)	By-Laws are incorporated by reference to the
Registration Statement.

2(b)	Amended and Restated By-Laws are incorporated by
reference to Pre-Effective Amendment No. 1.

3	Not Applicable.

4	Not Applicable.

5(a)	Investment Management Agreement dated July 30, 1993
between the Registrant and The Consulting Group, a division of Smith,
Barney Advisers, Inc., is incorporated by reference to Post-
Effective
Amendment No. 3 ("Post-Effective Amendment No. 3") to the Registration Statement on Form N-1A filed with the Commission on October 29, 1993.

5(b)	Investment Advisory Agreement dated July 30, 1993
between Smith, Barney Advisers, Inc. and Pilgrim Baxter &
Associates, Ltd.
relating to Registrant's Small Capitalization Growth Investments
Portfolio is  incorporated by reference to Post-Effective Amendment
No. 3.

5(c)	Investment Advisory Agreement dated July 30, 1993
between Smith, Barney Advisers, Inc. and Smith Affiliated Capital
Corp.
relating to Registrant's Municipal Bond Investments Portfolio is incorporated by reference to Post-Effective Amendment No. 3.

5(d)	Investment Advisory Agreement dated July 30, 1993
between Smith, Barney Advisers, Inc. and Atlantic Portfolio
Analytics &
Management, Inc. relating to Registrant's Mortgage Backed
Investments
Portfolio is incorporated by reference to Post-Effective Amendment
No. 3.

5(e)	Investment Advisory Agreement dated July 30, 1993
between Smith, Barney Advisers, Inc. and Palley-Needelman Asset
Management,
Inc. relating to Registrant's Balanced Investments Portfolio is incorporated by reference to Post-Effective Amendment No. 3.

5(f)	Investment Advisory Agreement dated July 30, 1993
between Smith, Barney Advisers, Inc. and Standish, Ayer & Wood,
Inc.
relating to Registrant's Intermediate Fixed Income Investments Portfolio is incorporated by reference to Post-Effective Amendment No. 3.

5(g)	Investment Advisory Agreement dated July 30, 1993
between Smith, Barney Advisers, Inc. and Julius Baer Investment
Management
Inc. relating to Registrant's International Fixed Income
Investments
Portfolio is incorporated by reference to Post-Effective Amendment
No. 3.

5(h)	Investment Advisory Agreement dated January 13, 1993
between Shearson Lehman Brothers Inc. and Thorsell, Parker Partners
Inc.
relating to Registrant's Small Capitalization Value Equity
Investments
Portfolio is incorporated by reference to Post-Effective Amendment
No. 3.

5(i)	Amendment dated April 1, 1993 to Investment Advisory
Agreement dated January 13, 1993 between Shearson Lehman Brothers
Inc. and
Thorsell, Parker Partners Inc. relating to Registrant's Small
Capitalization
Value Equity Investments Portfolio is incorporated by reference to Post-
Effective Amendment No. 3.

5(j)	Investment Advisory Agreement dated April 1, 1993
between Smith, Barney Advisers, Inc. and Thorsell, Parker Partners
Inc.
relating to Registrant's Small Capitalization Value Equity
Investments
Portfolio is incorporated by reference to Post-Effective Amendment
No. 3.

5(k)	Investment Advisory Agreement dated April 1, 1993
between Smith, Barney Advisers, Inc. and NFJ Investment Group Inc. relating to Registrant's Small Capitalization Value Equity Investments
Portfolio is incorporated by reference to Post-Effective Amendment
No. 3.

5(l)	Investment Advisory Agreement dated September 20, 1993
between Smith Barney Mutual Funds Management Inc. and Wolf, Webb,
Burk &
Campbell, Inc. relating to Registrant's Long-Term Fixed Income
Investments
Portfolio is to be filed by amendment.

   5(m)    Investment Advisory Agreement dated December 31, 1996
between
Smith Barney Mutual Funds Management Inc. and The Boston Company
Asset Management Inc. relating to Registrant's Large Capitalization
Value
Equity Investments Portfolio is filed herewith.

5(n)	Investment Advisory Agreement dated March 3, 1994
between Smith, Barney Advisers, Inc. and Parametric Portfolio
Associates,
Inc. relating to Registrant's Large Capitalization Value Equity
Investments
Portfolio is incorporated by reference to Post-Effective Amendment
No. 6.

5(o)	Amended and Restated Investment Advisory Agreement
dated March 3, 1994 between Smith, Barney Advisers, Inc. and
Provident
Investment Counsel relating to Registrant's Large Capitalization
Growth
Investments Portfolio is incorporated by reference to Post-
Effective
Amendment No. 6.

5(p)	Investment Advisory Agreement dated March 3, 1994
between Smith Barney Advisers, Inc. and Boston Structured Advisors, a division of PanAgora Asset Management, Inc. relating to Registrant's
Large Capitalization Growth Investments Portfolio is incorporated by reference to Post-Effective Amendment No. 6.

5(q)	Investment Advisory Agreement dated July 30, 1993
between Smith, Barney Advisers, Inc. and Standish, Ayer & Wood,
Inc.
relating to Registrant's Government Money Investments Portfolio is incorporated by reference to Post-Effective Amendment No. 3.

5(r)	Investment Advisory Agreement dated July 30, 1993
between Smith, Barney Advisers, Inc. and Oechsle International
Advisors
L.P. relating to Registrant's International Equity Investments Portfolio is incorporated by reference to Post-Effective Amendment No. 3.

5(s)	Investment Advisory Agreement dated March 3, 1994
between Smith, Barney Advisers, Inc. and John Govett & Company,
Ltd.
relating to Registrant's Emerging Markets Equity Investments Portfolio is incorporated by reference to Post-Effective Amendment No. 6.

5(t)	  Administration Agreement dated June 2, 1994 between the
Registrant and Smith, Barney Advisers, Inc. is incorporated by reference to Post-Effective Amendment No. 16

5(u)   Investment Advisory Agreement dated March 15, 1996 between
Smith Barney Mutual Funds Management Inc. and National Asset
Management Inc. relating to Long-Term Bonds Investments is incorporated by reference to Post-Effective Amendment No. 14 to the Registration Statement on Form N-1A filed on June 3, 1996.

 5(v)   Investment Advisory Agreement dated March 11, 1997 between
Smith Barney Mutual Funds Management Inc. and Berger Associates
Inc.
relating to Small Capitalization Growth Investments is incorporated by reference to Post-Effective Amendment No. 18 to the Registration Statement on Form N-1A.

5(w)   Investment Advisory Agreement dated June, 1997 between
Smith Barney Mutual Funds Management Inc. and Wall Street
Associates
relating to Small Capitalization Growth Investments is incorporated by reference to Post-Effective Amendment No. 18 to the Registration Statement on Form N-1A filed.

5(x) Investment Advisory Agreement dated November 7, 1997 between Smith Barney Mutual Funds Management Inc. and Montgomery Asset Management, LLC relating to Small Capitalization Growth Investments is
Incorporated by reference to Post-Effective Amendment No. 19 to the Registration
Statement on Form N-1A filed.

5(y) Investment Advisory Agreement dated November 18 1997 between Smith Barney Mutual Funds Management Inc. and Westpeak Investment Advisors, LP relating to Small Capitalization Growth Investments is Incorporated by reference to Post-Effective Amendment No. 19 to the Registration
Statement on Form N-1A filed.

6	Distribution Agreement dated July 30, 1993 between the
Registrant and Smith Barney Shearson Inc. is incorporated by reference to
Post-Effective Amendment No. 3.

7	Not Applicable.

8	Custody Agreements between the Registrant and PNC
Bank and Morgan Guaranty and Trust Company dated March
3, 1995 and August 24, 1995, respectively, are incorporated by reference to
Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A as filed on November 2, 1995.

9	Transfer Agency and Registrar Agreement between the
Registrant and The Shareholder Services Group, Inc., dated
September 26, 1993,
is incorporated by reference to Post-Effective Amendment No. 4 to the
Registration Statement on Form N-1A, as filed on December 30, 1993.

10	Opinion of Willkie Farr & Gallagher, including Consent,
is incorporated by reference to Post-Effective Amendment
No. 13 to the Registration Statement on Form N-1A filed on November 2, 1995.

11	   Auditors' Consent is incorporated
by reference to Post-Effective Amendment No. 19 to the Registration Statement on Form N-1A filed.

12	Not Applicable.

13	Purchase Agreement between the Registrant and Shearson
Lehman Brothers Inc. is incorporated by reference to Post-Effective Amendment No. 1.

14	Not Applicable.

15	Not Applicable.

16	Schedule for computation of performance data is
incorporated by reference to Post-Effective Amendment No. 1.
to the Registration Statement on Form N-1A filed on March
30, 1992 ("Post-Effective Amendment No. 1").

17	 Not Applicable

18	Not Applicable.

19	Powers of Attorney are incorporated by reference to
Post-Effective Amendment No. 3.

Item 25.	Persons Controlled by or Under Common Control with
Registrant

None.

Item 26.	Number of Holders of Securities

	(1)	(2)
	Number of Record Holders
	Title of Class  as of May 20, 1998

Shares of beneficial interest, par value $.001 per share

Government Money Investments	                 93,744
Intermediate Fixed-Income Investments	        23,615
Long-Term Fixed Income Investments   	        19,606
Municipal Bond Investments	                    2,642
Mortgage Backed Investments	                  24,671
Balanced Investments	                            571
Large Capitalization Value Equity Investments	108,597
Large Capitalization Growth Investments	     108,826
Small Capitalization Value Equity Investments	104,093
Small Capitalization Growth Investments	      103,069
International Equity Investments              103,620
International Fixed Income Investments	    25,465
Emerging Markets Equity Investments	         78,090

Item 27.	Indemnification

	Incorporated by reference to Pre-Effective Amendment
No. 2 to the Registration Statement on Form N-1A as filed on January 7, 1993.

Item 28.(a)	Business and Other Connections of Investment
Advisors

	Investment Manager - The Consulting Group

	The Consulting Group and its predecessor have been in the investment counseling business since 1973. The Consulting
Group is a
division of  Mutual Management Corp. ("MMC") (formerly Smith
Mutual Funds Management Inc.),
which was incorporated in 1968 under the laws of the State of Delaware. MMC is a wholly owned subsidiary of Salomon Smith
Barney Holdings Inc., which is in turn a wholly owned subsidiary of Travelers
Group Inc.

	The list required by this Item 28 of officers and directors of MMC and the Consulting Group, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two fiscal years, is incorporated by reference to Schedules A and D of Form ADV filed by
SBMFM on behalf of the Consulting Group pursuant to the Advisers
Act (SEC File No. 801-8314).

Item 28.(b)	Business and Other Connections of Advisors

	Advisors - Standish, Ayer & Wood, Inc.

	Standish, Ayer & Wood, Inc. ("SAW") serves as investment advisor to Intermediate Fixed Income Investments and Government Money
Investments. SAW is registered as a commodity trading adviser with the
National Futures Association. SAW has been registered as an investment advisor under the Advisers Act since 1940. SAW provides investment advisory services to individuals and institutions. SAW's principal executive offices are located at One Financial Center, Boston, Massachusetts 02111.

	The list required by this Item 28 of officers and directors of SAW, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by SAW pursuant to the
Advisers Act (SEC File No. 801-584).

 	Advisors - National Asset Management , Inc.

	National Asset Management , Inc. ("National Asset") serves as investment advisor to Long-Term Bond Investments. National Asset has been registered as an investment advisor under the Advisers Act since 1979 and provides investment advisory services to individuals and institutions. National Asset principal executive offices are located at 101 South Fifth
Street, 6th Floor, Louisville, KY 40202.

	The list required by this Item 28 of officers and directors of National Asset together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors is incorporated by reference to Schedules A and D of Form ADV filed by National Asset.

	Advisors - Smith Affiliated Capital Corp.

	Smith Affiliated Capital Corp. ("SACC") serves as investment advisor to Municipal Bond Investments. SACC has been registered as an investment advisor under the Advisers Act since 1982. SACC provides investment advisory services to individuals and institutions, and is a general partner of, and investment advisor to, a limited partnership primarily investment in municipal bonds. SAW's principal executive offices are located at 880 Third Avenue, New York, New York 10022.

	The list required by this Item 28 of officers and directors of SACC, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by SACC pursuant to the
Advisers Act (SEC File No. 801-17037).

	Advisors - Atlantic Portfolio Analytics & Management,
Inc.

	Atlantic Portfolio Analytics & Management, Inc.
("APAM") serves as investment advisor to Mortgage Backed
Investments.  APAM has
been registered as an investment advisor under the Advisers Act since 1984. APAM serves as an investment advisor to institutions.
APAM's principal executive offices are located at 201 East Pine
Street, Suite
600, Orlando, Florida 32801.

	The list required by this Item 28 of officers and directors of APAM, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by APAM pursuant to the
Advisers Act (SEC File No. 801-24775).

	Advisors - Palley-Needelman Asset Management, Inc.

	Palley-Needelman Asset Management, Inc. ("PNAM") serves as investment advisor to Balanced Investments. PNAM, the predecessor of which has been registered as an investment advisor under the Advisers Act since 1974, provides investment advisory services to individuals and institutions, including retirement plans, foundations and endowments.
PNAM's principal executive offices are located at 800 Newport
Center Drive,
Suite 450, Newport Beach, California 92660.

	The list required by this Item 28 of officers and directors of PNAM, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by PNAM pursuant to the
Advisers Act (SEC File No. 801-9755).

	   Advisors - The Boston Company Asset Management, Inc.

	The Boston Company Asset Management, Inc. ("TBCAM") serves as co-investment advisor to Large Capitalization Value Equity
Investments.
TBCAM has been registered as an investment advisor under the Advisers Act since 1970. TBCAM's principal executive offices are located at One Boston
Place, Boston, Massachusetts 02108.

	The list required by this Item 28 of officers and directors of TBCAM, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by TBCAM pursuant to the
Advisers Act (SEC File No. ________).

	Advisors - Parametric Portfolio Associates, Inc.

	Parametric Portfolio Associates, Inc. ("PPA") serves as co-investment advisor to Large Capitalization Value Equity Investments.
PPA has been registered as an investment advisor under the Advisers Act since 1987. PPA provides investment advisory services to a number of individual and institutional clients. PPA's principal executive offices are located at 7310 Columbia Center, 701 Fifth Avenue, Seattle, Washington
98104-7090.

	The list required by this Item 28 of officers and directors of PPA, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by PPA pursuant to the
Advisers Act (SEC File No. 801-29855).

	Advisors - Provident Investment Counsel, Inc.

	Provident Investment Counsel, Inc. ("PIC") serves as investment advisor to Large Capitalization Growth Investments. PIC has been registered as an investment advisor under the Advisers Act since 1951. PIC provides investment advisory services to individual and institutional clients. PIC's principal executive offices are located at
300 North Lake Avenue, Pasadena, California 91101.

	The list required by this Item 28 of officers and directors of PIC, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by PIC pursuant to the
Advisers Act (SEC File No. 801-11303).


	Advisors - NFJ Investment Group, Inc.

	NFJ Investment Group, Inc. ("NFJ") serves as co-investment advisor to Small Capitalization Value Equity
Investments.
NFJ has been registered as an investment advisor under the Advisors Act since 1989. NFJ provides investment advisory services to a number of individual and institutional clients. NFJ's principal executive offices are located at
2121 San Jacinto Street, Suite 1440, Dallas, Texas 75201.

	The list required by this Item 28 of officers and directors of NFJ, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by NFJ pursuant to the
Advisers Act (SEC File No. 801-42814).


	Advisors - Berger Associates, Inc.

	Berger Associates, Inc. ("Berger") will serve as co-investment advisor to Small Capitalization Growth Investments. Berger has been registered as an investment advisor under the Advisers Act since 1973. Berger is the investment adviser of various institutional clients. Berger's principal executive offices are located at 210 University Blvd., Suite 900, Denver, CO 80206.

	The list required by this Item 28 of officers and directors of Berger, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedule A and D of Form ADV filed by Berger pursuant to the
Advisers Act (SEC File No.801-9451).

	Advisors - Wall Street Associates

	Wall Street Associates ("WSA") will serve as co-investment advisor to Small Capitalization Growth Investments. WSA has been registered as an investment advisor under the Advisers Act since 1987. WSA is the investment adviser of various institutional clients. WSA's principal executive offices are located at 1200 Prospect Street, Suite 100, LaJolla, CA 92037.

	The list required by this Item 28 of officers and directors of WSA, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedule A and D of Form ADV filed by WSA pursuant to the
Advisers Act (SEC File No.801-30019).

	Advisors - Montgomery Asset Management, LLC

	Montgomery Asset Management, LLC ("Montgomery") will serve as co-investment advisor to Small Capitalization Growth Investments. Montgomery has been registered as an investment advisor under the Advisers Act since 1997. Montgomery is the investment adviser of various institutional clients. Montgomery's principal executive offices are located at 101 California Street, San Francisco, CA 94111.

	The list required by this Item 28 of officers and directors of Montgomery, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedule A and D of Form ADV filed by Montgomery pursuant to the
Advisers Act (SEC File No.801-54803).

	Advisors - Westpeak Investment Advisors, LP

	Westpeak Investment Advisors, LP("WSA") will serve as co-investment advisor to Small Capitalization Growth Investments. Westpeak has been registered as an investment advisor under the Advisers Act since 1991. Westpeak is the investment adviser of various institutional clients. Westpeak's principal executive offices are located at 1011 Walnut Street, Suite 400, Boulder, CO 80302.

	The list required by this Item 28 of officers and directors of Westpeak, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedule A and D of Form ADV filed by Westpeak pursuant to the
Advisers Act (SEC File No.801-39554).

	Advisors - Oechsle International Advisors, L.P.

	Oechsle International Advisors, L.P. ("OIA") serves as investment advisor to International Equity Investments. OIA has been registered as an investment advisor under the Advisers Act since 1986. OIA provides investment advisory services to a number of individual and institutional clients. OIA's principal executive offices are located at
One International Place, Boston, Massachusetts 02110.

	The list required by this Item 28 of officers and directors of OIA, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by OIA pursuant to the
Advisers Act  (SEC File No. 801-28111).

	Advisors - Julius Baer Investment Management Inc.

	Julius Baer Investment Management Inc. ("JBIM") serves as investment advisor to International Fixed Income Investments. JBIM has been registered as an investment advisor under the Advisers Act since 1984. Directly and through Julius Baer Securities Inc., JBIM provides investment advisory services to a wide variety of individual and institutional clients, including registered investment companies. JBIM's principal executive offices are located at 330 Madison Avenue, New York, New York 10017.

	The list required by this Item 28 of officers and directors of JBIM together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by JBIM pursuant to the
Advisers Act (SEC File No. 801-18766).

	Advisors - AIB Govett  Asset Management Ltd.

	AIB Govett Asset Management Ltd. ("Govett") will serve as investment advisor to Emerging Markets Equity Investments. Govett has been registered as an investment advisor under the Advisers Act since 1972. Govett is the investment adviser of various institutional clients. Govett's principal executive offices are located at Shackleton House, 4 Battlebridge Lane, London, SE1-2HR.

	The list required by this Item 28 of officers and directors of Govett, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedule A and D of Form ADV filed by Govett pursuant to the
Advisers Act (SEC File No.801-34730).

	Advisors - Alliance Capital Management L.P.

	Alliance Capital Management L.P. ("Alliance") will serve as investment advisor to High Yield Investments. Alliance has been registered as an investment advisor under the Advisers Act since 1971. Alliance is the investment adviser of various institutional and individual clients. Alliance's principal executive offices are located at 1345 Avenue of the Americas, New York, New York .

	The list required by this Item 28 of officers and directors of Alliance, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedule A and D of Form ADV filed by Alliance pursuant to the
Advisers Act (SEC File No.801-32361).

	Advisors - David L. Babson & Co., Inc.

	David L. Babson & Co. Inc. ("Babson") will serve as an investment advisor to Small Capitalization Value Equity Investments. Babson has been registered as an investment advisor under the Advisers Act since 1940. Babson is the investment adviser of various institutional and individual clients. Babson's principal executive offices are located at One Memorial Drive, Cambridge, MA,02142-1300.

	The list required by this Item 28 of officers and directors of Babson, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedule A and D of Form ADV filed by Babson pursuant to the
Advisers Act (SEC File No.801-241).



Item 29.	Principal Underwriters

(a) Smith Barney Inc. ("Smith Barney") also acts as principal underwriter for Consulting Group Capital Markets Funds;
Global Horizons Investment Series (Cayman Islands);
Greenwich Street California Municipal Fund Inc.; Greenwich Street Municipal Fund Inc.;
High Income Opportunity Fund Inc.; The Italy Fund Inc.;
Managed High Income Portfolio Inc.;
Managed Municipals Portfolio II Inc.; Managed Municipals Portfolio
Inc.;
Municipal High Income Fund Inc.; Puerto Rico Daily Liquidity Fund
Inc.;
Smith Barney Adjustable Rate Government Income Fund;
Smith Barney Aggressive Growth Fund Inc.; Smith Barney Appreciation
Fund
Inc.;
Smith Barney Arizona Municipals Fund Inc.;
Smith Barney California Municipals Fund Inc.;
Smith Barney Concert Allocation Series Inc.;
Smith Barney Small Cap Blend Fund, Inc.;
Smith Barney Equity Funds; Smith Barney Fundamental Value Fund
Inc.;
Smith Barney Funds, Inc.; Smith Barney Income Funds; Smith Barney
Income
Trust;
Smith Barney Institutional Cash Management Fund, Inc.;
Smith Barney Intermediate Municipal Fund, Inc.; Smith Barney
Investment
Funds Inc.;
Smith Barney Investment Trust; Smith Barney Managed Governments
Fund
Inc.;
Smith Barney Managed Municipals Fund Inc.;
Smith Barney Massachusetts Municipals Fund;
Smith Barney Money Funds, Inc.; Smith Barney Muni Funds;
Smith Barney Municipal Fund, Inc.;
Smith Barney Municipal Money Market Fund, Inc.;
Smith Barney Natural Resources Fund Inc.;
Smith Barney New Jersey Municipals Fund Inc.;
Smith Barney Oregon Municipals Fund ;
Smith Barney Principal Return Fund; Greenwich Street Series Fund; Smith Barney Telecommunications Trust; Smith Barney Variable Account
Funds;
Smith Barney World Funds, Inc.; Smith Barney Worldwide Special Fund
N.V.
(Netherlands Antilles); Travelers Series Fund Inc.; The USA High
Yield
Fund N.V.; Worldwide Securities Limited  (Bermuda); Zenix Income
Fund
Inc. and various series of unit investment trusts.

Smith Barney is a wholly owned subsidiary of Salomon Smith Barney Holdings Inc., which in turn is a wholly owned subsidiary of Travelers
Group Inc.  The information required by this
Item 29 with respect to each director, officer and partner of Smith Barney is incorporated by reference to Schedule A of FORM BD filed by
Smith Barney pursuant to the Securities Exchange Act of 1934 (SEC
File
No. 812-8510).

Item 30.	Location of Accounts and Records

	Consulting Group Capital Markets Funds
	222 Delaware Avenue
	Wilmington, Delaware  19801

	PNC Bank, National Association
	17th and Chestnuts Streets
	Philadelphia, Pennsylvania

	The Chase Manhattan Bank
	Chase MetroTech Center
	Brooklyn, NY  11245

	Smith Barney Inc.
	388 Greenwich Street, 22nd Floor
	New York, New York  10013

	First Data Investor Services Group Inc.
	Exchange Place
	Boston, MA  02109


Item 31.	Management Services

	Not Applicable.

Item 32.	Undertakings

	Not Applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned, and where applicable, the true and lawful attorney-in-fact, thereto duly authorized, in the City of New York and State of New York on the 28th day of May 1998.

					CONSULTING GROUP CAPITAL MARKETS FUNDS

							BY /s/ Heath B. McLendon
							    	(Heath B. McLendon,
Chief Executive Officer)

     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

	Signature	Title	Date

/s/ Heath B. McLendon
Trustee and Chairman of the Board 		May 28, 1998
Heath B. McLendon  (Chief Executive Officer)

/s/ Lewis E. Daidone
Senior Vice President and Treasurer  			May 28, 1998
Lewis E. Daidone  (Chief Financial and Accounting
Officer)

/s/ Walter E. Auch, Sr.*
    Walter E. Auch, Sr., Trustee 				May 28, 1998

/s/ Armon E. Kamesar, Trustee, 				May 28, 1998
     Armon E. Kamesar

/s/ Martin Brody*
    Martin Brody, Trustee, 					May 28, 1998

/s/ Stephen E. Kaufman*
    Stephen E. Kaufman, Trustee, 				May 28, 1998

* Signed pursuant to power of attorney filed October 29, 1993 as an exhibit to Post-Effective Amendment No. 3.

/s/ Heath B. McLendon
    Heath B. McLendon					May 28, 1998